                                   Evergreen

                                Domestic Growth

                                     Funds


   September 30, 1998

     Annual Report






[LOGO OF EVERGREEN FUNDS(SM)
      APPEARS HERE]

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                                Table of Contents
--------------------------------------------------------------------------------

Letter to Shareholders ....................................................    1

Evergreen Aggressive Growth Fund

   Fund at a Glance .......................................................    2

   Portfolio Manager Interview ............................................    3

Evergreen Fund

   Fund at a Glance .......................................................    6

   Portfolio Manager Interview ............................................    7

Evergreen Micro Cap Fund

   Fund at a Glance .......................................................   10

   Portfolio Manager Interview ............................................   11

Evergreen Omega Fund

   Fund at a Glance .......................................................   14

   Portfolio Manager Interview ............................................   15

Evergreen Small Company Growth Fund

   Fund at a Glance .......................................................   18

   Portfolio Manager Interview ............................................   19

Evergreen Stock Selector Fund

   Fund at a Glance .......................................................   22

   Portfolio Manager Interview ............................................   23

Evergreen Strategic Growth Fund

   Fund at a Glance .......................................................   25

   Portfolio Manager Interview ............................................   26

Financial Highlights

   Evergreen Aggressive Growth Fund........................................   29

   Evergreen Fund..........................................................   31

   Evergreen Micro Cap Fund................................................   33

   Evergreen Omega Fund....................................................   35

   Evergreen Small Company Growth Fund.....................................   37

   Evergreen Stock Selector Fund...........................................   39

   Evergreen Strategic Growth Fund.........................................   41

Schedule of Investments

   Evergreen Aggressive Growth Fund........................................   43

   Evergreen Fund..........................................................   44

   Evergreen Micro Cap Fund................................................   49

   Evergreen Omega Fund....................................................   51

   Evergreen Small Company Growth Fund.....................................   53

   Evergreen Stock Selector Fund...........................................   56

   Evergreen Strategic Growth Fund.........................................   58

Statements of Assets and Liabilities.......................................   60

Statements of Operations ..................................................   61

Statements of Changes in Net Assets........................................   63

Combined Notes to Financial
Statements ................................................................   66

Report of Independent Accountants .........................................   77

Independent Auditors' Reports .............................................   78

Additional Information ....................................................   79


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                                 Evergreen Funds
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Evergreen Funds is one of the nation's fastest growing investment companies with approximately $50 billion in assets under management.

With over 70 mutual funds to choose among and acclaimed service and operations capabilities, investors enjoy a broad range of quality investment products and services designed to meet their needs.

The Evergreen Funds employ intensive, research-driven investment strategies executed by over 90 research analysts and portfolio managers. The fund company remains dedicated to meeting the needs of investors and their advisors in a global economy. Look to the Evergreen Funds to provide a distinctive level of service and excellence in investment management.


This annual report must be preceded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

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Mutual Funds:  ARE NOT FDIC INSURED   May lose value . Are not bank guaranteed
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                           Evergreen Distributor, Inc.
    Evergreen(SM) is a Service Mark of Evergreen Investment Services, Inc.

                             Letter to Shareholders
                             ----------------------
                                  November 1998



[PHOTO OF WILLIAM M. ENNIS
 MANAGING DIRECTOR APPEARS HERE]

Dear Shareholders:

We are pleased to provide you the Evergreen Domestic Growth Funds annual report covering the year ended September 30, 1998.

Market Volatility

The financial markets have certainly experienced volatility in the past few months. After a five-year period of unprecedented growth, the stock market peaked on July 17, 1998, when prices were at historic highs relative to benchmarks such as corporate profits and dividends. Since that point, fears of foreign currency devaluations, political turbulence and instability abroad have produced an uncertain market. Through September, the market all but lost its year-to-date gains, and then in October was on the rise, nearing the levels of July's peak. We encourage you to take this opportunity to review your investment time horizon and ensure you are on track with your goals. We also encourage you to consider an invaluable strategy of investing during uncertain times: Dollar Cost Averaging./1/ By investing a little at a time in regular intervals, you can remain focused on your investment goals and not worry about predicting market trends. Contact your investment representative or call us at 800.343.2898 to start your Systematic Investment Plan today.

Year 2000/2/

The year 2000 is nearly upon us, and unlike some, we are looking forward to it. We have been addressing the Year 2000 issue since February 1996 and have adopted an industry best practices methodology for the project. Our team is on schedule to complete the following milestones: Inventory and Assessment, Remediation, Testing and Contingency. We believe that for Evergreen shareholders, the transition into the next millennium should be seamless, with virtually no impact on the products and services you receive from us.

Cost Savings

In an effort to achieve efficiencies and cost savings, we are combining your funds' required mailings so you only receive one per household, based on the registration last name and exact address./3/ This reduces the mailing costs, not to mention the amount of paper needed to print, which in turn benefits your funds by reducing the overall expenses. If you prefer to receive separate copies of reports and prospectuses for each registered holder in your household, please notify us by calling the number on your statement and we will adjust our records accordingly.

Thank you for your continued investment with Evergreen Funds.

Sincerely,

/s/ William M. Ennis

William M. Ennis
Managing Director
Evergreen Funds


Good News!

Effective for the 1998 Tax Year, long-term capital gains taxes are reduced to 20%.



/1/ This type of plan does not assure a profit or protect against loss in a declining market.
/2/ The information above constitutes Year 2000 readiness disclosure.
/3/ If you purchased your shares through a financial representative, we may not be able to consolidate your mailings by last name and address, because that institution controls the mailings.

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                                   EVERGREEN
                            Aggressive Growth Fund
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                    Fund at a Glance as of September 30, 1998


We seek the best companies in an industry, and will gladly pay a "fair" price for this opportunity rather than settling for the second or third best company at a "bargain" price.


                                    Portfolio
                                   Management
                ----------------------------------------------

                [PHOTO OF HAROLD J. IRELAND, JR. APPEARS HERE]

                             Harold J. Ireland, Jr.
                               Tenure: April 1983


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                          CURRENT INVESTMENT STYLE/1/
--------------------------------------------------------------------------------

                            [GRAPHIC APPEARS HERE]

Morningstar's Style Box is based on a portfolio date as of 9/30/98.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

/1/Source: 1998 Morningstar, Inc.

Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The S&P 400 and the NASDAQ Industrials are unmanaged indices. These indices do not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.


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                           PERFORMANCE AND RETURNS*
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                                          Class A  Class B   Class C  Class Y
Inception Date                            4/15/83  7/7/95    8/3/95   7/11/95
 ................................................................................
Average Annual Returns
 ................................................................................
1 year with sales charge                  -10.40%  -11.30%   -7.76%     n/a
 ................................................................................
1 year w/o sales charge                    -5.93%   -6.82%   -6.87%   -5.43%
 ................................................................................
3 years                                     7.89%    8.04%    8.93%    9.97%
 ................................................................................
5 years                                     9.04%      --       --       --
 ................................................................................
10 years                                   15.75%      --       --       --
 ................................................................................
Since Inception                            12.64%   10.61%   10.27%   12.54%
 ................................................................................
Maximum Sales Charge                        4.75%    5.00%    1.00%     n/a
                                           Front End  CDSC    CDSC
 ................................................................................
12-month capital gain distributions
per share                                  $0.85    $0.85    $0.85    $0.85
 ................................................................................
*Adjusted for maximum sales charge.



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                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

 Date       CPI    Russell 2000  Class A   S&P 400   NASDAQ Industrials
-------   -------  ------------  -------   -------   ------------------
9/30/88   $10,000     $10,000    $ 9,525   $10,000        $10,000
9/30/89   $10,434     $12,149    $12,903   $13,729        $11,866
9/30/90   $11,077     $ 8,850    $10,411   $11,748        $ 9,526
9/30/91   $11,452     $12,840    $17,477   $17,658        $15,259
9/30/92   $11,795     $14,010    $20,128   $19,769        $16,052
9/30/93   $12,112     $18,656    $26,672   $24,631        $20,170
9/30/94   $12,471     $19,155    $25,533   $25,017        $20,101
9/30/95   $12,788     $23,630    $32,731   $31,452        $25,380
9/30/96   $13,172     $26,733    $41,117   $35,842        $26,637
9/30/97   $13,456     $35,605    $45,886   $49,816        $35,556
9/30/98   $13,656     $28,833    $43,165   $46,622        $26,675

Comparison of a $10,000 investment in Evergreen Aggressive Growth Fund Class A, versus a similar investment in the Standard & Poor's 400 Mid-Cap Index (S&P
400), the Nasdaq Industrials Index, the Russell 2000 Index, and the Consumer Price Index (CPI).

Note: The Fund is changing its benchmark from the Russell 2000 to the S&P 400 due to the Fund's mid-cap weighting which is better represented by the S&P 400.

Nasdaq Industrials Index is an unmanaged index and a sub-set of the Nasdaq Composite Index. It includes companies classified as agricultural, mining, construction, manufacturing (electronic components), services, and public administration enterprises.

Standard & Poor's 400 Mid Cap Index is an unmanaged index of 400 publicly traded mid-capitalization U.S. stocks and is often used as an indicator of the mid-cap market.

Russell 2000 Index is an unmanaged index of 2,000 publicly traded U.S. stocks and is often used as an indicator of the small company stock market.

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                                   EVERGREEN
                            Aggressive Growth Fund
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                           Portfolio Manager Interview


How did the Fund perform during the past fiscal year?

For the 12-month period ended September 30, 1998, Class A shares, unadjusted for sales charge, had a total return of -5.9%. For the same period, the Standard & Poor's 400 Mid-Cap Index returned -6.3%, the Nasdaq Industrials returned -25.0%. Within its peer group, the Fund ranked in the 31st percentile, with a total return better than 71% of mid-cap growth funds. Specifically, within the Morningstar Mid-Cap Growth Fund Universe, the Fund ranked 101 of 350 funds in total return for the year./1/

                                    Portfolio
                                 Characteristics
                                 ---------------

  Total Net Assets                                                $204,962,745
  ............................................................................
  Number of Holdings                                                        47
  ............................................................................
  Beta                                                                    1.14
  ............................................................................
  P/E Ratio                                                              26.7x
  ............................................................................



What was the economic environment like during the period?

During the first six months of the fiscal year, stronger than expected economic growth and declining inflation and interest rates were positive for stocks. During the second half of the period, the General Motors strike and economic turmoil in Asia and the emerging markets caused economic growth to slow. Financial problems in world markets led to a decline in U.S. exports, which investors feared would lead to weak profits for U.S. corporations and a possible recession. As a result, market sentiment turned negative, institutional investors lightened up their stock purchases and investments and the market declined significantly. This correction took on the characteristics of a panic flight to quality as massive, highly leveraged hedge fund positions were uncovered and unwound. Small company and cyclical stocks suffered the most during the market turbulence. Consistent mid-cap growth stocks, however, like many of the Fund's largest holdings, fared better. The long-term effects of lower inflation are very positive for lower interest rates and consequently higher stock valuations for growth companies.

How do you select stocks for the portfolio?

We focus on mid-cap companies with histories of consistent growth and whose revenues and earnings, we believe, will continue to grow at least 20% a year. These companies also have a high level of profitability based on current profit margins and return on equity. We seek the best companies in an industry, and will gladly pay a "fair" price for this opportunity rather than settling for the second or third best company at a "bargain" price. We will continue to hold a company as it becomes a larger cap company as long as it grows in line with our investment criteria.

What contributed to performance during the period?

Each of the Fund's five largest industries was a strong contributor to performance. In addition, each of the Fund's top ten company holdings, was up for the year. These top ten holdings accounted for slightly more than 50% of portfolio assets as of fiscal year end and produced an aggregate total return of 48% for the 12-month period.

/1/Source: Morningstar, Inc. an independent monitor of mutual fund performance. The rankings are based on total return and do not include the effect of a sales charge. For the 5-year period ended September 30, 1998, the Fund's Class A shares ranked 67 out of 129 mid-cap growth funds tracked by Morningstar. For the 10-year period ended September 30, 1998, the Fund's Class A shares ranked 10 out of 58 mid-cap growth funds tracked by Morningstar. Past performance is no guarantee of future results.

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                                   EVERGREEN
                             Aggressive Growth Fund
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                           Portfolio Manager Interview


                                Top 5 Industries
                          -----------------------------
                          (based on 9/30/98 net assets)

  Software / Technology                                                 24.2%
  ...........................................................................
  Healthcare                                                            18.3%
  ...........................................................................
  Retail (Specialty)                                                    15.7%
  ...........................................................................
  Communication Systems & Services                                      10.3%
  ...........................................................................
  Business Services                                                     10.2%
  ...........................................................................


What held back performance?

The Energy sector produced a negative return for the period. A warmer than normal winter and concerns about slower future worldwide economic growth drove oil prices lower and shaved earnings expectations for oil drilling, equipment and service companies. Energy holdings were 28% of total assets at the beginning of the period but only accounted for 15% of assets at September 30, 1998. The energy company stock recovery was interrupted this year, but we believe it will resume next year and continue for several more years.

What changes did you make in the portfolio?

We built major positions in four stocks, three of which are now among the Fund's top ten holdings. New additions included: Citrix Systems, a company that makes computer network products, whose WinFrame product is shipped with Microsoft's Windows NT software; EMC Corporation, the world leader in enterprise storage and retrieval technology, whose products are used in online reservation systems, transaction processing, Year 2000 compliance efforts, disaster recovery systems, the internet and corporate intranets; SunAmerica, a leading financial services firm that focuses on the retirement savings market and markets annuities, guaranteed investment contracts, mutual funds, trust services and investment counseling. Recently, American International Group offered to acquire SunAmerica. We also added VISX, Inc., a manufacturer and licenser of the leading laser system for eye surgery. We significantly increased the Fund's position in HBO & Company, a leader in medical information systems and medical networking services.

We eliminated some smaller positions whose growth had slowed, including Republic Industries, Medicis Pharmaceutical, Ethan Allen Interiors, Etec Systems, and Parametric Technology.


                                Top 10 Holdings
                         -----------------------------
                         (based on 9/30/98 net assets)

  Cisco Systems, Inc.                                                    7.9%
  ...........................................................................
  Microsoft Corporation                                                  7.0%
  ...........................................................................
  BMC Software, Inc.                                                     6.2%
  ...........................................................................
  VISX, Inc.                                                             5.2%
  ...........................................................................
  EMC Corporation                                                        4.7%
  ...........................................................................
  SunAmerica, Inc.                                                       4.5%
  ...........................................................................
  Home Depot, Inc.                                                       4.4%
  ...........................................................................
  Paychex, Inc.                                                          3.8%
  ...........................................................................
  Medtronic, Inc.                                                        3.7%
  ...........................................................................
  MedQuist, Inc.                                                         3.4%
  ...........................................................................


What are some of the themes in the portfolio?

Information technology is a major theme. Information rather than materials is the major "stuff" of economic activity. The backbone of information technology is computer software, communications and networking equipment supporting the Internet and corporate intranets. Cisco Systems, Microsoft, EMC Corporation and MCI WorldCom, are major holdings and dominant developers of products and services in

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                                   EVERGREEN
                            Aggressive Growth Fund
--------------------------------------------------------------------------------

                           Portfolio Manager Interview


these areas. Sterling Commerce, our 17th largest holding, is the largest provider of applications for electronic commerce and electronic payments in the U.S., helping corporate and government organizations save on pro procurement, acquisition and accounting costs.

Outsourcing is another theme. For several years U.S. corporations have been striving for greater productivity and cost-cutting by outsourcing critical business functions. Holdings in the portfolio that reflect the outsourcing theme are: Paychex, the largest provider of payroll and accounting services to mid-sized businesses; Fiserv, a leading provider of financial data processing services to banks and financial institutions; Analysts International, a computer software services and technical support company; Saville Systems, which creates customized billing systems for corporations; and MedQuist, a provider of information services to health care organizations. Major oil companies are increasingly outsourcing exploration, drilling and service functions. Halliburton, Schlumberger and Petroleum Geo-Services are companies in the portfolio that provide broad-based, one-stop shopping for oilfield services.

The "Graying of America" is a major long-term trend in our economy driving increased healthcare needs and spending. The U.S. now has the largest population of retirees in history and the leading edge of the "baby boom" generation is just reaching its fifties. Both age groups use a disproportionate amount of healthcare products and services. An above-average 18% of the portfolio is invested in the health care industry. Three of the largest holdings are Medtronic, the leader in pacemakers and other implantable cardiovascular devices; Renal Care Group, a company that provides medical care for individuals suffering from kidney diseases and diabetes; and Health Management Associates, a highly efficient owner/operator of acute care and psychiatric hospitals in rural areas in eleven states.

Specialty Retailers that save customers time by providing a high level of customized service and/or convenience are also a portfolio theme. Such companies have a competitive edge in the marketplace. Even though consumers have more money than ever to spend, they seem to have less and less time. Holdings in Office Depot, Staples, Bed Bath & Beyond, Fastenal and Family Dollar Stores reflect this theme. One of the Fund's most successful holdings in this sector is Home Depot whose growth continues to exceed 25% annually. The company provides the highest level of service in the do-it-yourself, home improvement market.

What is your outlook?

We are positive about the companies in the portfolio. We believe growing companies with double-digit earnings growth should benefit from lower inflation and interest rates. Business growth in a deflationary world is increasingly rare and should command higher PE multiples. Small and mid-cap companies suffer more as they always do in periods of economic and market uncertainty, but as long as their growth remains intact we believe they will provide exceptional returns when the financial markets settle down. Most economists expect the U.S. economy to grow about 2.4% in the fourth quarter of 1998 and 2.3% in 1999. The Federal Reserve has taken action with its recent interest rate cuts that should settle the financial markets and support future economic growth. We believe economic growth at these levels will generate a strong stock market recovery and even stronger growth for the Fund's net asset value.

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                                  EVERGREEN
                                Evergreen Fund
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                    Fund at a Glance as of September 30, 1998


Through the fiscal year, our portfolio strategy included the maintenance of a sizable cash equivalent position because we believed that the market had entered a highly volatile period, and that large numbers of issues were fully-valued, or overvalued.

                                    Portfolio
                                   Management
                                   ----------

                   [PHOTO OF STEPHEN A. LIEBER APPEARS HERE]

                                Stephen A. Lieber
                              Tenure: October 1971


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                            CURRENT INVESTMENT STYLE/1/
--------------------------------------------------------------------------------

                            [GRAPHIC APPEARS HERE]

Morningstar's Style Box is based on a portfolio date as of 9/30/98.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

/1/Source: 1998 Morningstar, Inc.

Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The Russell 2000 Index is an unmanaged index and does not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

 -------------------------------------------------------------------------------
                            PERFORMANCE AND RETURNS*
-------------------------------------------------------------------------------
                                          Class A  Class B   Class C  Class Y
Inception Date                            1/3/95  1/3/95    1/3/95   10/15/71
 ...............................................................................
Average Annual Returns
 ...............................................................................
1 year with sales charge                  -10.07%  -10.77%   -7.11%     n/a
 ...............................................................................
1 year w/o sales charge                    -5.59%   -6.18%   -6.19%   -5.25%
 ................................................................................
3 years                                    12.40%   12.67%   13.44%   14.59%
 ................................................................................
5 years                                       --       --       --    15.16%
 ...............................................................................
10 years                                      --       --       --    12.25%
 ................................................................................
Since Inception                            17.76%   17.99%   18.49%   16.03%
 ...............................................................................
Maximum Sales Charge                        4.75%    5.00%    1.00%     n/a
                                         Front End    CDSC     CDSC
 ...............................................................................
12-month income dividends
per share                                  $0.10       --       --    $0.14
 ...............................................................................
12-month capital gain distributions
per share                                  $0.50    $0.50    $0.50    $0.50
 ...............................................................................
*Adjusted for maximum sales charge.


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                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

           Date          CPI       Russell 2000    Class A
           ----          ---       ------------    -------
          1/3/95      $ 10,000       $ 10,000      $  9,525
         9/30/95      $ 10,234       $ 12,571      $ 12,374
         9/30/96      $ 10,541       $ 14,222      $ 14,610
         9/30/97      $ 10,768       $ 18,942      $ 19,537
         9/30/98      $ 10,929       $ 15,339      $ 18,445


Comparison of a $10,000 investment in Evergreen Fund Class A, versus a similar investment in the Russell 2000, and the Consumer Price Index (CPI).

Russell 2000 Index is an unmanaged Index of 2,000 publicly traded U.S. stocks and is often used as an indicator of the performance of the small company stock market.

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                                  EVERGREEN
                                Evergreen Fund
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                          Portfolio Manager Interview


What was the Fund performance in its fiscal year?

The Evergreen Fund's original Class Y shares, had a decline of 5.25% total return for the fiscal year ended September 30, 1998. This was only the fifth fiscal year decline in net asset value in the Fund's twenty-seven year history. For the entire period since inception on October 15, 1971, the Fund's Class Y shares have provided an average annual return of 16.03%. Class A, B, and C shares returned -5.59%, -6.18%, and -6.19%, respectively, unadjusted for any sales charges, for the fiscal year. The Fund's performance in the fiscal year contrasted favorably with that registered by the leading average of smaller, entrepreneurial companies, the Russell 2000 Index which declined 19.02% in this period. The Fund showed a significant positive figure for performance until the fourth quarter of its fiscal year, when its decline was 14.52%. The sharpest fall-off in net asset values took place in August, while September showed a meaningful recovery, up 4.63%.


                                   Portfolio
                                Characteristics
                                ---------------

  Total Net Assets                                               $1,847,330,018
  .............................................................................
  Number of Holdings                                                        344
  .............................................................................
  Beta                                                                     1.03
  .............................................................................
  P/E Ratio                                                               16.2x
  .............................................................................


Why did Evergreen Fund outperform the Russell 2000 Average?

The Evergreen Fund portfolio through the year was not exclusively in a selection of smaller entrepreneurial companies. The Fund holds several highly defensive large capitalization companies which outperformed the market during the fiscal year. These include: Fannie Mae, up 36.4%; Freddie Mac, up 39.8%; Johnson & Johnson, up 35.7%; and Merck & Co., Inc., up 29.5%. Each has been long held, has had significant capital appreciation, and represents a significant portion of Fund holdings. In addition to their strength, the Fund benefited from a sizable cash equivalent position, 18.8% at the beginning of the sharply lower September quarter, and 20.0% at the end of that quarter. These defensive aspects of the portfolio provided a partial, although certainly not total, counterbalance to the highly volatile performance of smaller companies in the September quarter.

What were the strengths and weaknesses in the Fund's portfolio during the fiscal year?

The Fund had many areas of sizable strength, including 20 issues whose capital appreciation during the fiscal year was 50% or more. The industry sector showing up most in this group was financial, led by the title insurance company, First American Financial Corp., which was up 137.9%. This high performance group included smaller banks, such as Gold Banc Corp., Inc., up 78.7%; Sandwich Bancorp, Inc., up 53.5%; and Maryland Federal Bancorp, Inc., up 53.4%. Technology innovative leaders were significant performers, led by Cisco Systems, Inc., up 89.7%; and Gateway 2000, Inc., up 66.1%. Health care was represented in the top performers by such issues as McKesson Corp., up 79.8%; Lincare Holdings, Inc., up 53.2%; and Express Scripts, Inc., up 52.3%. Numbers of strong performers were sold with substantial gains, led by part of the Fund's position in Dillard's, Inc., which was sold with a gain of 2,331.2% after a 15 1/2 year holding. Other major gains were in BB&T Corp., up 483.5%; part of our holdings in Executive Risk, Inc., up 481.6%; part of our holdings in MBIA Inc., up 434.8%; Onbancorp, Inc., up 406.7%; and CVS Corp., up 87.8%. These are but a few of the issues which were sold when we either judged that they had risen to valuations which more than discounted their future growth, or others which were sold when we regarded them as unlikely to achieve our growth goals. The latter group ranged from companies which had run into legal or regulatory

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                                  EVERGREEN
                                Evergreen Fund
--------------------------------------------------------------------------------

                           Portfolio Manager Interview

problems, such as Ucar International, which was sold with a 62.7% loss after the Federal Trade Commission penalized the company in a price-fixing charge, or companies whose product positioning found them in a declining market opportunity, such as Nike, Inc., Beverly Enterprises, Inc., Ranger Oil, Ltd, and Bio-Rad Laboratories, Inc. With the Fund's very broad diversification into 344 companies, no loss taken had a sizable impact on portfolio valuation.


                                 Top 10 Holdings
                          -----------------------------
                          (based on 9/30/98 net assets)

  Clear Channel Communications, Inc.                                    4.4%
  ..........................................................................
  Merck & Co., Inc.                                                     3.5%
  ..........................................................................
  M & T Bank Corp.                                                      3.3%
  ..........................................................................
  Intel Corp.                                                           2.8%
  ..........................................................................
  Federal National Mortgage Association                                 2.1%
  ..........................................................................
  BankBoston Corp.                                                      1.9%
  ..........................................................................
  NationsBank Corp.                                                     1.8%
  ..........................................................................
  Johnson & Johnson                                                     1.7%
  ..........................................................................
  Federal Home Loan Mortgage Corp.                                      1.4%
  ..........................................................................
  McKesson Corp.                                                        1.2%
  ..........................................................................


Were mergers and acquisitions a plus for performance?

This fiscal year saw the largest number of merger and acquisition developments among Fund holdings in its history, with transactions completed or begun for 44 of the Fund's holdings. For those of this group which have been completed as of the end of the fiscal year, the average gain was 170.5%. These developments continue a long-term trend of the Fund, which has now had 351 of its holdings merged or acquired since its inception, and nine are still pending. We have long regarded the recurrent and frequent series of bids for Fund holdings by other companies as demonstrating that we have bought undervalued growth opportunities.

The most prominent industry group among the 44 companies which received bids during the year was the financial, with 14 (primarily banks) announcing or completing such transactions. The largest was the Fund's holding in Barnett Banks, Inc. This holding began in December, 1990, with the purchase of shares of First Florida Banks, Inc., which was subsequently acquired by Barnett, and Barnett, in turn, was, acquired in 1998 by NationsBank Corp. (which has now, through yet another merger, become BankAmerica Corp.). The Fund's original investment of $2,833,672 beginning in 1990, was valued at $35,621,924 at the time of the completion of the acquisition in January. Other very long-term holdings with acquisitions during the year were Fort Wayne National, bought originally in 1985, which provided a 973.9% gain on its acquisition, and Onbancorp, Inc., bought in 1989, with a 265.4% gain to the Fund. Specialty technology companies, especially medical-related, were among others with acquisition bids, including Tecnol Medical Products, Inc., Medic Computer Systems, Inc., Heartstream Inc., and United States Surgical Corp. In the home-building field, acquisitions were made of Pacific Greystone Corp. and Continental Homes Holding Corp. One of the larger transactions was in the shares of Mercantile Stores Co., Inc., initially purchased in September 1994, and acquired in August, with a gain of 81.8%. It is anticipated that the Fund's active research for investment opportunities and undervalued growth companies will continue to provide the portfolio with companies which are attractive acquisition candidates.



                               Top 5 Industries
                        ------------------------------
                         (based on 9/30/98 net assets)

  Banks                                                               15.6%
  .........................................................................
  Healthcare Products & Services                                      11.7%
  .........................................................................
  Finance & Insurance                                                 10.9%
  .........................................................................
  Information Services & Technology                                    8.3%
  .........................................................................
  Publishing, Broadcasting & Entertainment                             6.5%
  .........................................................................

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                                  EVERGREEN
                                Evergreen Fund
--------------------------------------------------------------------------------

                           Portfolio Manager Interview


What is the Fund's policy with regard to its sizable cash equivalent position?

Through the fiscal year, our portfolio strategy included the maintenance of a sizable cash equivalent position because we believed that the market had entered a highly volatile period, and that large numbers of issues were fully valued, or overvalued. Therefore, we anticipated potential price declines which would allow us to meet our standards of buying the shares of entrepreneurial growth companies on a value basis. The strategy proved highly rewarding, as toward the end of the fiscal year, the stock markets had a major decline and we were able to maintain a steady, careful accumulation program. Many outstanding buys were made, especially around the period of the sharp stock market fall on August 31. Some had achieved significant gains by the end of the fiscal year, notably in smaller companies which had sold off greatly, such as Elan Corp. Plc., Maxxim Medical, Inc., Analytical Surveys, Inc., Diamond Offshore Drilling, Inc., and Comair Holdings, Inc.

What are the Fund's expectations for the current fiscal year?

We are optimistic for renewed vigor in the Fund's capital appreciation because of both external macroeconomic influences and the quality and dynamism of the Fund's portfolio holdings. Our assessment of the economic outlook is positive because we believe the steps necessary to sustain economic momentum have already begun under the leadership of the Federal Reserve and the Administration. The recent rate cuts are highly positive, demonstrating, in our view, that the Federal Reserve is aiming to avoid unnecessary credit tightness. It also demonstrates that the recent trend of diminished inflation is viewed as stable and continuing. U.S. Treasury efforts to restimulate Japan's key role in the world economy, particularly in East Asia, are closer now to objectives than at any time in the last several years, given Japan's banking restructuring and discussion of tax reduction. With contemplated aid to Brazil, a major source of instability should be removed from this important trading partner. Europe has begun an apparently coordinated series of interest rate cuts aimed at invigorating economic and employment growth.

This is a positive backdrop; the most immediate consequence for the portfolio has already at this writing, late in October, been a recovery of values in the Fund's major financial institution sector. The banking industry was most severely hit in the decline in the fourth quarter, particularly after the Russian ruble collapse. While the Fund's many holdings are conservatively positioned, regional banks were not directly impacted; nonetheless, a fear running through investors in financial companies drove down the prices of many of our holdings. With that recovery begun, and many strong earnings already being reported, we anticipate a favorable trend. We have further strengthened the financial institution holdings with purchases of highly deflated, quality regional growth banks during the fourth quarter. The negatives which overwhelm so many technological companies, including some of the Fund's smaller company holdings, appear to be abating as the markets see continuing demand for computers and electronic communications products, with the inventory glut earlier in 1998 having been worked through. Overall, the portfolio selection is based on expectations of significantly above-average profit performance by our holdings, even in a slowing economic environment. Volatility, both political and economic, may still bring unexpected swings, and, therefore, the Fund is maintaining a sizable cash equivalent reserve position. Our goal is to continue to take advantage of outstanding opportunities which meet our standards for long-term entrepreneurial growth, purchased on a value basis.

We appreciate the continuing support and interest of the Fund's shareholders.

--------------------------------------------------------------------------------
                                   EVERGREEN
                                Micro Cap Fund
--------------------------------------------------------------------------------

                    Fund at a Glance as of September 30, 1998


When market sentiment turned negative in the summer of 1998, the stock prices of the smaller companies did not hold up as well as the prices of larger companies, despite the fact that they were trading at more attractive valuations.


                                   Portfolio
                                  Management
                               ----------------

                   [PHOTO OF STEPHEN A. LIEBER APPEARS HERE]

                                Stephen A. Lieber
                              Tenure: January 1996


                    [PHOTO OF EDWIN D. MISKA APPEARS HERE]

                                 Edwin D. Miska
                              Tenure: January 1996


--------------------------------------------------------------------------------
                            CURRENT INVESTMENT STYLE/1/
--------------------------------------------------------------------------------

                             [GRAPHIC APPEARS HERE]

Morningstar's Style Box is based on a portfolio date as of 9/30/98.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

/1/Source: 1998 Morningstar, Inc.

Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The Russell 2000 Index is an unmanaged index and does not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
                            PERFORMANCE AND RETURNS*
--------------------------------------------------------------------------------
                                           Class A  Class B  Class C  Class Y
Inception Date                              1/3/95  1/3/95   1/3/95    6/1/83
 ................................................................................
Average Annual Returns
 ................................................................................
1 year with sales charge                   -25.22%  -25.76%  -22.79%    n/a
 ................................................................................
1 year w/o sales charge                    -21.49%  -22.07%  -22.05%  -21.28%
 ................................................................................
3 years                                      3.84%    3.86%    4.79%    5.81%
 ................................................................................
5 years                                        --       --       --     4.85%
 ................................................................................
10 years                                       --       --       --     9.49%
 ................................................................................
Since Inception                              7.43%    7.38%    8.06%   12.39%
 ................................................................................
Maximum Sales Charge                         4.75%    5.00%    1.00%     n/a
                                          Front End    CDSC     CDSC
 ................................................................................
12-month capital gain distributions
per share                                   $1.39    $1.39    $1.39    $1.39
 ................................................................................
*Adjusted for maximum sales charge.


--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

 Date                Class A        Russell 2000         CPI
 ----                -------        ------------         ---
 1/3/95               $9,525          $10,000          $10,000
9/30/95              $11,126          $12,571          $10,234
9/30/96              $10,803          $14,222          $10,541
9/30/97              $16,658          $18,942          $10,768
9/30/98              $13,079          $15,339          $10,929


Comparison of a $10,000 investment in Evergreen Micro Cap Fund Class A, versus a similar investment in the Russell 2000 Index, and the Consumer Price Index
(CPI).

Russell 2000 Index is an unmanaged index of 2,000 publicly traded U.S. stocks and is often used as an indicator of the small company stock market.

--------------------------------------------------------------------------------
                                   EVERGREEN
                                Micro Cap Fund
--------------------------------------------------------------------------------

                           Portfolio Manager Interview


How did the Fund perform?

The Fund's performance reflected the difficulties of investing in very small companies during the past year, when these micro-cap stocks were out of favor despite relatively favorable valuations and earnings outlooks. For the 12 months ended September 30, 1998, the Evergreen Micro Cap Fund Class Y shares had a total return of -21.28%. The Fund's Class A, B, and C shares had total returns of -21.49%, -22.07%, and -22.05%, respectively, unadjusted for any sales charges. During the same 12-month period, the Russell 2000 Index, a commonly used index of the small company stock market, had a return of -19.02%. The average micro-cap fund had a return of -26.68% during the same period, according to Lipper Analytical Services, an independent monitor of mutual fund performance.



                                    Portfolio
                                 Characteristics
                                 ---------------

  Total Net Assets                                               $51,182,646
  ..........................................................................
  Number of Holdings                                                      96
  ..........................................................................
  Beta                                                                  1.38
  ..........................................................................
  P/E Ratio                                                            12.1x
  ..........................................................................


What was the investment environment like during the period?

The market clearly favored the larger, well-known, giant capitalization companies during the year, based primarily on the expectation that these companies would continue to achieve good earnings growth. Investors thought they could buy a company like Coca Cola, Gillette, Intel or Microsoft, get excellent earnings growth from these companies, and see the stock prices move positively every day. Given these expectations, it was more likely that the larger companies would get the attention over the lesser-known, less-followed, small- and micro-cap names. We had an environment for most of the year in which smaller companies with positive earnings growth similar to that of larger companies were at a distinct disadvantage because of their lower profiles. Liquidity also was an important factor. Investors liked stocks that were easy to trade, and this favored the biggest companies.

When market sentiment turned negative in the summer of 1998, the stock prices of the smaller companies did not hold up as well as the prices of larger companies, despite the fact that they were trading at more attractive valuations.

In light of this environment, what was your strategy?

Our long-term strategy remains the same -- to buy the stocks of well managed, innovative micro-cap companies trading at attractive valuations relative to the market and possessing a dynamic catalyst for growth. The group of stocks from which we select is comprised of companies of $200 million or less in market capitalization -- the lowest 10% of the market in terms of size. We use a rigorous, quantitative, fundamental and valuation review to find attractive opportunities among these stocks. We combine that with a discipline to sell stocks quickly when we see any signs of disappointment.

We stuck to that strategy, although we did place greater emphasis on companies that would benefit from a continued, strong economy. This is where micro-cap stocks may have somewhat of an advantage during a time of international economic uncertainty. Only 40% of micro-cap companies have any foreign sales, versus about 65% of large-cap companies.

--------------------------------------------------------------------------------
                                   EVERGREEN
                                Micro Cap Fund
--------------------------------------------------------------------------------

                          Portfolio Manager Interview

                               Top 5 Industries
                         -----------------------------
                         (based on 9/30/98 net assets)

  Industrial Specialty Products & Services                            12.8%
  .........................................................................
  Banks                                                               11.9%
  .........................................................................
  Building Construction & Furnishings                                 11.2%
  .........................................................................
  Information Services & Technology                                   10.0%
  .........................................................................
  Products & Services Healthcare                                       8.5%
  .........................................................................


In spite of this difficult period, did any stocks help the Fund's performance?

Yes. The top three performers in the portfolio for the year were small banking companies. CNB Financial, which is based in upstate New York, had a 62.8% return for the year. Washington Trust Bancorp, a Rhode Island banking company, had a return of 55.9%. Northern States Financial, based in Waukegan, Ill., was up 40.4% for the 12-month period.

These three banks were largely unaffected by world markets, and more directly influenced by what happens in their local economies. They all continued to have strong earnings and revenue growth. Their stocks were undervalued relative to their peers. Smaller bank stocks also continue to be helped by expectations of industry consolidation.

Among other top-performers were Stanley Furniture Co., a manufacturer of furniture for the home, and Genlyte Group, Inc., a manufacturer of commercial and home lighting fixtures. In the past 12 months, Stanley Furniture was up 29.8%, while Genlyte was up 24.6%. Both these companies benefited from strong consumer confidence, lower interest rates, and continued healthy domestic home construction spending. In addition, Genlyte's stock gained as a result of the announcement of a joint venture with one of its competitors, Thomas Industries, which should double the size of Genlyte's business and enhance its earnings.

The Fund's performance was held back by sub-par stock performance during the year from a number of larger holdings that had been strong contributors to the Fund in the past. This list includes Alcide Corp., down 67%; Badger Meter, down 39.7%; General Employment Corp., down 40.4%; and Del Laboratories, Inc., down 29.9%. None of these companies has any significant profitability or growth concerns on the horizon. Alcide Corp. continues to be a leading pioneer in anti-microbial inventions, particularly in areas of food safety. Badger Meter is continuing to develop new technologies in fluid metering devices. General Employment Enterprises continues to provide staffing services for the employment needs of the high technology sector, and Del Laboratories has enhanced and broadened its cosmetic product lines with a significant acquisition. All of these companies had positive trends in both revenues and earnings and are optimistic on their outlooks. We have viewed their underperformance as temporary, given the market's limited amplitude -- the relatively limited type of stock in favor -- and have taken their stock price declines as opportunities to selectively increase our positions to benefit from their excellent long-term prospects.


                                 Top 10 Holdings
                                 ---------------
                          (based on 9/30/98 net assets)

  First Years, Inc.                                                   2.9%
  ........................................................................
  Badger Meter, Inc.                                                  2.5%
  ........................................................................
  Hickory Tech Corp.                                                  2.3%
  ........................................................................
  Genlyte Group, Inc.                                                 2.2%
  ........................................................................
  BT Financial Corp.                                                  2.0%
  ........................................................................
  Washington Trust Bancorp, Inc.                                      2.0%
  ........................................................................
  Alcide Corp.                                                        2.0%
  ........................................................................
  SBS Technologies, Inc.                                              2.0%
  ........................................................................
  Equitrac Corp.                                                      1.8%
  ........................................................................
  Air Methods Corp.                                                   1.8%
  ........................................................................

--------------------------------------------------------------------------------
                                   EVERGREEN
                                Micro Cap Fund
--------------------------------------------------------------------------------

                           Portfolio Manager Interview


Mergers and acquisitions have been an important theme in this Fund. Did this continue during the fiscal year?

The Fund continued to benefit from the long-term trend of larger companies acquiring smaller ones with strong products, distribution and franchises. Five of the Fund's holdings announced or completed acquisitions during the fiscal year. Shares of surgical laser systems-maker Laser Industries, Ltd., outsourcing services company Union Corp., chemical trucker MTL Inc., and staffing firm Personnel Management Inc. completed merger deals. This brings the total number of acquisitions completed to 95, since the Fund's inception on June 1, 1983. The average gain to the portfolio over the years is 63.3%. A pending deal for shares of Special Devices, a manufacturer of air bag initiators, is set to close soon. This transaction is for $37 cash per share, significantly over the $16.87 average cost since the Fund's purchase in February 1996.

We believe that with the economy showing signs of slowing, larger companies will seek ways to enhance their competitive positions and this should include the continued acquisition of attractive, smaller companies. We expect the merger and acquisition activity will return to a more active level, despite near-term credit and market uncertainties. Issues such as the overall pre-occupation with larger, more strategic types of deals, the "mergers of equals" and the Year 2000 computer problem may have distracted some companies in 1998. Given the values appearing in the micro-cap market due to the large declines in overall prices, we believe that the consolidation activity will accelerate in the near term, and the Fund will be poised to benefit.

What is your general outlook?

We think the outlook is largely favorable. Smaller companies have the opportunity to outperform larger companies over time because of their domestic orientation, their more efficient operations and their specialty focus. With world economies, markets and currencies under turmoil, they are clear beneficiaries, given their single-market focus. A low-interest-rate environment also should help. We believe these catalysts will spur a renewed interest in the small- and micro-cap stock sectors. While global concerns may mask the overall improvement in the performance of this sector short term, we believe the long-term investor will benefit from a compelling opportunity to get into this area at a time when the overall market disregards its attractive fundamentals. While we are disappointed with this year's absolute performance, we are optimistic the Fund is well positioned for both near- and longer-term strong, positive performance.


Funds that invest in stocks of small companies, also called small-cap stocks, involve certain risks and, therefore, may not be appropriate for all investors. Although they may offer the potential for greater long-term returns, they also may experience greater price volatility due to their limited focus on a particular industry, market, product, or service, or because they invest in smaller, less established companies.

--------------------------------------------------------------------------------
                                   EVERGREEN
                                  Omega Fund
--------------------------------------------------------------------------------

                    Fund at a Glance as of September 30, 1998


The Fund did better than most other capital appreciation funds because of our emphasis on investing in strong companies, with records of consistent earnings growth.

                                    Portfolio
                                   Management
                                   ----------

               [PHOTO OF MAUREEN E. CULLINANE, CFA APPEARS HERE]

                            Maureen E. Cullinane, CFA
                               Tenure: April 1989


--------------------------------------------------------------------------------
                            CURRENT INVESTMENT STYLE/1/
--------------------------------------------------------------------------------

                            [GRAPHIC APPEARS HERE]

Morningstar's Style Box is based on a portfolio date as of 9/30/98.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

/1/Source: 1998 Morningstar, Inc.

Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The S&P 500 is an unmanaged index and does not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
                            PERFORMANCE AND RETURNS*
--------------------------------------------------------------------------------
                                          Class A  Class B   Class C  Class Y
Inception Date                            4/29/68   8/2/93   8/2/93   1/13/97
 ................................................................................
Average Annual Returns
 ................................................................................
1 year with sales charge                   -0.53%   -1.04%    2.80%     n/a
 ................................................................................
1 year w/o sales charge                     4.43%    3.64%    3.73%    4.67%
 ................................................................................
3 years                                    12.46%   12.55%   13.33%      --
 ................................................................................
5 years                                    11.24%   11.07%   11.37%      --
 ................................................................................
10 years                                   16.08%      --       --       --
 ................................................................................
Since Inception                            12.94%   13.19%   13.34%   13.44%
 ................................................................................
Maximum Sales Charge                        4.75%    5.00%    1.00%     n/a
                                         Front End   CDSC     CDSC
 ................................................................................
12-month capital gain distributions
per share                                  $2.13    $2.13    $2.13    $2.13
 ................................................................................
*Adjusted for maximum sales charge.


--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

           Date          CPI          S&P 500      Class A
           ----          ---          -------      -------
         9/30/88      $ 10,000       $ 10,000      $  9,525
         9/30/89      $ 10,434       $ 13,301      $ 12,770
         9/30/90      $ 11,077       $ 12,071      $ 12,030
         9/30/91      $ 11,452       $ 15,834      $ 17,564
         9/30/92      $ 11,795       $ 17,583      $ 18,588
         9/30/93      $ 12,112       $ 19,869      $ 24,832
         9/30/94      $ 12,471       $ 20,602      $ 23,285
         9/30/95      $ 12,788       $ 26,730      $ 29,742
         9/30/96      $ 13,172       $ 32,165      $ 33,591
         9/30/97      $ 13,456       $ 45,175      $ 42,527
         9/30/98      $ 13,656       $ 49,261      $ 44,409


Comparison of a $10,000 investment in Evergreen Omega Fund Class A, versus a similar investment in the Standard & Poor's 500 Index (S&P 500) and the Consumer Price Index (CPI).

The Standard & Poor's 500 Index is an unmanaged index of 500 publicly-traded U.S. stocks and is often used as an indicator of the performance of the overall stock market.

--------------------------------------------------------------------------------
                                   EVERGREEN
                                  Omega Fund
--------------------------------------------------------------------------------

                           Portfolio Manager Interview


How did the Fund perform?

The Omega Fund substantially outperformed its competitive group of mutual funds with similar objectives, although it trailed the S&P 500 Index. For the 12 months ended September 30, 1998, the Fund's Class Y shares had a total return of 4.67%. Class A, B, and C shares had total returns of 4.43%, 3.64%, and 3.73%, respectively, unadjusted for any sales charges. During the same 12-month period, the average capital appreciation fund had a return of -2.89%, as measured by Lipper Analytical Services, Inc., an independent monitor of mutual fund performance, while the overall S&P 500 Index had an average return of 9.05%.

The Fund did better than most other capital appreciation funds because of our emphasis on investing in strong companies, with records of consistent earnings growth. The Fund's portfolio is dominated by these companies. In addition, the Omega Fund's diversified approach includes stocks of all sizes of companies, while the typical capital appreciation fund tends to have a higher concentration in the mid-cap and small-cap areas. We had only a very small representation in small company stocks, so we avoided the debacle in that market. At the same time, the Fund trailed the S&P 500 because the index is dominated by the large company stocks, which clearly were the most popular stocks during the 12 months. The S&P 500 also includes some defensive industries, such as utilities, in which we typically do not invest because they don't provide enough growth potential.


                                    Portfolio
                                 Characteristics
                                 ---------------

  Total Net Assets                                                 $284,611,203
  .............................................................................
  Number of Holdings                                                         56
  .............................................................................
  Beta                                                                     1.06
  .............................................................................
  P/E Ratio                                                               33.2x
  .............................................................................


What was the investment environment like during the period?

The first nine months of the fiscal year, from October through June, were generally favorable. We had a continuation of moderate growth, stable-to-declining interest rates and very little inflation; stocks did very well.

Then, in the final three months, the market corrected as the Asian currency and financial crisis of last year rippled throughout world markets. Investors became worried that corporate earnings would come under pressure because of a global economic slowdown. U.S. companies could be affected because they may face more competition from foreign companies in the U.S., and would have a more difficult time selling internationally. Investors also worried there would be a credit crunch, because banks would not provide sufficient loans for the growth plans of companies. The Federal Reserve Board has been lowering short-term interest rates to address this problem, but investors remain concerned.

The extremely high valuations of stock prices -- after more than two years of very strong performance -- also contributed to the correction. In previous reports, we warned that the market could not sustain the performance it had been enjoying. We were beginning to see signs of euphoria and over-confidence about the market. It was inevitable that it would end, and it did because the valuations were too high, and they had to correct.

The combination of two factors -- investors expecting slower earnings' growth and lowering the price/earnings multiple they were willing to pay for growth -- created a double whammy. The result was a significant correction. International stocks and small company stocks have been in their own bear markets, and we have seen the crack in the market for large company stocks. To date, the price of the average stock on the New York Stock Exchange declined more than 35% from its high.

--------------------------------------------------------------------------------
                                  EVERGREEN
                                  Omega Fund
--------------------------------------------------------------------------------

                           Portfolio Manager Interview


                                Top 5 Industries
                          -----------------------------
                          (based on 9/30/98 net assets)

  Information Services & Technology                                   16.8%
  .........................................................................
  Pharmaceuticals                                                     16.7%
  .........................................................................
  Healthcare Products & Services                                      11.8%
  .........................................................................
  Publishing, Broadcasting & Entertainment                             8.6%
  .........................................................................
  Finance & Insurance                                                  7.2%
  .........................................................................


At the end of the fiscal year, you had a heavy emphasis on consumer staples stocks, at 28.5% of net assets. What was your strategy?

Most of that 28.5% allocation was in the pharmaceutical and health care industries, which generally have very consistent records of earnings growth. The fundamental characteristics of the drug industry are very strong. After years of research, many new drugs are now being introduced to the market and the aging population in the U.S. is building demand for these products. Among the pharmaceutical companies in the portfolio were Pfizer, Warner-Lambert and Schering-Plough. In healthcare equipment, we held Medtronic, a manufacturer of pacemakers and other implantable devices. Other healthcare-related investments include Health Management Associates (HMA), a hospital management company; Cardinal Health, a drug distribution company; and IMS Health, which provides pharmaceutical companies with important information regarding sales and market share.

The pharmaceutical stocks also tended to be the performance leaders for the Omega Fund. Pfizer, Pharmacia & Upjohn, Schering-Plough and Warner Lambert all contributed to the Fund's performance.

What other steps did you take?

We increased our investments among better-quality, industry-leading technology companies, which continued to post good earnings reports. Our holdings include companies like Microsoft, EMC, Intel and Cisco Systems.

We have reduced our holdings in financial services, particularly since June, reducing the weighting from about 13% to about 7%. After being one of the market leaders for the past few years, the banking industry was affected by fears of a credit crunch and a slowing economy, as well as by currency trading losses and loans to foreign companies. We saw reductions in earnings growth projections in the financial services sector and eliminated from the portfolio a number of companies, including Morgan Stanley and Travelers.

We continued to emphasize broadcasting and advertising, with about 9% of the Fund's net assets still committed there at the end of the fiscal year. Companies such as Clear Channel, CBS and Outdoor Systems, a billboard advertising company, continued to show good earnings growth. Moreover, we believe advertising spending will continue to be healthy, despite an economic slowdown, as companies fight for market position. Despite this forecast, many of the stock prices in this industry fell by more than 25% during the market correction, so we see excellent value here.

As of September 30, the amount invested in cash and cash equivalents had risen to 10% from 2% at the mid-point of the fiscal year in March. We would not characterize this as a defensive move, because we are prepared to re-invest this money as we find attractive opportunities.

--------------------------------------------------------------------------------
                                  EVERGREEN
                                  Omega Fund
--------------------------------------------------------------------------------

                           Portfolio Manager Interview


                                 Top 10 Holdings
                         -----------------------------
                         (based on 9/30/98 net assets)

  Warner-Lambert Co.                                                  3.7%
  ........................................................................
  Schering-Plough Corp.                                               3.3%
  ........................................................................
  American Home Products Corp.                                        3.2%
  ........................................................................
  General Electric Co.                                                3.1%
  ........................................................................
  EMC Corp.                                                           2.7%
  ........................................................................
  Pfizer, Inc.                                                        2.6%
  ........................................................................
  Tyco International Ltd.                                             2.5%
  ........................................................................
  IMS Health, Inc.                                                    2.5%
  ........................................................................
  Pharmacia & Upjohn, Inc.                                            2.5%
  ........................................................................
  Microsoft Corp.                                                     2.4%
  ........................................................................


What is your outlook?

We have been through the toughest period in the market. The economy is slowing, but this slowing already is reflected in stock prices. The choppiness we have been seeing in the market probably will continue, but we believe we are close to the bottom of the correction. We see good values in the market, especially in the mid-cap and small-cap stock areas, which have been neglected by investors for a very long period. As we look toward 1999, we may see opportunities for positive performance, although we don't think it is likely we will see the market gains of 30% or more that we saw during the past three years.

--------------------------------------------------------------------------------
                                   EVERGREEN
                           Small Company Growth Fund
--------------------------------------------------------------------------------

                    Fund at a Glance as of September 30, 1998


Although performance has been disappointing, we believe that our process is sound and has the potential to lead to above-average returns over the long term.


                                    Portfolio
                                   Management
                                   ----------

                    [PHOTO OF J. GARY CRAVEN APPEARS HERE]

                                 J. Gary Craven
                              Tenure: November 1996


--------------------------------------------------------------------------------
                            CURRENT INVESTMENT STYLE/1/
--------------------------------------------------------------------------------

                            [GRAPHIC APPEARS HERE]

Morningstar's Style Box is based on a portfolio date as of 9/30/98.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

/1/Source: 1998 Morningstar, Inc.

Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The Russell 2000 Index is an unmanaged index and does not include transaction costs associated with buying and selling securities or any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
                            PERFORMANCE AND RETURNS*
--------------------------------------------------------------------------------
                                           Class A  Class B  Class C  Class Y
Inception Date                             1/20/98  9/11/35  1/26/98  1/26/98
 ................................................................................
Average Annual Returns
 ................................................................................
1 year with sales charge                       --   -36.92%     --       --
 ................................................................................
1 year w/o sales charge                        --   -33.91%     --       --
 ................................................................................
5 years                                        --     1.50%     --       --
 ................................................................................
10 years                                       --    11.96%     --       --
 ................................................................................
Since Inception**                          -29.70%    9.53%  -27.00%  -25.74%
 ................................................................................
Maximum Sales Charge                         4.75%    5.00%    1.00%    n/a
                                           Front End   CDSC     CDSC
 ................................................................................
12-month capital gain distributions
per share                                      --    $0.78      --
 ................................................................................
 * Adjusted for maximum sales charge.
** Represents cumulative returns for Class A, C, and Y shares; these classes opened in January 1998 and do not have annual returns yet.


--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

          Date           CPI       Russell 2000     Class B
          ----           ---       ------------     -------
         9/30/88      $ 10,000       $ 10,000      $ 10,000
         9/30/89      $ 10,434       $ 12,149      $ 13,239
         9/30/90      $ 11,077       $  8,850      $ 10,267
         9/30/91      $ 11,452       $ 12,840      $ 17,342
         9/30/92      $ 11,795       $ 14,010      $ 18,398
         9/30/93      $ 12,112       $ 18,656      $ 28,393
         9/30/94      $ 12,471       $ 19,155      $ 28,004
         9/30/95      $ 12,788       $ 23,630      $ 38,804
         9/30/96      $ 13,172       $ 26,733      $ 39,539
         9/30/97      $ 13,456       $ 35,605      $ 46,845
         9/30/98      $ 13,656       $ 28,833      $ 30,960


Comparison of a $10,000 investment in Evergreen Small Company Growth Fund Class A, versus a similar investment in the Russell 2000 Index and the Consumer Price Index (CPI).

Russell 2000 Index is an unmanaged index of 2,000 publicly traded U.S. stocks and is often used as an indicator of the small company stock market.

--------------------------------------------------------------------------------
                                   EVERGREEN
                           Small Company Growth Fund
--------------------------------------------------------------------------------

                           Portfolio Manager Interview


How did the Fund perform?

For the 12-month period ended on September 30, 1998, the Fund's Class B shares -- the original class of the Fund -- had a total return of -33.91%, unadjusted for any sales charges. During the same 12-month period, the Russell 2000 Index, a commonly used reflection of the small company stock market, had a return of -19.02%. The average return among small company stock mutual funds was -20.60%, as measured by Lipper Analytical Services, Inc., an independent monitor of mutual fund performance. Obviously, we are not satisfied with the performance of the Fund.


                                    Portfolio
                                 Characteristics
                                 ---------------

  Total Net Assets                                                $793,895,818
  ............................................................................
  Number of Holdings                                                       153
  ............................................................................
  Beta                                                                    1.22
  ............................................................................
  P/E Ratio                                                               24.0x
  ............................................................................


What factors affected the Fund's performance?

This year, unlike any other in recent memory, the larger the company, the more demand there was for its stock. The stocks of larger cap companies outperformed mid-cap companies, which in turn outperformed small-cap companies. For the majority of this year, this Fund was limited to investing in companies under $1 billion in market capitalization, which was the poorest part of the stock market in which to be invested. The Fund's investment limits were much stricter than those of many small company funds; however, the Fund's Board of Directors has recently addressed this situation. The Fund now has the ability to invest in companies of up to $2.5 billion in market capitalization. This increased latitude is important because it allows us to invest in industry leaders in emerging industries and in the growth leaders of other industries.

It's not accurate, however, to blame everything on investment restrictions; performance also was hurt by instances of poor stock selection. We have made a number of internal changes to assist the stock selection process, including enhancing our technological capabilities for monitoring and researching investment ideas. We also have made improvements in our quality review procedures for new stock analysis.

Performance also was hurt by too much emphasis in energy-related companies earlier in 1998. We had about a 7% weighting in the energy industry, which was particularly hard hit by the effects of the Asian economic crisis. We sold our energy holdings by the end of June, before the worst of the volatility in the market drove those stock prices even lower, but the earlier exposure hurt performance.

Although performance has been disappointing, we believe that our process is sound and has the potential to lead to above-average returns over the long term.

What was the investment environment like during the 12-month period?

Over the course of the year, there was increasing investor focus on the negative implications of problems that started in Asia, and then spread to Eastern Europe and then to Latin America. Concerns about a potential global economic slowdown particularly affected lower quality investments. High yield bonds, for example, underperformed Treasuries. In the stock market, by their very nature, small company stocks are lower quality than large company stocks because they have fewer financial resources and less diversified businesses. Over the entire year, investors had a clear preference for higher quality instruments, and this preference did not favor the Fund.

--------------------------------------------------------------------------------
                                   EVERGREEN
                           Small Company Growth Fund
--------------------------------------------------------------------------------

                           Portfolio Manager Interview


                                Top 5 Industries
                                ----------------
                          (based on 9/30/98 net assets)

  Information Services & Technology                                   12.7%
  .........................................................................
  Healthcare Products & Services                                       9.5%
  .........................................................................
  Banks                                                                9.4%
  .........................................................................
  Electrical Equipment & Services                                      7.5%
  .........................................................................
  Finance & Insurance                                                  6.5%
  .........................................................................


What strategies did you employ during the year?

We recognized this trend toward quality and we tried to move our portfolio to higher quality, small-capitalization companies -- those that exhibited steadiness and predictability of earnings and financial strength. These factors, however, did not have the impact on performance that we hoped because the smaller stocks in which we invested were a very difficult part of the market.

In the fourth quarter of the fiscal year -- the third quarter of the calendar year -- we bought a number of technology companies because we still see above-average earnings potential there. Specifically, we built up holdings in a number of specialized semi-conductor companies with excellent growth potential that were available at rock-bottom prices. Two good examples are Microchip, which manufactures semi-conductors for anti-lock brakes and for toasters, and Sipex, which manufactures semi-conductors used for backlighting in cellular phones and wristwatches. We also de-emphasized software companies, where, the earnings outlook has been deteriorating because corporate spending patterns are changing. The changes are, in part, a result of corporate customers trying to deal with the "Year 2000" computer problem, rather than buying new types of applications.

We continue to see strong growth potential in the telecommunications industry, but this area has been very volatile because many of the companies don't yet have a history of consistent earnings growth, so their stock price swings can be quite wide. We do believe telecommunications offers a great deal of opportunity in the future, however. One company we like is McLeod USA, a regional phone company with state-of-the-art abilities in both data and voice communications.


                                 Top 10 Holdings
                                 ---------------
                          (based on 9/30/98 net assets)

  Devry, Inc.                                                         3.0%
  ........................................................................
  Roper Industries, Inc.                                              1.9%
  ........................................................................
  Health Management Associates, Inc. Cl. A                            1.8%
  ........................................................................
  Safeguard Scientifics, Inc.                                         1.7%
  ........................................................................
  Jacor Communications, Inc.                                          1.7%
  ........................................................................
  Sipex Corp.                                                         1.6%
  ........................................................................
  Astoria Financial Corp.                                             1.6%
  ........................................................................
  Comdisco, Inc.                                                      1.6%
  ........................................................................
  Scientific Atlanta, Inc.                                            1.5%
  ........................................................................
  Corporate Express, Inc.                                             1.5%
  ........................................................................

--------------------------------------------------------------------------------
                                   EVERGREEN
                           Small Company Growth Fund
--------------------------------------------------------------------------------

                           Portfolio Manager Interview


What is your outlook?

The bright side of the coin is that stock valuations are extremely low; small company stock prices are as low as they have been in 20 years relative to the overall stock market. We are nearing the point at which these valuations become compelling. Some prices are so low that companies may start to be bought out and taken private. This would provide a floor with respect to prices.

A necessary catalyst for small companies to recover is accessibility to financing. The credit crunch that developed this year has hurt the ability of companies to finance growth; however, we feel this restrictive credit environment is a temporary situation. By mid-October, the Federal Reserve Board already had cut short-term interest rates twice, which should be positive for the stock market going forward.

The key for success in the small company stock market is earnings growth. Right now, there still is fear and uncertainty about the effects of the global economic slowdown that began in Asia. We believe it is inevitable that this uncertainty will dissipate over the next six to 12 months as the impact of the economic slowdown becomes clear. At this point, the small company stock market is priced as if this impact will be very severe. With greater clarity and the very real possibility that the impact of the slowdown will be relatively mild, there is the potential for tremendous positive performance as investors regain confidence in the earnings outlooks of the companies in which we invest.

If we look back, small company stocks have substantially outperformed the overall stock market coming out of the past four economic downturns. Throughout history, small company stocks have delivered above-average returns. The bulk of these above-average returns have come in very small time periods -- months not years. The key to investing in small company stocks is to make sure you are invested during the explosive upswings that periodically occur.




Funds that invest in stocks of small companies, also called small-cap stocks, involve certain risks and, therefore, may not be appropriate for all investors. Although they may offer the potential for greater long-term returns, they also may experience greater price volatility due to their limited focus on a particular industry, market, product, or service, or because they invest in smaller, less established companies.

--------------------------------------------------------------------------------
                                   EVERGREEN
                              Stock Selector Fund
--------------------------------------------------------------------------------

                    Fund at a Glance as of September 30, 1998


We continued to use a bottom-up investment approach that combines quantitative and qualitative analysis. The fund was well diversified among various companies and economic sectors.


                                   Portfolio
                                   Management
                                   ----------

                   [PHOTO OF JOSEPH E. STOCKE APPEARS HERE]

                                Joseph E. Stocke
                              Tenure: February 1990


--------------------------------------------------------------------------------
                          CURRENT INVESTMENT STYLE/1/
--------------------------------------------------------------------------------

                            [GRAPHIC APPEARS HERE]

Morningstar's Style Box is based on a portfolio date as of 8/31/98.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

/1/Source: 1998 Morningstar, Inc.

Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The S&P 500 Index is an unmanaged index and does not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
                            PERFORMANCE AND RETURNS*
--------------------------------------------------------------------------------
                                                  Class A  Class B   Class Y
Inception Date                                    2/28/90  11/7/97   2/21/95
 ................................................................................
Average Annual Returns
 ................................................................................
1 year with sales charge                          -15.99%  -15.42%      n/a
 ................................................................................
1 year w/o sales charge                           -11.79%  -10.44%   -11.56%
 ................................................................................
3 years                                            13.78%      --     15.90%
 ................................................................................
5 years                                            13.78%      --
 ................................................................................
10 years                                              --       --        --
 ................................................................................
Since Inception                                    14.42%  -23.15%    19.99%
 ................................................................................
Maximum Sales Charge                                4.75%    5.00%      n/a
                                                  Front End   CDSC
 ................................................................................
Prior fiscal year dividends per share                 --       --     $0.04
 ................................................................................
Prior fiscal year capital gain
distributions per share                            $2.92    $3.24**   $2.92
 ................................................................................

* Adjusted for maximum sales charge.
**Adjusted to reflect a reverse stock split which occured on June 24, 1998.


--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

          Date           CPI          S&P 500       Class A
          ----           ---          -------       -------
         2/28/90      $ 10,000       $ 10,000      $  9,525
         9/30/90      $ 10,367       $  9,411      $  8,782
         9/30/91      $ 10,719       $ 12,344      $ 12,569
         9/30/92      $ 11,039       $ 13,708      $ 14,034
         9/30/93      $ 11,336       $ 15,491      $ 15,888
         9/30/94      $ 11,672       $ 16,062      $ 16,449
         9/30/95      $ 11,969       $ 20,839      $ 20,551
         9/30/96      $ 12,328       $ 25,076      $ 25,048
         9/30/97      $ 12,594       $ 35,219      $ 36,028
         9/30/98      $ 12,781       $ 38,405      $ 31,781

Comparison of a $10,000 investment in Evergreen Stock Selector Fund Class A, versus a similar investment in the S&P 500 Index, and the Consumer Price Index
(CPI).

Standard & Poor's 500 Index is an unmanaged index of 500 publicly traded U.S. stocks and is often used as an indicator of the performance of the overall stock market.

Please note that the Evergreen Stock Selector Fund has changed its fiscal year end from June 30th to September 30th. The next report for the Fund will be its semiannual report as of March 31, 1999, which will mail at the end of May 1999.

--------------------------------------------------------------------------------
                                   EVERGREEN
                              Stock Selector Fund
--------------------------------------------------------------------------------

                           Portfolio Manager Interview


How did the fund perform in the 12-month period ended September 30, 1998?

For the 12-month period ended September 30, 1998, Class A shares produced a total return of -11.79%, unadjusted for sales charge. For the same period, the Standard & Poor's 500 Stock Index (S&P 500) returned 7.70%.


                                    Portfolio
                                 Characteristics
                                 ---------------

  Total Net Assets                                               $441,315,494
  ...........................................................................
  Number of Holdings                                                       92
  ...........................................................................
  P/E Ratio                                                             28.1x
  ...........................................................................
  Beta                                                                   1.14
  ...........................................................................


What was the investment environment like during the period?

Economic weakness in emerging markets overshadowed the U.S. stock market during the 12 months. In October 1997, a currency and financial crisis in Asia triggered a sell-off in U.S. stocks. The market recovered quickly from the October downturn and, while stocks were volatile, they made strong gains into mid-July 1998. In August, Russia devalued its currency and the Russian economy nearly collapsed. Investors grew concerned that a similar economic fate awaited the emerging markets of Latin America. Market sentiment turned negative and investors sold their stocks. From July through September 1998, the U.S. stock market experienced its steepest quarterly decline in nearly a decade.

Why did economic problems in the emerging markets have such a strong impact on U.S. stocks?

Many U.S. companies export goods and services to emerging market countries. When these countries go into recession, they make fewer purchases, which results in a decline in revenues and profits for U.S. companies. The price of a company's stock is linked to its profit outlook, and investors tend to sell or avoid stocks of companies with poor prospective profits.

How did you manage the fund during the period?

We continued to use a bottom-up investment approach that combines quantitative and qualitative analysis. The Fund was well diversified among various companies and economic sectors. We invested in a combination of large-, mid- and small-cap stocks.

What affected the fund's performance?

About a third of the portfolio was invested in small- and mid-cap stocks. This hurt performance as investors became concerned about the international financial system and engaged in a flight to the perceived greater safety of large-cap stocks and away from small- to mid-cap stocks.

The flight to quality was the biggest issue for us; however, performance was held back by some individual stocks as well. MedPartners declined when a merger with Phycore didn't work out; Cendant's stock price was affected by overstated earnings that had to be restated downward; and Sunbeam's stock price declined when the company's sales strategy didn't work out as anticipated, and it tried to push its products through distribution channels too aggressively.

--------------------------------------------------------------------------------
                                   EVERGREEN
                              Stock Selector Fund
--------------------------------------------------------------------------------

                           Portfolio Manager Interview


                                Top 5 Industries
                                ----------------
                          (based on 9/30/98 net assets)

  Finance & Insurance                                            12.0%
  ....................................................................
  Healthcare Products & Services                                  9.7%
  ....................................................................
  Information Services & Technology                               9.6%
  ....................................................................
  Food & Beverage Products                                        7.1%
  ....................................................................
  Oil / Energy                                                    7.0%
  ....................................................................


Where did you find new opportunities?

We added Fred Meyer, a West Coast supermarket chain, to the portfolio. This company was attractive because of its low valuation and strong prospects for growth relative to its peers. Fred Meyer is consolidating some recent acquisitions, which should result in cost savings and more rapid growth. We believe the company should benefit from its focus on the northwest, where it has only modest competition and where the economy is growing more rapidly than in other parts of the U.S. We also invested in Boston Scientific, a medical products developer that specializes in cardiovascular products. Boston Scientific's stock was attractively valued, and we believe its growth should pick up dramatically as it introduces new products over the next several months. We also added American Home Products (AHP) whose stock price is among the lowest of the major pharmaceutical companies. We believe the company should also benefit from new product introductions. Finally, we boosted the Fund's position in America Online, which should benefit from the continued rapid growth of the internet; and we added to Microsoft, which is benefiting from growth in the computer industry and demand for personal computers.

Did you eliminate stocks from the portfolio?

We sold IBM, which we believed had become fully valued, and held other technology stocks in the portfolio that we believe have the potential to grow more rapidly than IBM. We reduced the Fund's position in Air Touch, a cellular phone company. A year ago, we added to our Air Touch position because we felt it was undervalued and overlooked by investors. As investors realized Air Touch's potential, the company's stock price advanced significantly and we were able to take some profits in the stock.


                                 Top 10 Holdings
                          -----------------------------
                          (based on 9/30/98 net assets)

  MCI WorldCom, Inc.                                                  4.8%
  ........................................................................
  Microsoft Corp.                                                     3.9%
  ........................................................................
  Everest Reinsurance Holdings, Inc.                                  3.7%
  ........................................................................
  Mobil Corp.                                                         3.4%
  ........................................................................
  General Electric Co.                                                3.1%
  ........................................................................
  America Online, Inc. Delaware                                       2.7%
  ........................................................................
  NationsBank Corp.                                                   2.4%
  ........................................................................
  Conseco, Inc.                                                       2.4%
  ........................................................................
  Nabisco Holdings Corp.                                              2.4%
  ........................................................................
  Fred Meyer, Inc.                                                    2.4%
  ........................................................................


What is your outlook?

Economic problems in foreign economies remain unresolved, and as a result, there is uncertainty about the impact they will have on U.S. profits and the U.S. economy. Such uncertainty will probably contribute to continued stock market volatility in the short term. Longer term, we are confident that when we get through this problem period, there will be continued growth. We encourage investors to focus on the long term when evaluating the Fund's performance. In managing the Fund, we concentrate on buying the best companies we can find at the best values. Many of these are small- and mid-cap companies, which have relatively little exposure to foreign markets, but have been out of favor with investors. When the market calms down and investors begin considering small- and mid-cap stocks again, we believe we could see some solid rebounds.

--------------------------------------------------------------------------------
                                   EVERGREEN
                             Strategic Growth Fund
--------------------------------------------------------------------------------

                    Fund at a Glance as of September 30, 1998


Strategic Growth Fund's approach includes stocks of all sizes of companies, including the large-cap stocks that have been the market leaders.




                                   Portfolio
                                  Management
                           -------------------------

                 [PHOTO OF MAUREEN E. CULLINANE APPEARS HERE]

                            Maureen E. Cullinane, CFA
                               Tenure: April 1995




--------------------------------------------------------------------------------
                            CURRENT INVESTMENT STYLE/1/
--------------------------------------------------------------------------------

                            [GRAPHIC APPEARS HERE]

Morningstar's Style Box is based on a portfolio date as of 9/30/98.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

/1/Source: 1998 Morningstar, Inc.

Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The S&P 500 is an unmanaged index and does not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
                            PERFORMANCE AND RETURNS*
--------------------------------------------------------------------------------
                                                     Class A  Class B  Class C
Inception Date                                       1/20/98  9/11/35  1/22/98
 ................................................................................
Average Annual Returns
 ................................................................................
1 year with sales charge                               --     -0.67%     --
 ................................................................................
1 year w/o sales charge                                --      3.87%     --
 ................................................................................
3 years                                                --     16.12%     --
 ................................................................................
5 years                                                --     13.50%     --
 ................................................................................
10 years                                               --     14.84%     --
 ................................................................................
Since Inception**                                     0.99%   11.44%    3.11%
 ................................................................................
Maximum Sales Charge                                  4.75%    5.00%    1.00%
                                                    Front End   CDSC     CDSC
 ................................................................................
12-month capital gain distributions
per share                                              --     $1.32      --
 ................................................................................
*  Adjusted for maximum sales charge.
** Represents cumulative returns for Class A and C shares; these classes opened in January 1998 and do not have annual returns yet.


--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]


                Date          CPI         S&P500        Class B
              -------      --------      --------      --------
              9/30/88      $ 10,000      $ 10,000      $ 10,000
              9/30/89      $ 10,434      $ 13,301      $ 12,870
              9/30/90      $ 11,077      $ 12,071      $ 11,276
              9/30/91      $ 11,452      $ 15,834      $ 15,387
              9/30/92      $ 11,795      $ 17,583      $ 16,266
              9/30/93      $ 12,112      $ 19,869      $ 20,963
              9/30/94      $ 12,471      $ 20,602      $ 21,047
              9/30/95      $ 12,788      $ 26,730      $ 25,010
              9/30/96      $ 13,172      $ 32,165      $ 27,354
              9/30/97      $ 13,456      $ 45,175      $ 38,386
              9/30/98      $ 13,656      $ 49,261      $ 39,908

Comparison of a $10,000 investment in Evergreen Strategic Growth Fund Class B, versus a similar investment in the Standard & Poor's 500 Index (S&P 500) and the Consumer Price Index (CPI).

Standard & Poor's 500 Index is an unmanaged index of 500 publicly traded U.S. stocks and is often used as an indicator of the performance of the overall stock market.

--------------------------------------------------------------------------------
                                   EVERGREEN
                             Strategic Growth Fund
--------------------------------------------------------------------------------

                           Portfolio Manager Interview


How did the Fund perform?

For the 12 months ended September 30, 1998, the Evergreen Strategic Growth Fund's Class B shares had a total return of 3.87%, unadjusted for any sales charges. The average growth fund had a return of -1.44%, as measured by Lipper Analytical Services, Inc., an independent monitor of mutual fund performance. During the same 12-month period, the overall S&P 500 Index had an average return of 9.05%.

As you can see, the Fund outperformed its competitive group of mutual funds, while it trailed the S&P 500. The Fund did better than most other growth funds because of our emphasis on investing in strong companies with records of consistent earnings growth. Strategic Growth Fund's approach includes stocks of all sizes of companies, including the large-cap stocks that have been the market leaders. We tended to have minimal investments in small company stocks recently, because they have experienced a severe downturn. The Fund underperformed the S&P 500 because the index is dominated by the large company stocks, which clearly were the most popular stocks during the 12 months.



                                    Portfolio
                                 Characteristics
                                 ---------------

  Total Net Assets                                               $836,766,397
  ...........................................................................
  Number of Holdings                                                       62
  ...........................................................................
  Beta                                                                   1.05
  ...........................................................................
  P/E Ratio                                                             32.4x
  ...........................................................................


What was the investment environment like during the period?

The first nine months of the fiscal year, from October 1997 through June 1998, were generally favorable. We had a continuation of moderate growth, stable-to-declining interest rates and very little inflation; stocks did very well.

Then, in the final three months, the market corrected as the Asian currency and financial crisis of last year rippled throughout world markets. Investors became worried that corporate earnings would come under pressure because of a global economic slowdown. U.S. companies could be affected because they may face more competition from foreign companies in the U.S., and would have a more difficult time selling internationally. Investors also worried that there would be a credit crunch, because banks would not provide sufficient loans for the growth-plans of companies. The Federal Reserve Board has been lowering short-term interest rates to address this problem, but investors remain concerned.

The extremely high valuations of stock prices -- after more than two years of very strong performance -- also contributed to the correction. In previous reports, we warned that the market could not sustain the performance it had been enjoying. We were beginning to see signs of euphoria and over-confidence about the market. It was inevitable that it would end, and it did, because the valuations were too high and they had to correct.

The combination of two factors -- investors expecting slower earnings' growth and lowering the price/earnings multiple they were willing to pay for growth -- created a double whammy. The result was a significant correction. International stocks and small company stocks have been in their own bear markets, and we have seen the crack in the market for large company stocks. To date, the price of the average stock on the New York Stock Exchange declined more than 35% from its high.

--------------------------------------------------------------------------------
                                   EVERGREEN
                             Strategic Growth Fund
--------------------------------------------------------------------------------

                           Portfolio Manager Interview


At the beginning of the fiscal year, the Fund's two largest areas of emphasis were healthcare and financial services. Has this changed?

We continue to have a heavy weighting in pharmaceutical and healthcare companies, which comprised more than 27% of the portfolio at the end of the fiscal year. The pharmaceutical and health care industries, in general, have very consistent records of earnings growth. The fundamental characteristics of the drug industry, in particular, are very strong. After years of research, many new drugs are now being introduced to the market, and the aging of the population in the U.S. is building demand for these products. Among the pharmaceutical companies in the portfolio were Pfizer, Warner-Lambert, and Schering-Plough. In healthcare equipment, we held Medtronic, a manufacturer of pacemakers and other implantable devices. Other healthcare-related investments include Health Management Associates (HMA), a hospital management company; Cardinal Health, a drug distribution company and IMS Health, which provides pharmaceutical companies with important information regarding sales and market share.

We have reduced our holdings in financial services, particularly since June. After being one of the market leaders for the past few years, the banking industry was affected by fears of a credit crunch and a slowing economy, as well as by trading losses and loans to foreign companies. We saw reductions in earnings growth projections in the financial services sector, and eliminated a number of companies, including J.P. Morgan and Travelers.



                                Top 5 Industries
                                ----------------
                          (based on 9/30/98 net assets)

  Information Services & Technology                                   15.5%
  .........................................................................
  Healthcare Products & Services                                      13.7%
  .........................................................................
  Pharmaceuticals                                                     13.7%
  .........................................................................
  Oil / Energy                                                         9.2%
  .........................................................................
  Publishing, Broadcasting & Entertainment                             8.8%
  .........................................................................


What other areas have you emphasized?

We stepped up our investments among better-quality, industry-leading technology companies, which continued to post good earnings reports. Our holdings include companies like Microsoft, EMC, Intel and Cisco Systems.

We continued to emphasize broadcasting and advertising, with about 9% of the Fund's net assets still committed there at the end of the fiscal year. Companies such as Clear Channel and CBS continued to show good earnings growth. Moreover, we believe advertising spending will continue to be healthy, despite an economic slowdown, as companies fight for market position. Despite this forecast, many of the stock prices in this industry fell by more than 25% during the market correction, so we see excellent value here.

We also have maintained a position -- about 9% of net assets at the end of the fiscal year -- in energy companies. We increased the emphasis somewhat when it appeared that oil prices might rise again. Our major positions are in leading international oil companies such as AMOCO, Mobil, Unocal and Exxon. These companies have been relatively attractive on a total return basis, with their healthy dividend yields adding to any potential price gains.

--------------------------------------------------------------------------------
                                   EVERGREEN
                             Strategic Growth Fund
--------------------------------------------------------------------------------

                          Portfolio Manager Interview


At the end of the period, the amount invested in cash and cash equivalents had risen to 8% from 3% at the mid-point of the fiscal year in March. We would not characterize this as a defensive move, because we are prepared to re-invest this money as we find attractive opportunities.



                                 Top 10 Holdings
                                 ---------------
                          (based on 9/30/98 net assets)

  Warner-Lambert Co.                                                  3.4%
  ........................................................................
  General Electric Co.                                                3.4%
  ........................................................................
  Schering-Plough Corp.                                               3.2%
  ........................................................................
  American Home Products Corp.                                        3.2%
  ........................................................................
  Pfizer, Inc.                                                        2.8%
  ........................................................................
  EMC Corp.                                                           2.8%
  ........................................................................
  Microsoft Corp.                                                     2.5%
  ........................................................................
  Pharmacia & Upjohn, Inc.                                            2.4%
  ........................................................................
  International Business Machines Corp.                               2.1%
  ........................................................................
  Time Warner, Inc.                                                   2.1%
  ........................................................................


What is your outlook?

We think we have been through the toughest period in the market. The economy is slowing, but this slowdown already is reflected in stock prices. The choppiness we have been seeing in the market probably will continue, but we believe we are close to the bottom of the correction. We see good values in the market, especially in areas like mid-cap stocks, which have been neglected by investors for a very long period. As we look toward 1999, we see many opportunities for positive performance, although we do not expect to see the market gains of 30% or more that we saw during the past three years.

--------------------------------------------------------------------------------
                                   EVERGREEN
                            Aggressive Growth Fund
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout each period)

                                  Year Ended September 30,               Year Ended October 31,
                          ----------------------------------------     --------------------------
                            1998       1997      1996     1995*(a)      1994 (a)       1993 (a)
-------------------------------------------------------------------------------------------------
CLASS A SHARES
-------------------------------------------------------------------------------------------------
NET ASSET VALUE
 BEGINNING OF YEAR        $  23.48   $  21.04   $ 17.37   $ 13.85      $     14.44    $     11.76
                          --------   --------   -------   -------      -----------    -----------
INCOME FROM INVESTMENT
 OPERATIONS
Net investment income        (0.25)#    (0.21)#   (0.15)    (0.16)           (0.13)#        (0.12)#
Net realized and
 unrealized gains or
 losses on securities        (1.12)      2.65      4.46      3.68            (0.22)          3.06
                          --------   --------   -------   -------      -----------    -----------
Total from investment
 operations                  (1.37)      2.44      4.31      3.52            (0.35)          2.94
                          --------   --------   -------   -------      -----------    -----------
LESS DISTRIBUTIONS
From net realized gain
 on securities               (0.85)         0     (0.64)        0            (0.24)         (0.26)
                          --------   --------   -------   -------      -----------    -----------
Total distributions          (0.85)         0     (0.64)        0            (0.24)         (0.26)
                          --------   --------   -------   -------      -----------    -----------
NET ASSET VALUE END OF
 YEAR                     $  21.26   $  23.48   $ 21.04   $ 17.37      $     13.85    $     14.44
                          --------   --------   -------   -------      -----------    -----------
TOTAL RETURN+                (5.93%)    11.60%    25.62%    25.42%           (2.42%)        25.31%
RATIOS/SUPPLEMENTAL DATA
NET ASSETS END OF YEAR
 (THOUSANDS)              $137,776   $173,982   $96,608   $70,858          $64,635        $58,053
RATIOS TO AVERAGE NET
 ASSETS:
 Total expenses               1.33%      1.26%     1.22%     1.47%++          1.25%          1.31%
 Total expenses,
  excluding indirectly
  paid expenses               1.32%      1.25%      N/A       N/A              N/A            N/A
 Net investment income       (1.14%)    (1.05%)   (0.86%)   (1.12%)++        (0.92%)        (0.92%)
PORTFOLIO TURNOVER RATE         22%        56%       33%       31%              59%            48%

                                           Year Ended September 30,
                                      ------------------------------------
                                       1998      1997      1996     1995**
--------------------------------------------------------------------------
CLASS B SHARES
--------------------------------------------------------------------------
NET ASSET VALUE BEGINNING OF YEAR     $ 23.18   $ 20.89   $ 17.35   $15.82
                                      -------   -------   -------   ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                   (0.41)#   (0.37)#   (0.16)   (0.03)
Net realized and unrealized gains or
 losses on securities                   (1.14)     2.66      4.34     1.56
                                      -------   -------   -------   ------
Total from investment operations        (1.55)     2.29      4.18     1.53
                                      -------   -------   -------   ------
LESS DISTRIBUTIONS
From net realized gain on securities    (0.85)        0     (0.64)       0
                                      -------   -------   -------   ------
Total distributions                     (0.85)        0     (0.64)       0
                                      -------   -------   -------   ------
NET ASSET VALUE END OF YEAR           $ 20.78   $ 23.18   $ 20.89   $17.35
                                      -------   -------   -------   ------
TOTAL RETURN+                           (6.82%)   10.96%    24.88%    9.67%
RATIOS/SUPPLEMENTAL DATA
NET ASSETS END OF YEAR (THOUSANDS)    $36,301   $41,167   $21,644   $2,858
RATIOS TO AVERAGE NET ASSETS:
 Total expenses                          2.08%     2.02%     1.98%    2.09%++
 Total expenses, excluding indirectly
  paid expenses                          2.07%     2.01%      N/A      N/A
 Net investment income                  (1.88%)   (1.80%)   (1.60%)  (1.71%)++
PORTFOLIO TURNOVER RATE                    22%       56%       33%      31%

+   Excluding sales charges.
++  Annualized.
* For the eleven-month period ended September 30, 1995. The fund changed its fiscal year end from October 31 to September 30, effective September 30, 1995.
** For the period from July 7, 1995 (commencement of class operations) to September 30, 1995.
# Net investment income is based on average shares outstanding during the period.
(a) Effective June 30, 1995, Evergreen Aggressive Growth Fund, a new series of Evergreen Trust, acquired substantially all of the net assets of ABT Emerg-ing Growth Fund. ABT Emerging Growth Fund, which had a fiscal year that ended on October 31 was the accounting survivor in the combination. Accord-ingly, the information above includes the result of operations of ABT Emerging Growth Fund prior to June 30, 1995.


                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   EVERGREEN
                            Aggressive Growth Fund
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout each period)

                                            Year Ended September 30,
                                        ---------------------------------
                                         1998     1997     1996    1995*
----------------------------------------------------------------------------
 CLASS C SHARES
----------------------------------------------------------------------------
 NET ASSET VALUE BEGINNING OF YEAR      $23.16   $20.88   $17.31   $16.42
                                        ------   ------   ------   ------
 INCOME FROM INVESTMENT OPERATIONS
 Net investment income                   (0.41)#  (0.36)#  (0.15)   (0.01)
 Net realized and unrealized gains or
  losses on securities                   (1.15)    2.64     4.36     0.90
                                        ------   ------   ------   ------
 Total from investment operations        (1.56)    2.28     4.21     0.89
                                        ------   ------   ------   ------
 LESS DISTRIBUTIONS
 From net realized gain on securities    (0.85)       0    (0.64)       0
                                        ------   ------   ------   ------
 Total distributions                     (0.85)       0    (0.64)       0
                                        ------   ------   ------   ------
 NET ASSET VALUE END OF YEAR            $20.75   $23.16   $20.88   $17.31
                                        ------   ------   ------   ------
 TOTAL RETURN+                           (6.87%)  10.92%   25.11%    5.42%
 RATIOS/SUPPLEMENTAL DATA
 NET ASSETS END OF YEAR (THOUSANDS)     $2,570   $3,992   $  991   $  416
 RATIOS TO AVERAGE NET ASSETS:
  Total expenses                          2.08%    2.02%    1.96%    2.09%++
  Total expenses, excluding indirectly
   paid expenses                          2.07%    2.01%     N/A      N/A
  Net investment income                  (1.88%)  (1.80%)  (1.57%)  (1.51%)++
 PORTFOLIO TURNOVER RATE                    22%      56%      33%      31%

                                              Year Ended September 30,
                                        ------------------------------------
                                         1998      1997      1996     1995**
--------------------------------------------------------------------------------
 CLASS Y SHARES
--------------------------------------------------------------------------------
 NET ASSET VALUE BEGINNING OF YEAR      $ 23.57   $ 21.09   $ 17.38   $15.79
                                        -------   -------   -------   ------
 INCOME FROM INVESTMENT OPERATIONS
 Net investment income                    (0.20)#   (0.17)#   (0.06)   (0.01)
 Net realized and unrealized gains or
  losses on securities                    (1.06)     2.65      4.41     1.60
                                        -------   -------   -------   ------
 Total from investment operations         (1.26)     2.48      4.35     1.59
                                        -------   -------   -------   ------
 LESS DISTRIBUTIONS
 From net realized gain on securities     (0.85)        0     (0.64)       0
                                        -------   -------   -------   ------
 Total distributions                      (0.85)        0     (0.64)       0
                                        -------   -------   -------   ------
 NET ASSET VALUE END OF YEAR            $ 21.46   $ 23.57   $ 21.09   $17.38
                                        -------   -------   -------   ------
 TOTAL RETURN                             (5.43%)   11.76%    25.84%   10.07%
 RATIOS/SUPPLEMENTAL DATA
 NET ASSETS END OF YEAR (THOUSANDS)     $28,314   $44,384   $25,918   $1,889
 RATIOS TO AVERAGE NET ASSETS:
  Total expenses                           1.08%     1.01%     0.97%    1.08%++
  Total expenses, excluding indirectly
   paid expenses                           1.07%     1.00%      N/A      N/A
  Net investment income                   (0.89%)   (0.78%)   (0.60%)  (0.71%)++
 PORTFOLIO TURNOVER RATE                     22%       56%       33%      31%

+  Excluding sales charges.
++ Annualized.
* For the period from August 3, 1995 (commencement of class operations) to September 30, 1995.
** For the period from July 11, 1995 (commencement of class operations) to
   September 30, 1995.
# Net investment income is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   EVERGREEN
                                Evergreen Fund
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout each period)

                                                 Year Ended September 30,
                                             -------------------------------
                                              1998     1997    1996   1995*
--------------------------------------------------------------------------------
 CLASS A SHARES
--------------------------------------------------------------------------------
 NET ASSET VALUE BEGINNING OF YEAR           $22.96   $17.64  $15.55  $11.97
                                             ------   ------  ------  ------
 INCOME FROM INVESTMENT OPERATIONS
 Net investment income                         0.06#    0.11#   0.12    0.01
 Net realized and unrealized gains or
  losses on securities                        (1.31)    5.71    2.61    3.57
                                             ------   ------  ------  ------
 Total from investment operations             (1.25)    5.82    2.73    3.58
                                             ------   ------  ------  ------
 LESS DISTRIBUTIONS
 From net investment income                   (0.10)   (0.09)  (0.06)      0
 From net realized gain on securities         (0.50)   (0.41)  (0.58)      0
                                             ------   ------  ------  ------
 Total distributions                          (0.60)   (0.50)  (0.64)      0
                                             ------   ------  ------  ------
 NET ASSET VALUE END OF YEAR                 $21.11   $22.96  $17.64  $15.55
                                             ------   ------  ------  ------
 TOTAL RETURN+                                (5.59%)  33.72%  18.07%  29.91%
 RATIOS/SUPPLEMENTAL DATA
 NET ASSETS END OF YEAR (MILLIONS)           $  183   $  161  $   87  $   29
 RATIOS TO AVERAGE NET ASSETS:
  Total expenses                               1.44%    1.40%   1.45%   1.70%++
  Total expenses, excluding fee waivers and
   expense reimbursements                       N/A      N/A     N/A    1.75%++
  Net investment income                        0.24%    0.58%   0.63%   0.13%++
 PORTFOLIO TURNOVER RATE                          7%      12%     15%     19%

                                             Year Ended September 30,
                                         ---------------------------------
                                          1998     1997     1996    1995*
--------------------------------------------------------------------------------
 CLASS B SHARES
--------------------------------------------------------------------------------
 NET ASSET VALUE BEGINNING OF YEAR       $22.69   $17.49   $15.48   $11.97
                                         ------   ------   ------   ------
 INCOME FROM INVESTMENT OPERATIONS
 Net investment income                    (0.12)#  (0.03)#  (0.03)   (0.02)
 Net realized and unrealized gains or
  losses on securities                    (1.25)    5.64     2.64     3.53
                                         ------   ------   ------   ------
 Total from investment operations         (1.37)    5.61     2.61     3.51
                                         ------   ------   ------   ------
 LESS DISTRIBUTIONS
 From net investment income                   0        0    (0.02)       0
 From net realized gain on securities     (0.50)   (0.41)   (0.58)       0
                                         ------   ------   ------   ------
 Total distributions                      (0.50)   (0.41)   (0.60)       0
                                         ------   ------   ------   ------
 NET ASSET VALUE END OF YEAR             $20.82   $22.69   $17.49   $15.48
                                         ------   ------   ------   ------
 TOTAL RETURN+                            (6.18%)  32.69%   17.29%   29.32%
 RATIOS/SUPPLEMENTAL DATA
 NET ASSETS END OF YEAR (MILLIONS)       $  624   $  503   $  254   $   74
 RATIOS TO AVERAGE NET ASSETS:
  Total expenses                           2.19%    2.15%    2.18%    2.32%++
  Total expenses, excluding fee waivers
   and expense reimbursements               N/A      N/A      N/A     2.34%++
  Net investment income                   (0.50%)  (0.16%)  (0.10%)  (0.48%)++
 PORTFOLIO TURNOVER RATE                      7%      12%      15%      19%

+  Excluding sales charges.
++ Annualized.
* For the period from January 3, 1995 (commencement of class operations) to September 30, 1995.
# Net investment income is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   EVERGREEN
                                Evergreen Fund
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout each period)

                                              Year Ended September 30,
                                         ---------------------------------
                                          1998     1997     1996    1995*
--------------------------------------------------------------------------------
 CLASS C SHARES
--------------------------------------------------------------------------------
 NET ASSET VALUE BEGINNING OF YEAR       $22.66   $17.47   $15.48   $11.97
                                         ------   ------   ------   ------
 INCOME FROM INVESTMENT OPERATIONS
 Net investment income                    (0.11)#  (0.04)#      0    (0.01)
 Net realized and unrealized gains or
  losses on securities                    (1.26)    5.64     2.61     3.52
                                         ------   ------   ------   ------
 Total from investment operations         (1.37)    5.60     2.61     3.51
                                         ------   ------   ------   ------
 LESS DISTRIBUTIONS
 From net investment income                   0        0    (0.04)       0
 From net realized gain on securities     (0.50)   (0.41)   (0.58)       0
                                         ------   ------   ------   ------
 Total distributions                      (0.50)   (0.41)   (0.62)       0
                                         ------   ------   ------   ------
 NET ASSET VALUE END OF YEAR             $20.79   $22.66   $17.47   $15.48
                                         ------   ------   ------   ------
 TOTAL RETURN+                            (6.19%)  32.67%   17.29%   29.32%
 RATIOS/SUPPLEMENTAL DATA
 NET ASSETS END OF YEAR (MILLIONS)       $   13   $    9   $    6   $    2
 RATIOS TO AVERAGE NET ASSETS:
  Total expenses                           2.19%    2.16%    2.14%    2.12%++
  Total expenses, excluding fee waivers
   and expense reimbursements               N/A      N/A     2.38%    5.31%++
  Net investment income                   (0.50%)  (0.18%)  (0.07%)  (0.31%)++
 PORTFOLIO TURNOVER RATE                      7%      12%      15%      19%

                                              Year Ended September 30,
                                       ---------------------------------------
                                        1998     1997    1996    1995    1994
--------------------------------------------------------------------------------
 CLASS Y SHARES
--------------------------------------------------------------------------------
 NET ASSET VALUE BEGINNING OF YEAR     $23.07   $17.71  $15.59  $14.62  $14.46
                                       ------   ------  ------  ------  ------
 INCOME FROM INVESTMENT OPERATIONS
 Net investment income                   0.12#    0.16#   0.24    0.10    0.07
 Net realized and unrealized gains or
  losses on securities                  (1.30)    5.73    2.55    3.10    0.79
                                       ------   ------  ------  ------  ------
 Total from investment operations       (1.18)    5.89    2.79    3.20    0.86
                                       ------   ------  ------  ------  ------
 LESS DISTRIBUTIONS
 From net investment income             (0.14)   (0.12)  (0.09)  (0.07)  (0.09)
 From net realized gain on securities   (0.50)   (0.41)  (0.58)  (2.16)  (0.61)
                                       ------   ------  ------  ------  ------
 Total distributions                    (0.64)   (0.53)  (0.67)  (2.23)  (0.70)
                                       ------   ------  ------  ------  ------
 NET ASSET VALUE END OF YEAR           $21.25   $23.07  $17.71  $15.59  $14.62
                                       ------   ------  ------  ------  ------
 TOTAL RETURN                           (5.25%)  34.08%  18.43%  26.79%   6.16%
 RATIOS/SUPPLEMENTAL DATA
 NET ASSETS END OF YEAR (MILLIONS)     $1,028   $1,104  $  841  $  612  $  526
 RATIOS TO AVERAGE NET ASSETS:
  Total expenses                         1.18%    1.15%   1.15%   1.16%   1.13%
  Interest expense                        N/A      N/A     N/A    0.06%   0.09%
  Net investment income                  0.49%    0.80%   0.93%   0.53%   0.40%
 PORTFOLIO TURNOVER RATE                    7%      12%     15%     19%     19%

+  Excluding sales charges.
++ Annualized.
* For the period from January 3, 1995 (commencement of class operations) to September 30, 1995.
# Net investment income is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   EVERGREEN
                                Micro Cap Fund
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout each period)

                                          Year Ended September 30,
                                         ---------------------------------
                                          1998     1997     1996    1995*
--------------------------------------------------------------------------------
 CLASS A SHARES
--------------------------------------------------------------------------------
 NET ASSET VALUE BEGINNING OF YEAR       $26.68   $17.31   $18.41   $15.76
                                         ------   ------   ------   ------
 INCOME FROM INVESTMENT OPERATIONS
 Net investment income                    (0.24)#  (0.15)#  (0.10)   (0.10)
 Net realized and unrealized gains or
  losses on securities                    (5.17)    9.52    (0.44)    2.75
                                         ------   ------   ------   ------
 Total from investment operations         (5.41)    9.37    (0.54)    2.65
                                         ------   ------   ------   ------
 LESS DISTRIBUTIONS
 From net realized gain on securities     (1.39)       0    (0.56)       0
                                         ------   ------   ------   ------
 Total distributions                      (1.39)       0    (0.56)       0
                                         ------   ------   ------   ------
 NET ASSET VALUE END OF YEAR             $19.88   $26.68   $17.31   $18.41
                                         ------   ------   ------   ------
 TOTAL RETURN+                           (21.49%)  54.13%   (2.90%)  16.81%
 RATIOS/SUPPLEMENTAL DATA
 NET ASSETS END OF YEAR (THOUSANDS)      $4,741   $2,438   $  903   $1,089
 RATIOS TO AVERAGE NET ASSETS:
  Total expenses                           1.64%    1.79%    1.73%    1.51%++
  Interest expense                         0.03%    0.02%    0.02%     N/A
  Total expenses, excluding indirectly
   paid expenses                           1.63%    1.78%     N/A      N/A
  Total expenses, excluding fee waivers
   and expense reimbursements               N/A      N/A     3.08%    4.33%++
  Net investment income                   (0.95%)  (0.73%)  (0.52%)  (1.03%)++
 PORTFOLIO TURNOVER RATE                     47%      59%     160%      84%

                                              Year Ended September 30,
                                         ---------------------------------
                                          1998     1997     1996    1995*
--------------------------------------------------------------------------------
 CLASS B SHARES
--------------------------------------------------------------------------------
 NET ASSET VALUE BEGINNING OF YEAR       $26.14   $17.07   $18.30   $15.76
                                         ------   ------   ------   ------
 INCOME FROM INVESTMENT OPERATIONS
 Net investment income                    (0.42)#  (0.28)#  (0.25)   (0.20)
 Net realized and unrealized gains or
  losses on securities                    (5.02)    9.35    (0.42)    2.74
                                         ------   ------   ------   ------
 Total from investment operations         (5.44)    9.07    (0.67)    2.54
                                         ------   ------   ------   ------
 LESS DISTRIBUTIONS
 From net realized gain on securities     (1.39)       0    (0.56)       0
                                         ------   ------   ------   ------
 Total distributions                      (1.39)       0    (0.56)       0
                                         ------   ------   ------   ------
 NET ASSET VALUE END OF YEAR             $19.31   $26.14   $17.07   $18.30
                                         ------   ------   ------   ------
 TOTAL RETURN+                           (22.07%)  53.13%   (3.64%)  16.12%
 RATIOS/SUPPLEMENTAL DATA
 NET ASSETS END OF YEAR (THOUSANDS)      $4,236   $1,713   $1,461   $2,020
 RATIOS TO AVERAGE NET ASSETS:
  Total expenses                           2.38%    2.59%    2.47%    2.26%++
  Interest expense                         0.03%    0.02%    0.02%     N/A
  Total expenses, excluding indirectly
   paid expenses                           2.37%    2.58%     N/A      N/A
  Total expenses, excluding fee waivers
   and expense reimbursements               N/A      N/A     3.26%    3.66%++
  Net investment income                   (1.70%)  (1.44%)  (1.28%)  (1.77%)++
 PORTFOLIO TURNOVER RATE                     47%      59%     160%      84%

+  Excluding sales charges.
++ Annualized.
* For the period from January 3, 1995 (commencement of class operations) to September 30, 1995.
# Net investment income is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   EVERGREEN
                                Micro Cap Fund
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout each period)

                                             Year Ended September 30,
                                         ---------------------------------
                                          1998     1997     1996    1995*
--------------------------------------------------------------------------------
 CLASS C SHARES
--------------------------------------------------------------------------------
 NET ASSET VALUE BEGINNING OF YEAR       $26.16   $17.09   $18.31   $15.76
                                         ------   ------   ------   ------
 INCOME FROM INVESTMENT OPERATIONS
 Net investment income                    (0.43)#  (0.25)#  (0.35)   (0.20)
 Net realized and unrealized gains or
  losses on securities                    (5.01)    9.32    (0.31)    2.75
                                         ------   ------   ------   ------
 Total from investment operations         (5.44)    9.07    (0.66)    2.55
                                         ------   ------   ------   ------
 LESS DISTRIBUTIONS
 From net realized gain on securities     (1.39)       0    (0.56)       0
                                         ------   ------   ------   ------
 Total distributions                      (1.39)       0    (0.56)       0
                                         ------   ------   ------   ------
 NET ASSET VALUE END OF YEAR             $19.33   $26.16   $17.09   $18.31
                                         ------   ------   ------   ------
 TOTAL RETURN+                           (22.05%)  53.07%   (3.58%)  16.18%
 RATIOS/SUPPLEMENTAL DATA
 NET ASSETS END OF YEAR (THOUSANDS)      $3,093   $  261   $   27   $   62
 RATIOS TO AVERAGE NET ASSETS:
  Total expenses                           2.39%    2.56%    2.44%    2.25%++
  Interest expense                         0.03%    0.02%    0.02%     N/A
  Total expenses, excluding indirectly
   paid expenses                           2.38%    2.55%     N/A      N/A
  Total expenses, excluding fee waivers
   and expense reimbursements               N/A      N/A    32.28%   41.34%++
  Net investment income                   (1.71%)  (1.50%)  (1.35%)  (1.76%)++
 PORTFOLIO TURNOVER RATE                     47%      59%     160%      84%

                                    Year Ended September 30,
                           -----------------------------------------------      Year Ended
                            1998      1997      1996      1995     1994**      May 31, 1994
-------------------------------------------------------------------------------------------
 CLASS Y SHARES
-------------------------------------------------------------------------------------------
 NET ASSET VALUE
  BEGINNING OF YEAR        $ 26.83   $ 17.35   $ 18.42   $ 21.74   $ 21.20       $ 20.87
                           -------   -------   -------   -------   -------       -------
 INCOME FROM INVESTMENT
  OPERATIONS
 Net investment income       (0.18)#   (0.09)#   (0.08)    (0.23)    (0.05)        (0.07)
 Net realized and
  unrealized gains or
  losses on securities       (5.21)     9.57     (0.43)     0.59      0.59          1.67
                           -------   -------   -------   -------   -------       -------
 Total from investment
  operations                 (5.39)     9.48     (0.51)     0.36      0.54          1.60
                           -------   -------   -------   -------   -------       -------
 LESS DISTRIBUTIONS
 From net realized gain
  on securities              (1.39)        0     (0.56)    (3.68)        0         (1.27)
                           -------   -------   -------   -------   -------       -------
 Total distributions         (1.39)        0     (0.56)    (3.68)        0         (1.27)
                           -------   -------   -------   -------   -------       -------
 NET ASSET VALUE END OF
  YEAR                     $ 20.05   $ 26.83   $ 17.35   $ 18.42   $ 21.74       $ 21.20
                           -------   -------   -------   -------   -------       -------
 TOTAL RETURN               (21.28%)   54.64%    (2.73%)    4.76%     2.55%         7.64%
 RATIOS/SUPPLEMENTAL DATA
 NET ASSETS END OF YEAR
  (THOUSANDS)              $39,112   $50,732   $39,622   $64,721   $99,340       $96,357
 RATIOS TO AVERAGE NET
  ASSETS:
  Total expenses              1.40%     1.59%     1.55%     1.36%     1.37%++       1.26%
  Interest expense            0.03%     0.02%     0.02%      N/A       N/A           N/A
  Total expenses,
   excluding indirectly
   paid expenses              1.39%     1.58%      N/A       N/A       N/A           N/A
  Total expenses,
   excluding fee waivers
   and expense
   reimbursements              N/A       N/A      1.60%      N/A       N/A           N/A
  Net investment income      (0.70%)   (0.45%)   (0.38%)   (0.87%)   (0.70%)++     (0.33%)
 PORTFOLIO TURNOVER RATE        47%       59%      160%       84%       36%           89%

+  Excluding sales charges.
++ Annualized.
* For the period from January 3, 1995 (commencement of class operations) to September 30, 1995.
** For the four-month period ended September 30, 1994. The Fund changed its fiscal year end from May 31 to September 30, effective September 30, 1994. # Net investment income is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                  EVERGREEN
                                  Omega Fund
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout each period)

                              Year Ended
                              September 30,              Year Ended December 31,
                           -------------------     --------------------------------------
                             1998      1997*         1996       1995     1994      1993
--------------------------------------------------------------------------------------------
 CLASS A SHARES
--------------------------------------------------------------------------------------------
 NET ASSET VALUE
  BEGINNING OF YEAR        $  22.69   $  19.52     $  19.56   $  15.54  $ 17.11   $ 15.84
                           --------   --------     --------   --------  -------   -------
 INCOME FROM INVESTMENT
  OPERATIONS
 Net investment income        (0.09)#    (0.03)#      (0.06)         0     0.04     (0.07)
 Net realized and
  unrealized gains or
  losses on securities         1.03       4.05         2.15       5.58    (1.00)     3.07
                           --------   --------     --------   --------  -------   -------
 Total from investment
  operations                   0.94       4.02         2.09       5.58    (0.96)     3.00
                           --------   --------     --------   --------  -------   -------
 LESS DISTRIBUTIONS
 From net realized gain
  on securities               (2.13)     (0.85)       (2.13)     (1.56)   (0.61)    (1.73)
                           --------   --------     --------   --------  -------   -------
 Total distributions          (2.13)     (0.85)       (2.13)     (1.56)   (0.61)    (1.73)
                           --------   --------     --------   --------  -------   -------
 NET ASSET VALUE END OF
  YEAR                     $  21.50   $  22.69     $  19.52   $  19.56  $ 15.54   $ 17.11
                           --------   --------     --------   --------  -------   -------
 TOTAL RETURN+                 4.43%     21.45%       11.31%     36.94%   (5.66%)   19.33%
 RATIOS/SUPPLEMENTAL DATA
 NET ASSETS END OF YEAR
  (THOUSANDS)              $156,220   $162,847     $154,825   $135,079  $99,569   $90,404
 RATIOS TO AVERAGE NET
  ASSETS:
  Total expenses               1.32%      1.32%++      1.33%      1.38%    1.41%     1.51%
  Total expenses,
   excluding indirectly
   paid expenses               1.32%      1.31%++      1.32%      1.37%     N/A       N/A
  Net investment income       (0.38%)    (0.20%)++    (0.29%)     0.00%    0.27%    (0.48%)
 PORTFOLIO TURNOVER RATE        159%        76%         173%       159%     137%      162%

                              Year Ended
                              September 30,              Year Ended December 31,
                           -------------------     ------------------------------------
                             1998      1997*        1996      1995      1994     1993**
-------------------------------------------------------------------------------------------
 CLASS B SHARES
-------------------------------------------------------------------------------------------
 NET ASSET VALUE
  BEGINNING OF YEAR        $  21.71   $  18.83     $ 19.10   $ 15.34   $ 17.06   $17.29
                           --------   --------     -------   -------   -------   ------
 INCOME FROM INVESTMENT
  OPERATIONS
 Net investment income        (0.25)#    (0.15)#     (0.17)    (0.09)    (0.06)   (0.05)
 Net realized and
  unrealized gains or
  losses on securities         0.99       3.88        2.03      5.41     (1.60)    1.55
                           --------   --------     -------   -------   -------   ------
 Total from investment
  operations                   0.74       3.73        1.86      5.32     (1.66)    1.50
                           --------   --------     -------   -------   -------   ------
 LESS DISTRIBUTIONS
 From net realized gain
  on securities               (2.13)     (0.85)      (2.13)    (1.56)    (0.06)   (1.73)
                           --------   --------     -------   -------   -------   ------

 Total distributions          (2.13)     (0.85)      (2.13)    (1.56)    (0.06)   (1.73)
                           --------   --------     -------   -------   -------   ------
 NET ASSET VALUE END OF
  YEAR                     $  20.32   $  21.71     $ 18.83   $ 19.10   $ 15.34   $17.06
                           --------   --------     -------   -------   -------   ------
 TOTAL RETURN+                 3.64%     20.68%      10.31%    35.70%    (6.57%)   9.02%
 RATIOS/SUPPLEMENTAL DATA
 NET ASSETS END OF YEAR
  (THOUSANDS)              $114,068   $110,349     $89,921   $71,636   $32,266   $7,423
 RATIOS TO AVERAGE NET
  ASSETS:
  Total expenses               2.10%      2.18%++     2.20%     2.29%     2.30%    2.57%++
  Total expenses,
   excluding indirectly
   paid expenses               2.10%      2.17%++     2.18%     2.27%      N/A      N/A
  Net investment income       (1.16%)    (1.06%)++   (1.15%)   (0.94%)   (0.58%)  (1.73%)++
 PORTFOLIO TURNOVER RATE        159%        76%        173%      159%      137%     162%

+  Excluding sales charges.
++ Annualized.
* For the nine-month period ended September 30, 1997. The Fund changed its fiscal year end from December 31 to September 30, effective September 30, 1997.
** For the period from August 2, 1993 (commencement of class operations) to
   December 31, 1993.
# Net investment income is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   EVERGREEN
                                  Omega Fund
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout each period)

                             Year Ended
                            September 30,            Year Ended December 31,
                          -----------------     -----------------------------------
                           1998     1997**       1996      1995      1994    1993*
---------------------------------------------------------------------------------------
CLASS C SHARES
---------------------------------------------------------------------------------------
NET ASSET VALUE
 BEGINNING OF YEAR        $ 21.74   $ 18.86     $ 19.13   $ 15.37   $17.09   $17.29
                          -------   -------     -------   -------   ------   ------
INCOME FROM INVESTMENT
 OPERATIONS
Net investment income       (0.25)#   (0.15)#     (0.18)    (0.13)   (0.07)   (0.06)
Net realized and
 unrealized gains or
 losses on securities        1.01      3.88        2.04      5.45    (1.04)    1.59
                          -------   -------     -------   -------   ------   ------
Total from investment
 operations                  0.76      3.73        1.86      5.32    (1.11)    1.53
                          -------   -------     -------   -------   ------   ------
LESS DISTRIBUTIONS
From net realized gain
 on securities              (2.13)    (0.85)      (2.13)    (1.56)   (0.61)   (1.73)
                          -------   -------     -------   -------   ------   ------
Total distributions         (2.13)    (0.85)      (2.13)    (1.56)   (0.61)   (1.73)
                          -------   -------     -------   -------   ------   ------
NET ASSET VALUE END OF
 YEAR                     $ 20.37   $ 21.74     $ 18.86   $ 19.13   $15.37   $17.09
                          -------   -------     -------   -------   ------   ------
TOTAL RETURN+                3.73%    20.65%      10.29%    35.62%   (6.56%)   9.20%
RATIOS/SUPPLEMENTAL DATA
NET ASSETS END OF YEAR
 (THOUSANDS)              $13,752   $16,067     $17,628   $13,963   $9,900   $3,620
RATIOS TO AVERAGE NET
 ASSETS:
 Total expenses              2.11%     2.18%++     2.21%     2.30%    2.30%    2.48%++
 Total expenses,
  excluding indirectly
  paid expenses              2.11%     2.17%++      N/A       N/A      N/A      N/A
 Net investment income      (1.16%)   (1.05%)++   (1.17%)   (0.91%)  (0.63%)  (1.64%)++
PORTFOLIO TURNOVER RATE       159%       76%        173%      159%     137%     162%

                                                             Year Ended
                                                            September 30,
                                                           ----------------
                                                            1998    1997***
------------------------------------------------------------------------------
CLASS Y SHARES
------------------------------------------------------------------------------
NET ASSET VALUE BEGINNING OF YEAR                          $22.68   $19.98
                                                           ------   ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                       (0.02)#  (0.01)#
Net realized and unrealized gains or losses on securities    1.01     3.56
                                                           ------   ------
Total from investment operations                             0.99     3.55
                                                           ------   ------
LESS DISTRIBUTIONS
From net realized gain on securities                        (2.13)   (0.85)
                                                           ------   ------
Total distributions                                         (2.13)   (0.85)
                                                           ------   ------
NET ASSET VALUE END OF YEAR                                $21.54   $22.68
                                                           ------   ------
TOTAL RETURN                                                 4.67%   18.60%
RATIOS/SUPPLEMENTAL DATA
NET ASSETS END OF YEAR (THOUSANDS)                         $  571   $    5
RATIOS TO AVERAGE NET ASSETS:
 Total expenses                                              1.11%    1.24%++
 Total expenses, excluding indirectly paid expenses          1.11%    1.24%++
 Net investment income                                      (0.09%)  (0.21%)++
PORTFOLIO TURNOVER RATE                                       159%      76%

+   Excluding sales charges.
++  Annualized.
* For the period from August 2, 1993 (commencement of class operations) to December 31, 1993.
** For the nine-month period ended September 30, 1997. The Fund changed its fiscal year end from December 31 to September 30, effective September 30, 1997.
*** For the period from January 13, 1997 (commencement of class operations) to
    September 30, 1997.
# Net investment income is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   EVERGREEN
                           Small Company Growth Fund
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout each period)

                                                              Period Ended
                                                           September 30, 1998*
------------------------------------------------------------------------------
CLASS A SHARES
------------------------------------------------------------------------------
NET ASSET VALUE BEGINNING OF PERIOD                              $ 7.75
                                                                 ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                             (0.04)#
Net realized and unrealized gains or losses on securities         (1.99)
                                                                 ------
Total from investment operations                                  (2.03)
                                                                 ------
NET ASSET VALUE END OF PERIOD                                    $ 5.72
                                                                 ------
TOTAL RETURN+                                                    (26.19%)
RATIOS/SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (MILLIONS)                              $  589
RATIOS TO AVERAGE NET ASSETS:
 Total expenses                                                    1.15%++
 Total expenses, excluding indirectly paid expenses                1.15%++
 Net investment income                                            (0.50%)++
PORTFOLIO TURNOVER RATE                                              97%

                            Year Ended
                           September 30,              Year Ended May 31,
                          ---------------     ---------------------------------
                           1998    1997**      1997     1996     1995     1994
---------------------------------------------------------------------------------
CLASS B SHARES
---------------------------------------------------------------------------------
NET ASSET VALUE
 BEGINNING OF YEAR        $ 9.44   $ 8.44     $10.35   $ 8.62   $ 7.64   $ 7.95
                          ------   ------     ------   ------   ------   ------
INCOME FROM INVESTMENT
 OPERATIONS
Net investment income      (0.07)#  (0.04)#    (0.11)   (0.13)   (0.07)   (0.12)
Net realized and
 unrealized gains or
 losses on securities      (2.90)    1.74      (0.78)    2.87     1.68     0.63
                          ------   ------     ------   ------   ------   ------
Total from investment
 operations                (2.97)    1.70      (0.89)    2.74     1.61     0.51
                          ------   ------     ------   ------   ------   ------
LESS DISTRIBUTIONS
From net realized gain
 on securities             (0.78)   (0.70)     (1.02)   (1.01)   (0.63)   (0.82)
                          ------   ------     ------   ------   ------   ------
Total distributions        (0.78)   (0.70)     (1.02)   (1.01)   (0.63)   (0.82)
                          ------   ------     ------   ------   ------   ------
NET ASSET VALUE END OF
 YEAR                     $ 5.69   $ 9.44     $ 8.44   $10.35   $ 8.62   $ 7.64
                          ------   ------     ------   ------   ------   ------
TOTAL RETURN+             (33.91%)  21.43%     (8.61%)  33.03%   23.58%    6.84%
RATIOS/SUPPLEMENTAL DATA
NET ASSETS END OF YEAR
 (MILLIONS)               $  200   $1,546     $1,407   $2,006   $1,460   $1,006
RATIOS TO AVERAGE NET
 ASSETS:
 Total expenses             1.36%    1.77%++    1.75%    1.73%    1.78%    1.73%
 Total expenses,
  excluding indirectly
  paid expenses             1.36%    1.77%++    1.73%    1.72%     N/A      N/A
 Net investment income     (0.89%)  (1.43%)++  (1.32%)  (1.34%)  (1.10%)  (1.49%)
PORTFOLIO TURNOVER RATE       97%      28%        48%      94%      38%      60%

+  Excluding sales charges.
++ Annualized.
* For the period from January 20, 1998 (commencement of class operations) to September 30, 1998.
** For the four-month period ended September 30, 1997. The Fund changed its fiscal year end from May 31 to September 30, effective September 30, 1997. # Net investment income is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                  EVERGREEN
                          Small Company Growth Fund
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout each period)

                                                              Period Ended
                                                           September 30, 1998*
------------------------------------------------------------------------------
CLASS C SHARES
------------------------------------------------------------------------------
NET ASSET VALUE BEGINNING OF YEAR                                $ 7.73
                                                                 ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                             (0.10)#
Net realized and unrealized gains or losses on securities         (1.93)
                                                                 ------
Total from investment operations                                  (2.03)
                                                                 ------
NET ASSET VALUE END OF YEAR                                      $ 5.70
                                                                 ------
TOTAL RETURN+                                                    (26.26%)
RATIOS/SUPPLEMENTAL DATA
NET ASSETS END OF YEAR (MILLIONS)                                $    4
RATIOS TO AVERAGE NET ASSETS:
 Total expenses                                                    1.90%++
 Total expenses, excluding indirectly paid expenses                1.90%++
 Net investment income                                            (1.32%)++
PORTFOLIO TURNOVER RATE                                              97%

                                                              Period Ended
                                                           September 30, 1998*
------------------------------------------------------------------------------
CLASS Y SHARES
------------------------------------------------------------------------------
NET ASSET VALUE BEGINNING OF PERIOD                              $ 7.73
                                                                 ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                             (0.02)#
Net realized and unrealized gains or losses on securities         (1.97)
                                                                 ------
Total from investment operations                                  (1.99)
                                                                 ------
NET ASSET VALUE END OF PERIOD                                    $ 5.74
                                                                 ------
TOTAL RETURN                                                     (25.74%)
RATIOS/SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (MILLIONS)                              $    1
RATIOS TO AVERAGE NET ASSETS:
 Total expenses                                                    0.91%++
 Total expenses, excluding indirectly paid expenses                0.91%++
 Net investment income                                            (0.33%)++
PORTFOLIO TURNOVER RATE                                              97%

+  Excluding sales charges.
++ Annualized.
* For the period from January 20, 1998 (commencement of class operations) to September 30, 1998.
# Net investment income is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   EVERGREEN
                              Stock Selector Fund
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout each period)

                                                                                      Period Ended
                                                                                      October 31,
                                                                                ------------------------
                                                   Period Ended June 30,
                               Period Ended      ----------------------------   Retail Class Prior Class
                          September 30, 1998****  1998      1997    1996***++      1995**       1994*
---------------------------------------------------------------------------------------------------------
CLASS A SHARES
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE
 BEGINNING OF PERIOD             $ 22.43         $ 21.13   $ 17.28   $ 17.08       $15.00      $ 15.39
                                 -------         -------   -------   -------       ------      -------
INCOME FROM INVESTMENT
 OPERATIONS
Net investment income                 (0)(a)       (0.02)     0.07      0.12         0.18         0.11
Net realized and
 unrealized gains or
 losses on securities              (4.09)           4.24      5.32      1.49         2.87         0.22
                                 -------         -------   -------   -------       ------      -------
Total from investment
 operations                        (4.09)           4.22      5.39      1.61         3.05         0.33
                                 -------         -------   -------   -------       ------      -------
LESS DISTRIBUTIONS
From net investment
 income                                0               0     (0.07)    (0.11)       (0.17)       (0.11)
From net realized gain
 on securities                         0           (2.92)    (1.47)    (1.30)       (0.80)       (0.61)
                                 -------         -------   -------   -------       ------      -------
Total distributions                    0           (2.92)    (1.54)    (1.41)       (0.97)       (0.72)
                                 -------         -------   -------   -------       ------      -------
NET ASSET VALUE END OF
 PERIOD                          $ 18.34         $ 22.43   $ 21.13   $ 17.28       $17.08      $ 15.00
                                 -------         -------   -------   -------       ------      -------
TOTAL RETURN+                     (18.23%)         21.54%    32.74%    19.11%       21.94%        2.21%
RATIOS/SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD
 (THOUSANDS)                     $15,910         $20,509   $16,043   $11,178       $6,591      $50,128
RATIOS TO AVERAGE NET
 ASSETS:
 Total expenses                     1.18%++         1.25%     1.23%     1.22%++      1.34%        1.49%++
 Total expenses,
  excluding fee waivers
  and expense
  reimbursements                    1.25%++         1.32%     1.28%     1.26%++      1.53%        1.51%++
 Net investment income             (0.06%)++       (0.10%)    0.38%     0.89%++      1.23%        0.75%++
PORTFOLIO TURNOVER RATE               28%             61%       79%      114%         119%          35%

+    Excluding sales charges.
++   Annualized.
* For the period from March 15, 1994 (commencement of class operations) to October 31, 1994
** On February 21, 1995, the Shares of the Fund were redesignated as either Retail or Institutional Shares. On that date, the Fund's net investment income, expenses and distributions for the period November 1, 1994 through February 20, 1995 were allocated to each class of Shares. The basis for the allocation was the relative net assets of each class of Shares as of February 21, 1995. The results were combined with the results of operations and distributions for each applicable class for the period February 21, 1995 through October 31, 1995. For the year ended October 31, 1995, the Financial Highlights' ratio of expenses, net investment income, total return, and the per share investment activities and distributions reflect this allocation.
*** The per share amount for the Fund for the year ended June 30, 1996 represents the period from November 1, 1995 to June 30, 1996. All prior years are for the periods November 1 to October 31.
**** For the three-month period ended September 30,1998. The Fund changed its fiscal year end from June 30 to September 30, effective September 30, 1998.
++ On April 15, 1996, the Conestoga Equity Fund was acquired by CoreFunds, Inc. At that time the Retail Class Shares of the Fund were exchanged for Class A Shares.
(a)  Less than one cent per share.


                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   EVERGREEN
                              Stock Selector Fund
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout each period)

                                           Period Ended         Year Ended
                                       September 30, 1998*** June 30, 1998****
------------------------------------------------------------------------------
CLASS B SHARES
------------------------------------------------------------------------------
NET ASSET VALUE BEGINNING OF PERIOD           $22.33              $22.76(b)
                                              ------              ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                          (0.03)              (0.09)
Net realized and unrealized gains or
 losses on securities                          (4.07)               2.90
                                              ------              ------
Total from investment operations               (4.10)               2.81
                                              ------              ------
LESS DISTRIBUTIONS
From net investment income                         0                   0
From net realized gain on securities               0               (3.24)(b)
                                              ------              ------
Total distributions                                0               (3.24)
                                              ------              ------
NET ASSET VALUE END OF PERIOD                 $18.23              $22.33
                                              ------              ------
TOTAL RETURN+                                 (18.36%)             14.38%
RATIOS/SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (THOUSANDS)          $  413              $  349
RATIOS TO AVERAGE NET ASSETS:
 Total expenses                                 1.94%++             2.00%++
 Total expenses, excluding fee waivers
  and expense reimbursements                    2.00%++             2.07%++
 Net investment income                         (0.76%)++           (0.85%)++
PORTFOLIO TURNOVER RATE                           28%                 61%

                                                                                Institutional
                                                                                    Class
                                                                              -----------------
                                                   Year Ended June 30,
                              Period Ended      ----------------------------     Year Ended
                          September 30, 1998***   1998      1997    1996**++  October 31, 1995*
-----------------------------------------------------------------------------------------------
CLASS Y SHARES
-----------------------------------------------------------------------------------------------
NET ASSET VALUE
 BEGINNING OF PERIOD            $  22.43        $  21.11  $  17.26  $  17.07      $  15.00
                                --------        --------  --------  --------      --------
INCOME FROM INVESTMENT
 OPERATIONS
Net investment income               0.01            0.04      0.12      0.14          0.19
Net realized and
 unrealized gains or
 losses on securities              (4.09)           4.24      5.32      1.49          2.87
                                --------        --------  --------  --------      --------
Total from investment
 operations                        (4.08)           4.28      5.44      1.63          3.06
                                --------        --------  --------  --------      --------
LESS DISTRIBUTIONS
  From net investment
 income                                0           (0.04)    (0.12)    (0.14)        (0.19)
From net realized gain
 on securities                         0           (2.92)    (1.47)    (1.30)        (0.80)
                                --------        --------  --------  --------      --------
Total distributions                    0           (2.96)    (1.59)    (1.44)        (0.99)
                                --------        --------  --------  --------      --------
NET ASSET VALUE END OF
 PERIOD                         $  18.35        $  22.43  $  21.11  $  17.26      $  17.07
                                --------        --------  --------  --------      --------
TOTAL RETURN                      (18.19%)         21.90%    33.10%    19.24%        22.00%
RATIOS/SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD
 (THOUSANDS)                    $424,992        $563,987  $515,015  $414,824      $378,352
RATIOS TO AVERAGE NET
 ASSETS:
 Total expenses                     0.93%++         1.00%     0.98%     0.97%         1.05%++
 Total expenses,
  excluding fee waivers
  and expense
  reimbursements                    1.00%++         1.07%     1.03%     1.01%         1.10%++
 Net investment income              0.19%++         0.15%     0.63%     1.15%         1.44%++
PORTFOLIO TURNOVER RATE               28%             61%       79%      114%          119%

+    Excluding sales charges.
++   Annualized.
* On February 21, 1995, the Shares of the Fund were redesignated as either Retail or Institutional Shares. On that date, the Fund's net investment income, expenses and distributions for the period November 1, 1994 through February 20, 1995 were allocated to each class of Shares. The basis for the allocation was the relative net assets of each class of Shares as of February 21, 1995. The results were combined with the results of operations and distributions for each applicable class for the period February 21, 1995 through October 31, 1995. For the year ended October 31, 1995, the Financial Highlights' ratio of expenses, net investment income, total return, and the per share investment activities and distributions reflect this allocation.
** The per share amount for the Fund for the year ended June 30, 1996 represents the period from November 1, 1995 to June 30, 1996. All prior years are for the periods November 1 to October 31.
*** For the three-month period ended September 30, 1998. The Fund changed its fiscal year end from June 30 to September 30, effective September 30, 1998.
**** For the period from November 7, 1997 (commencement of class operations) to
     June 30, 1998.
++ On April 15, 1996, the Conestoga Equity Fund was acquired by CoreFund, Inc. At the time the institutional Class Shares of the Fund were exchanged for Class Y Shares.
(a)  Less than one cent per share.
(b) Amounts adjusted to reflect a reverse stock split which occurred on June 24, 1998.


                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                  EVERGREEN
                            Strategic Growth Fund
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout each period)

                                                              Period Ended
                                                           September 30, 1998*
------------------------------------------------------------------------------
CLASS A SHARES
------------------------------------------------------------------------------
NET ASSET VALUE BEGINNING OF PERIOD                               $9.12
                                                                  -----
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                              0.01#
Net realized and unrealized gains or losses on securities          0.54
                                                                  -----
Total from investment operations                                   0.55
                                                                  -----
NET ASSET VALUE END OF PERIOD                                     $9.67
                                                                  -----
TOTAL RETURN+                                                      6.03%
RATIOS/SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (MILLIONS)                               $ 706
RATIOS TO AVERAGE NET ASSETS:
 Total expenses                                                    1.10%++
 Total expenses, excluding indirectly paid expenses                1.10%++
 Net investment income                                             0.08%++
PORTFOLIO TURNOVER RATE                                             141%

                          Year Ended September 30,       Year Ended October 31,
                          ----------------------------   -----------------------------
                              1998          1997**       1996    1995    1994    1993
----------------------------------------------------------------------------------------
CLASS B SHARES
----------------------------------------------------------------------------------------
NET ASSET VALUE
 BEGINNING OF YEAR        $      10.61   $       8.68    $8.05   $7.54   $9.00   $7.60
                          ------------   ------------    -----   -----   -----   -----
INCOME FROM INVESTMENT
 OPERATIONS
Net investment income            (0.03)          0.01#   (0.04)  (0.02)      0   (0.06)
Net realized and
 unrealized gains or
 losses on securities             0.39           2.96     1.04    1.13    0.23    1.89
                          ------------   ------------    -----   -----   -----   -----
Total from investment
 operations                       0.36           2.97     1.00    1.11    0.23    1.83
                          ------------   ------------    -----   -----   -----   -----
LESS DISTRIBUTIONS
From net realized gain
 on securities                   (1.32)         (1.04)   (0.36)  (0.60)  (1.69)  (0.40)
                          ------------   ------------    -----   -----   -----   -----
From net investment
 income                          (0.02)             0    (0.01)      0       0   (0.03)
NET ASSET VALUE END OF
 YEAR                     $       9.63   $      10.61    $8.68   $8.05   $7.54   $9.00
                          ------------   ------------    -----   -----   -----   -----
Total distributions              (1.34)         (1.04)   (0.37)  (0.60)  (1.69)  (0.43)
TOTAL RETURN+                     3.87%         37.74%   12.95%  15.05%   3.55%  24.97%
RATIOS/SUPPLEMENTAL DATA
NET ASSETS END OF YEAR
 (MILLIONS)               $        130   $        920    $ 497   $ 492   $ 417   $ 404
RATIOS TO AVERAGE NET
 ASSETS:
 Total expenses                   1.36%          1.19%++  1.91%   2.01%   1.73%   1.83%
 Total expenses,
  excluding indirectly
  paid expenses                   1.36%          1.18%++  1.90%   2.00%    N/A     N/A
 Net investment income           (0.26%)         0.12%++ (0.48%) (0.25%) (0.17%) (0.57%)
PORTFOLIO TURNOVER RATE            141%            71%     156%    140%     68%     65%

+  Excluding sales charges.
++ Annualized.
* For the period from January 20, 1998 (commencement of class operations) to September 30, 1998.
** For the eleven-month period ended September 30, 1997. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 1997.
# Net investment income is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                  EVERGREEN
                            Strategic Growth Fund
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout each period)

                                                              Period Ended
                                                           September 30, 1998*
------------------------------------------------------------------------------
CLASS C SHARES
------------------------------------------------------------------------------
NET ASSET VALUE BEGINNING OF PERIOD                               $9.25
                                                                  -----
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                             (0.07)#
Net realized and unrealized gains or losses on securities          0.45
                                                                  -----
Total from investment operations                                   0.38
                                                                  -----
NET ASSET VALUE END OF PERIOD                                     $9.63
                                                                  -----
TOTAL RETURN+                                                      4.11%
RATIOS/SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (THOUSANDS)                              $ 453
RATIOS TO AVERAGE NET ASSETS:
 Total expenses                                                    1.84%++
 Total expenses, excluding indirectly paid expenses                1.84%++
 Net investment income                                            (0.80%)++
PORTFOLIO TURNOVER RATE                                             141%

+  Excluding sales charges.
++ Annualized.
* For the period from January 20, 1998 (commencement of class operations) to September 30, 1998.
# Net investment income is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   EVERGREEN
                            Aggressive Growth Fund
--------------------------------------------------------------------------------

                            SCHEDULE OF INVESTMENTS
                               September 30, 1998

--------------------------------------------------------------------------------
   Shares                                                             Value
--------------------------------------------------------------------------------
 COMMON STOCKS - 99.1%

            BUILDING - 0.5%
     80,000 Oakwood Homes Corporation............................   $  1,050,000
                                                                    ------------

            BUSINESS SERVICES - 10.2%
    100,000 Analysts International Corporation...................      3,000,000
    112,500 *Fiserv, Inc.........................................      5,182,031
    150,000 Paychex, Inc.........................................      7,734,375
     50,000 *Saville Systems Plc, ADR............................        725,000
    125,000 *Sterling Commerce, Inc. ............................      4,328,125
                                                                    ------------
                                                                      20,969,531
                                                                    ------------

            COMMUNICATION SYSTEMS &
              SERVICES - 10.3%
    262,500 *Cisco Systems, Inc. ................................     16,225,781
    100,000 *MCI WorldCom, Inc. .................................      4,887,500
                                                                    ------------
                                                                      21,113,281
                                                                    ------------

            EDUCATIONAL SERVICES - 0.7%
     60,000 *Sylvan Learning Systems, Inc. ......................      1,402,500
                                                                    ------------

            FINANCIAL - 4.5%
    150,000 SunAmerica, Inc. ....................................      9,150,000
                                                                    ------------

            HEALTHCARE - 18.3%
    130,000 HBO & Company........................................      3,753,750
    225,000 *Health Management Associates, Inc. .................      4,106,250
     60,000 *HEALTHSOUTH Corporation.............................        633,750
    217,500 *MedQuist, Inc. .....................................      6,878,437
    130,000 Medtronic, Inc. .....................................      7,523,750
    150,000 *Renal Care Group, Inc. .............................      3,843,750
    160,000 *VISX, Inc...........................................     10,720,000
                                                                    ------------
                                                                      37,459,687
                                                                    ------------

            OIL/GAS - DRILLING - 8.1%
     70,000 *Cliffs Drilling Company.............................      1,382,500
     80,000 Diamond Offshore Drilling, Inc. .....................      2,080,000
    116,000 ENSCO International, Inc. ...........................      1,254,250
    115,000 *Global Marine, Inc. ................................      1,272,188
    140,000 *Marine Drilling Companies, Inc. ....................      1,610,000
    140,000 *Noble Drilling Corporation..........................      2,065,000
    180,000 *Patterson Energy, Inc. .............................      1,192,500
    100,000 *R & B Falcon Corporation............................      1,200,000
    130,000 Transocean Offshore, Inc. ...........................      4,509,375
                                                                    ------------
                                                                      16,565,813
                                                                    ------------

            OIL/GAS - EQUIPMENT &
              SERVICES - 6.6%
    256,000 *Global Industries Ltd. .............................      2,960,000
     63,000 Halliburton Company..................................      1,799,438
    240,000 *Petroleum Geo-Services ADR..........................      3,810,000
     48,000 Schlumberger Ltd. ...................................      2,415,000
    120,000 *Weatherford International Inc.......................   $  2,595,000
                                                                    ------------
                                                                      13,579,438
                                                                    ------------

            RETAIL (SPECIALTY) - 15.7%
    115,000 *Action Performance Companies, Inc. .................      3,105,000
    150,000 *Bed Bath & Beyond, Inc. ............................      3,506,250
    100,000 *Central Garden & Pet Company........................      1,850,000
    160,000 Family Dollar Stores, Inc. ..........................      2,520,000
     60,000 Fastenal Company.....................................      1,500,000
    230,000 Home Depot, Inc. ....................................      9,085,000
    180,000 *Office Depot, Inc. .................................      4,038,750
        806 *Sound Advice, Inc.
             Warrants Expires 6/14/99+ ..........................              0
    225,000 *Staples, Inc. ......................................      6,609,375
                                                                    ------------
                                                                      32,214,375
                                                                    ------------

            SOFTWARE/TECHNOLOGY - 24.2%
    125,000 *American Power Conversion Corp. ....................      4,710,937
    212,000 *BMC Software, Inc. .................................     12,733,250
     49,500 *Citrix Systems, Inc. ...............................      3,514,500
    170,000 *EMC Corporation.....................................      9,721,875
    130,000 *Microsoft Corporation...............................     14,308,125
    129,375 *Network Associates, Inc. ...........................      4,592,813
                                                                    ------------
                                                                      49,581,500
                                                                    ------------
            Total Common Stocks
             (cost $132,823,397).................................    203,086,125
                                                                    ------------

--------------------------------------------------------------------------------
 Principal
   Amount
--------------------------------------------------------------------------------
 CONVERTIBLE NOTES - 0.0% (B)
            HEALTHCARE - 0.0% (B)
 $       85 *Surgical Laser Technologies
             8.00%, 7/30/99+.....................................              0
                                                                    ------------
 SHORT-TERM INVESTMENTS - 0.7%

            REPURCHASE AGREEMENT - 0.7%
 $1,509,000 State Street Bank & Trust Company
             Investments in a repurchase
             agreement, in a joint trading
             account purchased 9/30/98,
             4.75% maturing 10/1/98,
             maturity value $1,509,199
             (cost $1,509,000) (a)...............................      1,509,000
                                                                    ------------
            Total Short-Term Investments
             (cost $1,509,000)...................................      1,509,000
                                                                    ------------

            TOTAL INVESTMENTS -
             (COST $134,332,397)..........................    99.8%  204,595,125

            OTHER ASSETS AND
             LIABILITIES - NET............................     0.2       367,620
                                                             -----  ------------
            NET ASSETS -..................................   100.0% $204,962,745
                                                             =====  ============

 *  Non-Income Producing Securities.
 + No market quotation available. Valued at fair value as determined in good faith under procedures established by the Funds' Board of Trustees.
(a) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices plus accrued interest at September 30, 1998.
(b) Less than one-tenth percent.

SUMMARY OF ABBREVIATIONS:
ADR  American Depository Receipts.

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   EVERGREEN
                                Evergreen Fund
--------------------------------------------------------------------------------

                            SCHEDULE OF INVESTMENTS
                               September 30, 1998

--------------------------------------------------------------------------------
   Shares                                                Value
--------------------------------------------------------------------------------
 COMMON STOCKS - 82.4%

             AUTOMOTIVE EQUIPMENT &
              MANUFACTURING - 0.2%
      92,900 *Lear Corp. ......................................   $    4,064,375
                                                                  --------------

             BANKS - 15.6%
     435,624 1st Source Corp. .................................       13,967,194
      90,450 Amcore Financial, Inc. ...........................        2,057,737
     100,000 *American Bancshares, Inc. .......................          900,000
     174,975 AmSouth Bancorp...................................        5,971,022
       1,500 Anchor Financial Corp. ...........................           53,250
     160,660 Arrow Financial Corp. ............................        4,618,975
     233,100 Associated Banc Corp. ............................        7,328,081
     121,495 Banc One Corp. ...................................        5,178,724
      45,000 Bank of Commerce..................................          517,500
   1,064,480 BankBoston Corp. .................................       35,127,840
     242,437 BSB Bancorp, Inc. ................................        6,742,779
     170,000 Cape Cod Bank & Trust Co. ........................        2,932,500
      50,000 Cardinal Financial Corp. .........................          393,750
      55,000 CCB Financial Corp. ..............................        5,541,250
      36,750 *Century Bancshares, Inc. ........................          312,375
     140,018 Chittenden Corp. .................................        4,200,540
      67,500 *Columbia Banking Systems, Inc. ..................        1,282,500
     125,500 Comerica, Inc. ...................................        6,878,969
      65,000 Compass Bancshares, Inc. .........................        2,145,000
     109,318 Cornerstone Bank**................................        2,261,516
      70,000 Corus Bankshares, Inc. ...........................        2,380,000
      70,000 Crestar Financial Corp. ..........................        3,972,500
      14,800 Cullen/Frost Bankers, Inc. .......................          714,100
      62,500 First State Bancorp...............................        1,183,594
      31,513 FNB Corp. ........................................          882,364
      60,393 Glacier Bancorp Inc. .............................        1,423,017
     210,000 Gold Banc Corp., Inc. ............................        3,570,000
     889,540 Hibernia Corp. Cl. A..............................       12,842,734
     319,042 Hubco, Inc. ......................................        8,095,691
      37,500 Independent Bankshares, Inc. .....................          435,938
       3,000 ING Groep N V, ADR................................          131,625
      51,000 Letchworth Independent
              Bancshares Corp. ................................          790,500
     133,187 M & T Bank Corp. .................................       61,399,207
      22,000 Merchants Bancorp, Inc. ..........................          495,000
     169,143 National City Corp. ..............................       11,152,867
     613,510 NationsBank Corp. ................................       32,822,785
     150,000 North Fork Bancorp, Inc. .........................        3,000,000
     188,838 Old Kent Financial Corp. .........................        5,594,326
      33,593 One Valley Bancorp of West
              Virginia, Inc. ..................................        1,085,474
      36,300 Premier National Bancorp Inc. ....................          614,831
      66,000 Sandwich Bancorp, Inc. ...........................        3,795,000
      50,000 Seacoast Banking Corp. of Florida
              Cl. A............................................        1,487,500
     136,512 State Financial Services Corp. Cl. A..............        2,371,896
      83,975 Summit Bancorp....................................        3,149,062
     410,000 *Surety Capital Corp.**...........................        1,101,875
      65,650 Union Planters Corp. .............................        3,298,912
     112,145 *United Security Bancorp..........................        1,766,284
      78,570 Univest Corp. of Pennsylvania.....................        2,714,348
      30,000 USBancorp, Inc. ..................................          570,000
      34,000 Webster Financial Corp. ..........................          828,750
      53,137 West Coast Bancorp, Inc. (Ore.)...................          890,045
     110,000 Westamerica Bancorp. .............................        3,183,125
      45,560 Western Bancorp. .................................        1,543,345
                                                                  --------------
                                                                     287,698,197
                                                                  --------------

             BUILDING, CONSTRUCTION &
              FURNISHINGS - 6.1%
      14,000 Carlisle Companies, Inc. .........................          545,125
      30,000 *Castle & Cooke, Inc. ............................          450,000
     136,250 Cavalier Homes, Inc. .............................        1,268,828
     288,100 *Champion Enterprises, Inc. ......................        6,698,325
     421,625 Clayton Homes, Inc. ..............................        7,378,437
     220,900 *Crossmann Communities, Inc. .....................        4,445,613
     661,710 D.R. Horton, Inc. ................................       10,587,360
     170,000 Eagle Hardware & Garden, Inc. ....................        3,686,875
      80,000 *Furniture Brands International, Inc. ............        1,560,000
     260,600 *Genlyte Group, Inc. .............................        5,342,300
      30,000 Hon Industries, Inc. .............................          708,750
      70,800 Juno Lighting, Inc. ..............................        1,584,150
     120,600 *Knoll, Inc. .....................................        2,638,125
     370,200 La-Z-Boy Chair Co. ...............................        7,265,175
     336,740 Lennar Corp. .....................................        7,513,511
     262,000 Lowe's Companies, Inc. ...........................        8,334,875
     159,700 *M/I Schottenstein Homes, Inc. ...................        2,954,450
     160,000 Miller (Herman), Inc. ............................        3,160,000
     110,250 *Monaco Coach Corp. ..............................        2,783,813
     159,300 Oakwood Homes Corp. ..............................        2,090,813
      28,250 *Palm Harbor Homes, Inc. .........................          702,719
      34,000 Pillowtex Corp. ..................................          998,750
      88,000 *Royal Group Technologies Ltd. ...................        1,474,000
      54,472 Southdown, Inc. ..................................        2,451,240
     119,000 *Southern Energy Homes, Inc. .....................          833,000
      40,000 Standard Pacific Corp. ...........................          565,000
      81,200 *Stanley Furniture Co., Inc. .....................        1,410,850
      90,000 *Sundance Homes, Inc. ............................          140,625
     129,400 TJ International, Inc. ...........................        2,426,250
     612,200 *Toll Brothers, Inc. .............................       14,042,337
     201,500 *US Home Corp. ...................................        5,919,062
                                                                  --------------
                                                                     111,960,358
                                                                  --------------

             BUSINESS EQUIPMENT &
              SERVICES - 0.9%
      50,000 Artesyn Technologies Inc. ........................          862,500
     297,130 First Data Corp. .................................        6,982,555
     160,000 *In Focus Systems, Inc. ..........................          960,000
     266,697 *Paxar Corp. .....................................        2,366,936
     164,700 *Zebra Technologies Corp. Cl. A...................        5,517,450
                                                                  --------------
                                                                      16,689,441
                                                                  --------------

             CHEMICAL & AGRICULTURAL
               PRODUCTS - 1.5%
      62,221 Delta & Pine Land Co. ............................        2,737,724
     150,000 H.B. Fuller Co. ..................................        5,681,250
      39,800 Nalco Chemical Co. ...............................        1,174,100
      16,500 OM Group, Inc. ...................................          465,094

--------------------------------------------------------------------------------
                                  EVERGREEN
                               Evergreen Fund
--------------------------------------------------------------------------------

                       SCHEDULE OF INVESTMENTS(continued)
                               September 30, 1998

--------------------------------------------------------------------------------
   Shares                                                             Value
--------------------------------------------------------------------------------
 COMMON STOCKS - CONTINUED

             CHEMICAL & AGRICULTURAL
               PRODUCTS - CONTINUED
     359,568 Schulman (A.), Inc. ..............................   $    5,078,898
     361,200 Sigma-Aldrich Corp. ..............................       10,429,650
      92,700 Tredegar Industries, Inc. ........................        1,697,568
                                                                  --------------
                                                                      27,264,284
                                                                  --------------

             COMMUNICATION SYSTEMS &
               SERVICES - 2.4%
      45,000 *American Tower Systems Corp. ....................        1,147,500
     299,250 *Andrew Corp. ....................................        3,965,062
     247,500 *Cisco Systems, Inc. .............................       15,298,594
     232,000 *Coherent Communications Systems
              Corp., Inc. .....................................        2,167,750
      50,000 *DSP Group, Inc. .................................          737,500
      74,800 Echostar Communications Corp. ....................        1,795,200
     120,000 *Inter-Tel, Inc. .................................        1,552,500
      50,000 *Loral Space & Communications.....................          737,500
     235,000 Orbital Sciences Corp. ...........................        6,594,687
     185,000 *Powertel, Inc. ..................................        2,509,063
     126,000 *Tellabs, Inc. ...................................        5,016,375
     155,000 *Vertex Communications Corp. .....................        2,848,125
                                                                  --------------
                                                                      44,369,856
                                                                  --------------

             CONSUMER PRODUCTS &
              SERVICES - 3.3%
     140,000 Aaron Rents, Inc. Cl. B...........................        2,100,000
     792,298 Cendant Corp. ....................................        9,210,464
     145,800 Commonwealth Industries, Inc. ....................        1,184,625
     151,300 Crown Crafts, Inc. ...............................        1,200,944
     481,700 *Gaylord Container Corp. Cl. A....................        1,565,525
      63,300 Gucci Group.......................................        2,286,713
     374,150 Harman International
              Industries, Inc. ................................       13,726,628
     132,300 Heilig-Meyers Co. ................................          950,906
     201,030 K2, Inc. .........................................        3,555,718
     326,815 Lancaster Colony Corp. ...........................       10,049,561
     140,000 *LoJack Corp. ....................................        1,505,000
     180,000 *Nautica Enterprises, Inc. .......................        3,363,750
      70,000 Noble Affiliates, Inc. ...........................        2,231,250
     181,600 *North Face, Inc. ................................        2,360,800
      40,000 *Recovery Engineering, Inc. ......................          335,000
      45,000 St. John Knits, Inc. .............................          725,625
      53,800 Toro Co. .........................................        1,112,988
     109,000 Valspar Corp. ....................................        3,263,187
                                                                  --------------
                                                                      60,728,684
                                                                  --------------

             ELECTRICAL EQUIPMENT &
              SERVICES - 1.9%
      76,500 Applied Power, Inc. Cl. A.........................        2,089,406
      80,400 *Atmel Corp. .....................................          728,625
     388,933 Baldor Electric Co. ..............................        8,507,909
      62,500 *Brooks Automation, Inc. .........................          621,094
      96,400 *Dupont Photomasks, Inc. .........................        2,072,600
      50,000 *Electro Scientific Industries, Inc...............          793,750
      27,000 *Franklin Electric Co., Inc. .....................        1,707,750
     130,100 *Hadco Corp. .....................................        3,154,925
     159,600 Harmon Industries, Inc. ..........................        3,511,200
     103,000 Jabil Circuit, Inc. ..............................        3,579,250
      75,000 *KLA-Tencor Corp. ................................        1,865,625
      46,500 *Sanmina Corp. ...................................        1,307,813
     226,400 *SMART Modular Technologies, Inc..................        4,655,350
      50,000 *Vicon Industries, Inc. ..........................          356,250
                                                                  --------------
                                                                      34,951,547
                                                                  --------------

             FINANCE & INSURANCE - 10.9%
      48,528 Aegon NV..........................................        3,779,118
      71,228 Allmerica Financial Corp. ........................        4,246,969
     368,800 AMBAC Financial Group, Inc. ......................       17,702,400
      49,000 Concord Pacific Group Inc. .......................           28,910
     121,900 Countrywide Credit Industries, Inc. ..............        5,074,087
     111,600 Dain Rauscher Corp. ..............................        3,515,400
     380,000 Edwards (A.G.), Inc. .............................       11,518,750
      68,200 Enhance Financial Services
              Group, Inc. .....................................        2,016,163
      70,000 Executive Risk, Inc. .............................        3,154,375
      23,700 *Farm Family Holdings, Inc. ......................          722,850
     507,600 Federal Home Loan Mortgage Corp. .................       25,094,475
     618,000 Federal National Mortgage
              Association......................................       39,706,500
      37,700 Fidelity National Financial, Inc. ................        1,274,731
     342,000 First American Financial Corp. ...................       10,944,000
      85,000 *FPIC Insurance Group, Inc.  .....................        2,358,750
      50,000 *Itla Capital Corp. ..............................          687,500
     113,100 John Nuveen Co. Cl. A.............................        4,029,188
      16,000 Landamerica Financial Group, Inc. ................          820,000
     148,266 Legg Mason, Inc. .................................        3,901,249
      93,000 *Life USA Holdings, Inc. .........................        1,220,625
      91,515 MBIA, Inc. .......................................        4,913,212
      30,000 *Mego Mortgage Corp. .............................           15,000
      75,385 Metris Companies Inc. ............................        3,514,826
     507,600 MGIC Investment Corp. ............................       18,717,750
      38,200 Mutual Risk Mgmt Ltd. ............................        1,351,325
      15,000 Ohio Casualty Corp. ..............................          581,250
     318,400 Paine Webber Group, Inc. .........................        9,552,000
     100,000 Penn-America Group, Inc. .........................          925,000
      40,000 Price (T.) Rowe & Associates, Inc. ...............        1,175,000
      54,692 Providian Financial Corp. ........................        4,638,565
      33,200 Reinsurance Group Of America......................        1,718,100
      86,000 ReliaStar Financial Corp. ........................        3,354,000
      75,107 Resource Bancshares Mortgage
              Group, Inc. .....................................        1,333,149
      65,000 State Auto Financial Corp. .......................          901,875
      57,500 SunAmerica, Inc. .................................        3,507,500
      89,250 Trenwick Group, Inc. .............................        2,599,406
      39,300 Waddell & Reed Financial, Inc. ...................          746,700
                                                                  --------------
                                                                     201,340,698
                                                                  --------------

             FOOD & BEVERAGE PRODUCTS - 0.1%
      16,500 Coca Cola Bottling Co. ...........................          990,000
      40,000 Wendy's International, Inc. ......................          887,500
                                                                  --------------
                                                                       1,877,500
                                                                  --------------

--------------------------------------------------------------------------------
                                   EVERGREEN
                                Evergreen Fund
--------------------------------------------------------------------------------

                       SCHEDULE OF INVESTMENTS(continued)
                               September 30, 1998

--------------------------------------------------------------------------------
   Shares                                                              Value
--------------------------------------------------------------------------------
 COMMON STOCKS - CONTINUED

             HEALTHCARE PRODUCTS &
              SERVICES - 11.7%
      24,000 *Abiomed, Inc. ...................................   $      255,000
     220,000 *ADAC Laboratories................................        5,280,000
      60,000 Arrow International, Inc. ........................        1,672,500
     114,500 Beckman Coulter, Inc. ............................        5,911,062
      90,000 Beverly Enterprises, Inc. ........................          720,000
     190,000 Biomet, Inc. .....................................        6,590,625
     128,298 *Boston Scientific Corp. .........................        6,591,310
     146,200 *Chad Therapeutics, Inc. .........................          402,050
     205,300 Columbia/HCA Healthcare Corp. ....................        4,118,831
       8,025 *Coram Healthcare Corp. Warrants-
              $22.125 Expiring 7/11/99+........................                0
     100,000 Depuy, Inc. ......................................        3,500,000
     185,000 Dura Pharmaceuticals, Inc. .......................        2,023,438
      10,000 *Elan Corp Plc, ADR...............................          720,625
     112,800 *Exactech, Inc. ..................................          747,300
      40,000 *Express Scripts, Inc. Cl. A......................        3,290,000
     100,000 First Health Group Corp. .........................        2,425,000
      10,000 *Forest Labs, Inc. ...............................          343,750
      47,666 *Foundation Health Systems, Inc. .................          446,869
     440,000 HBO & Co. ........................................       12,705,000
     105,862 *Health Management Associates,
              Inc. Cl. A.......................................        1,931,982
      23,600 *HEALTHSOUTH Corp. ...............................          249,275
     235,000 *Hologic, Inc. ...................................        3,055,000
     265,000 *Idexx Laboratories, Inc. ........................        6,326,875
      30,000 Invacare Corp. ...................................          705,000
     390,000 Johnson & Johnson.................................       30,517,500
      26,800 *Lincare Holdings, Inc. ..........................        1,038,500
      53,100 *Maxxim Medical, Inc. ............................        1,364,006
     235,800 McKesson Corp. ...................................       21,605,175
     500,000 Merck & Co., Inc. ................................       64,781,250
      35,000 Meridian Diagnostics, Inc. .......................          266,875
       1,446 Pacificare Health Systems, Inc. Cl. A ............          101,943
       4,545 *Pacificare Health Systems, Inc. Cl. B ...........          338,603
     209,163 Pharmeric, Inc. ..................................        1,137,324
     100,000 Somanetics Corp. .................................          181,250
      97,500 *St. Jude Medical, Inc. ..........................        2,254,687
     468,000 Stryker Corp. ....................................       15,912,000
      90,000 *Sun Healthcare Group, Inc. ......................          585,000
      72,950 *Tenet Healthcare Corp. ..........................        2,097,312
      58,800 U.S. Physical Therapy, Inc. ......................          543,900
      40,900 *VISX, Inc. ......................................        2,740,300
      45,600 West Co., Inc. ...................................        1,311,000
                                                                  --------------
                                                                     216,788,117
                                                                  --------------

             INDUSTRIAL SPECIALTY PRODUCTS &
              SERVICES - 4.8%
     242,000 AptarGroup, Inc. .................................        5,505,500
      36,300 BHA Group Holdings, Inc. Cl. A....................          426,525
      40,500 *Chemfab Corp. ...................................          793,547
     290,000 *Dionex Corp. ....................................        6,742,500
     187,000 Donaldson, Inc. ..................................        2,992,000
     122,000 Dover Corp. ......................................        3,766,750
     191,400 Furon Co. ........................................        3,325,575
     128,000 *Input/Output, Inc. ..............................        1,016,000
     324,200 Kaydon Corp. .....................................        8,530,512
     361,600 Leggett & Platt, Inc. ............................        7,503,200
      18,400 Nacco Industries, Inc. Cl. A......................        1,840,000
      60,000 *Osmonics, Inc. ..................................          622,500
     247,900 Pall Corp. .......................................        5,500,281
     185,200 Park Electrochemical Corp. .......................        2,523,350
     133,200 Robbins & Myers, Inc. ............................        2,822,175
       6,400 *Simula, Inc. ....................................           52,800
     241,500 Snap-on, Inc. ....................................        7,441,219
     185,000 Spartech Corp. ...................................        3,179,688
      20,000 *Special Devices, Inc. ...........................          652,500
     147,200 Tecumseh Products Co. Cl. A.......................        7,222,000
      57,800 Tecumseh Products Co. Cl. B.......................        2,976,700
     256,000 Teleflex, Inc. ...................................        8,960,000
      19,250 United Rental, Inc. ..............................          460,797
      50,000 Wescast Industries, Inc. .........................        1,171,875
     104,000 Woodward Governor Co. ............................        2,392,000
                                                                  --------------
                                                                      88,419,994
                                                                  --------------

             INFORMATION SERVICES &
               TECHNOLOGY - 8.3%
     100,000 *Advanced Communications
              Systems, Inc. ...................................          943,750
     119,850 *Analytical Surveys, Inc. ........................        2,786,513
     120,000 Autodesk, Inc. ...................................        3,150,000
      40,000 Compaq Computer Corp. ............................        1,265,000
      75,000 Computer Associates
              International, Inc. .............................        2,775,000
      52,000 Comverse Technology, Inc. ........................        2,125,500
     120,000 *Dialogic Corp. ..................................        3,345,000
     183,900 Fair Issac & Co., Inc. ...........................        6,137,662
     335,000 *Gateway 2000, Inc. ..............................       17,461,875
     397,468 Hewlett-Packard Co. ..............................       21,040,962
     150,000 InfoUSA, Inc. Cl. A...............................          871,875
     150,000 InfoUSA, Inc. Cl. B...............................        1,068,750
     598,000 Intel Corp. ......................................       51,278,500
     100,000 *Macromedia, Inc. ................................        1,625,000
     229,000 Micros Systems, Inc. .............................        6,870,000
     160,995 Molex, Inc. ......................................        4,668,855
      33,750 *National Instruments Corp. ......................          841,641
     430,000 *Parametric Technology Corp. .....................        4,326,875
     406,000 *Sun Microsystems, Inc. ..........................       20,223,875
                                                                  --------------
                                                                     152,806,633
                                                                  --------------

             LEISURE & TOURISM - 0.0% (A)
      75,000 American Skiing Co. ..............................          525,000
                                                                  --------------

             OIL/ENERGY - 0.5%
      35,000 *Barrett Resources Corp. .........................          706,563
      40,000 *COHO Energy, Inc. ...............................          193,750
      60,000 *Global Marine, Inc. .............................          663,750
      30,000 KN Energy, Inc. ..................................        1,537,500
      50,000 *Noble Drilling Corp. ............................          737,500
      20,000 Penn Virginia Corp. ..............................          438,750
     242,600 Precision Drilling Corp. .........................        3,047,662
     118,590 Tosco Corp. ......................................        2,549,685
                                                                  --------------
                                                                       9,875,160
                                                                  --------------

--------------------------------------------------------------------------------
                                  EVERGREEN
                                Evergreen Fund
--------------------------------------------------------------------------------

                       SCHEDULE OF INVESTMENTS(continued)
                               September 30, 1998

--------------------------------------------------------------------------------
   Shares                                                              Value
--------------------------------------------------------------------------------
 COMMON STOCKS - CONTINUED

             OIL FIELD SERVICES - 0.5%
      35,000 ENSCO International, Inc. ........................   $      378,438
     140,000 *Global Industries Ltd. ..........................        1,618,750
     170,000 *Hvide Marine, Inc. Cl. A.........................        1,221,875
      61,500 Lufkin Industries, Inc. ..........................        1,599,000
      34,000 *Oceaneering International, Inc. .................          484,500
     100,000 *Offshore Logistics, Inc. ........................        1,262,500
     118,000 *R & B Falcon Corp. ..............................        1,416,000
      30,000 Stolt Comex Seaway SA ADR.........................          258,750
      60,000 *Stolt Comex Seaway, SA...........................          577,500
                                                                  --------------
                                                                       8,817,313
                                                                  --------------

             PAPER & PACKAGING - 0.4%
      31,815 Kimberly-Clark Corp. .............................        1,288,508
     107,000 St. Joe Corp. ....................................        2,554,625
     186,662 Wausau Mosinee Paper Corp. .......................        2,683,266
                                                                  --------------
                                                                       6,526,399
                                                                  --------------

             PUBLISHING, BROADCASTING &
              ENTERTAINMENT - 6.5%
      29,500 Banta Corp. ......................................          803,875
     504,000 Belo (A.H.) Corp. Ser. A .........................       10,080,000
     150,000 Cadmus Communications Corp. ......................        2,925,000
      45,000 *Chancellor Media Corp. ..........................        1,501,875
   1,714,000 *Clear Channel Communications, Inc................       81,415,000
      10,000 Gaylord Entertainment Co. ........................          298,125
     205,800 *Jacor Communications, Inc. ......................       10,418,625
     137,500 *Obie Media Corp. ................................        1,615,625
     190,000 Wiley (John) & Sons, Inc. Cl. A...................       11,673,125
                                                                  --------------
                                                                     120,731,250
                                                                  --------------

             REAL ESTATE - 1.7%
     141,460 *Alexander's, Inc. REIT...........................       10,857,055
      46,200 Apartment Investment & Management Co..............
              Cl. A REIT.......................................        1,744,050
     172,500 *Candlewood Hotel Co., Inc. ......................        1,056,562
      54,000 Chelsea GCA Realty, Inc. REIT.....................        1,849,500
      78,000 Del Webb Corp. ...................................        1,642,875
      75,000 Entertainment Properties Trust REIT...............        1,387,500
      19,062 Equity Residential Properties
              Trust REIT.......................................          804,178
      20,000 Forest City Enterprises, Inc. ....................          420,000
      47,400 *FRP Properties, Inc. ............................        1,048,725
      73,900 *Grubb & Ellis Co. ...............................          646,625
       2,090 Horizon Group Properties, Inc. REIT...............            4,964
     120,000 *Host Marriott Corp. .............................        1,522,500
      20,000 Irvine Apartment Communities, Inc.
              REIT.............................................          537,500
      32,600 *John Q. Hammons Hotels, Inc. Cl. A...............          146,700
      70,000 LNR Property Corp. ...............................        1,351,875
      81,200 Newhall Land & Farming Co. .......................        1,898,050
      51,783 Oxford Properties Group Inc. .....................          526,164
     441,661 *Prime Hospitality Corp. .........................        3,091,627
      29,850 Prime Retail, Inc. ...............................          292,903
     115,000 *Servico, Inc. ...................................          862,500
                                                                  --------------
                                                                      31,691,853
                                                                  --------------

             RETAILING & WHOLESALE - 2.2%
     145,000 Avnet, Inc. ......................................   $    5,337,812
     199,000 *Cole National Corp. Cl. A........................        4,141,687
     120,000 *Costco Companies, Inc. ..........................        5,685,000
      32,730 CVS Corp. ........................................        1,433,983
      98,200 Dillards, Inc. ...................................        2,780,288
      10,000 Ethan Allen Interiors, Inc. ......................          362,500
     236,800 Fingerhut Companies, Inc. ........................        2,604,800
     100,000 Finish Line, Inc. Cl. A...........................          931,250
      50,000 *Footstar, Inc. ..................................        1,134,375
      80,000 *Home Products International, Inc. ...............          680,000
     151,600 *Jones Apparel Group, Inc. .......................        3,477,325
      29,500 *Payless Shoesource, Inc. ........................        1,220,563
     167,078 *Saks, Inc. ......................................        3,748,813
     402,000 Seaway Food Town, Inc.**..........................        5,577,750
      50,000 *Tommy Hilfiger Corp. ............................        2,050,000
                                                                  --------------
                                                                      41,166,146
                                                                  --------------

             TELECOMMUNICATION SERVICES &
              EQUIPMENT - 0.3%
      40,000 ADC Telecommunications, Inc. .....................          845,000
     158,000 *Aspect Telecommunications Corp. .................        3,792,000
      55,000 Scientific Atlanta, Inc. .........................        1,161,875
                                                                  --------------
                                                                       5,798,875
                                                                  --------------

             THRIFT INSTITUTIONS - 0.7%
     185,100 First Palm Beach Bancorp, Inc. ...................        6,478,500
      73,500 *Hawthorne Financial Corp. .......................        1,111,687
     148,500 Maryland Federal Bancorp, Inc. ...................        5,346,000
                                                                  --------------
                                                                      12,936,187
                                                                  --------------

             TRANSPORTATION - 1.9%
     125,000 ASA Holdings, Inc. ...............................        4,437,500
      97,900 Comair Holdings, Inc. ............................        2,814,625
      78,000 Delta Air Lines, Inc. ............................        7,585,500
      41,400 GATX Corp. .......................................        1,368,788
     217,465 *Heartland Express, Inc. .........................        3,588,172
     645,250 Southwest Airlines Co. ...........................       12,905,000
     120,000 U.S. Freightways Corp. ...........................        2,385,000
                                                                  --------------
                                                                      35,084,585
                                                                  --------------
             Total Common Stocks
              (cost $851,112,658)..............................    1,522,112,452
                                                                  --------------

 CONVERTIBLE PREFERRED - 0.0% (A)

             REAL ESTATE - 0.0% (A)
      10,000 Prime Retail, Inc. ...............................          170,000
                                                                  --------------
             Total Convertible Preferred
              (cost $381,196)..................................          170,000
                                                                  --------------

--------------------------------------------------------------------------------
  Principal
   Amount
--------------------------------------------------------------------------------
 SHORT-TERM INVESTMENTS - 20.0%

             COMMERCIAL PAPER - 14.6%
 $27,000,000 Aluminum Co. America
              5.51%, 10/30/98..................................       26,880,157
  12,650,000 Aristar, Inc.
              5.35%, 11/10/98..................................       12,574,803

--------------------------------------------------------------------------------
                                  EVERGREEN
                                Evergreen Fund
--------------------------------------------------------------------------------

                       SCHEDULE OF INVESTMENTS(continued)
                               September 30, 1998

--------------------------------------------------------------------------------
  Principal
   Amount                                                              Value
--------------------------------------------------------------------------------
 SHORT-TERM INVESTMENTS - CONTINUED

             COMMERCIAL PAPER - CONTINUED
 $20,600,000 Avon Capital Corp. 5.48%, 11/9/98..................  $   20,477,705
  16,350,000 BHF Finance
              5.52%, 10/1/98....................................      16,350,000
  22,000,000 BMW U.S. Capital Corp.
              5.50%, 10/13/98...................................      21,959,667
   7,300,000 BTR Dunlop Finance, Inc.
              5.50%, 11/19/98...................................       7,245,351
             Duke Capital Corp.:
   9,850,000 5.53%, 10/6/98.....................................       9,842,435
   7,075,000 5.53%, 10/8/98.....................................       7,067,392
   8,750,000 Great Lakes Chemical Corp. 5.50%,
              10/1/98...........................................       8,750,000
   6,725,000 International Business Machines
              5.50%, 10/22/98...................................       6,703,424
   2,640,000 Oil Insurance Limited
              5.52%, 10/20/98...................................       2,632,309
  16,000,000 Old Line Funding Corp.
              5.52%, 11/4/98....................................      15,916,587
             Park Avenue Recreation Corp.:
  17,200,000 5.37%, 11/16/98....................................      17,081,979
   3,700,000 5.52%, 10/28/98....................................       3,684,682
  46,700,000 Republic Industries Funding Corp.
              5.54%, 10/29/98...................................      46,498,775
   7,500,000 Sharp Electronics Corp.
              5.65%, 11/10/98...................................       7,452,917
             Sothebys Inc.:
   4,900,000 5.52%, 11/5/98.....................................       4,873,703
   5,680,000 5.53%, 11/6/98.....................................       5,648,590
   2,900,000 Southern Co.
              5.50%, 10/15/98...................................       2,893,797
   4,500,000 Star Marketers Acceptance Corp.
              5.55%, 10/27/98...................................       4,481,962
  11,600,000 Triple A One Funding Corp. 5.53%,
              10/27/98..........................................      11,553,671
   8,450,000 TRW, Inc.
              5.53%, 10/14/98...................................       8,433,126
                                                                  --------------
                                                                     269,003,032
                                                                  --------------

             U.S. GOVERNMENT AGENCY
               OBLIGATIONS - 5.4%
  50,000,000 Federal Home Loan Bank Consolidated
              Discount Notes 5.10%, 11/4/98.....................      49,759,167
  50,000,000 Federal Home Loan Mortgage Discount
              Notes 5.45%, 10/14/98.............................      49,901,597
                                                                  --------------
                                                                      99,660,764
                                                                  --------------
             Total Short-Term Investments
              (cost $368,663,796)...............................     368,663,796
                                                                  --------------

             TOTAL INVESTMENTS -
              (COST $1,220,157,650)....................   102.4%  1,890,946,248

             OTHER ASSETS AND LIABILITIES - NET........    (2.4)    (43,616,230)
                                                          -----  --------------
             NET ASSETS -..............................   100.0% $1,847,330,018
                                                          =====  ==============

 *  Non-Income Producing Securities.
** Investment in non-controlled affiliate holding over 5% of outstanding voting shares. At September 30, 1998, the Fund held investments in the following securities:

                                                                       DIVIDENDS
       SECURITY NAME         SHARES         COST          VALUE         EARNED
   -----------------------------------------------------------------------------
   Cornerstone Bank          109,318     $1,089,310     $2,261,516      $34,385
   Seaway Food Town, Inc.    402,000      1,563,474      5,577,750       64,320
   Surety Capital Corp.      410,000      1,559,388      1,101,875           --

 + No market quotation available. Valued at fair value as determined in good faith under procedures established by the Funds' Board of Trustees.
(a) Less than one-tenth percent.

SUMMARY OF ABBREVIATIONS:
ADR  American Depository Receipt
REIT Real Estate Investment Trust

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   EVERGREEN
                                Micro Cap Fund
--------------------------------------------------------------------------------

                            SCHEDULE OF INVESTMENTS
                               September 30, 1998

--------------------------------------------------------------------------------
   Shares                                                              Value
--------------------------------------------------------------------------------
 COMMON STOCKS - 94.4%

            BANKS - 11.9%
     38,720 BT Financial Corp. ...................................   $ 1,045,440
     20,000 CNB Financial Corp. ..................................       400,000
      2,500 First Keystone Financial, Inc ........................        34,063
     40,000 First Oak Brook Bancshares, Inc. Cl. A................       790,000
      2,964 First West Virginia Bancorp, Inc. ....................        75,397
     40,495 Independent Bank Corp. ...............................       895,952
     14,500 Northern States Financial Corp. ......................       397,844
      7,500 Peoples Bancorp, Inc. ................................       194,062
     20,000 Second Bancorp, Inc. .................................       520,000
     47,587 Washington Trust Bancorp, Inc. .......................     1,014,198
     41,875 West Coast Bancorp, Inc. (Ore.).......................       701,406
                                                                     -----------
                                                                       6,068,362
                                                                     -----------

            BUILDING, CONSTRUCTION &
              FURNISHINGS - 11.2%
     15,000 American Woodmark Corp. ..............................       380,625
     28,250 Cavalier Homes, Inc. .................................       263,078
     25,000 *Crossmann Communities, Inc. .........................       503,125
     25,000 Decorator Industries, Inc. ...........................       187,500
     55,000 *Genlyte Group, Inc. .................................     1,127,500
     45,000 *Koala Corp. .........................................       596,250
     15,500 *M/I Schottenstein Homes, Inc. .......................       286,750
     52,000 *Mity Lite, Inc. .....................................       825,500
     50,000 *Modtech, Inc. .......................................       875,000
     40,000 *Stanley Furniture Co., Inc. .........................       695,000
                                                                     -----------
                                                                       5,740,328
                                                                     -----------

            BUSINESS EQUIPMENT &
             SERVICES - 3.4%
     50,000 *Equitrac Corp. ......................................       925,000
     20,000 *Execustay Corp. .....................................       180,000
     89,750 General Employment Enterprises, Inc. .................       628,250
                                                                     -----------
                                                                       1,733,250
                                                                     -----------

            CHEMICAL & AGRICULTURAL
             PRODUCTS - 3.2%
     66,000 Balchem Corp. ........................................       585,750
     52,100 Chase Corp. ..........................................       514,487
     46,318 Hawkins Chemical, Inc. ...............................       463,180
     56,000 *Top Air Manufacturing, Inc. .........................        98,000
                                                                     -----------
                                                                       1,661,417
                                                                     -----------

            CONSUMER PRODUCTS &
             SERVICES - 7.1%
     35,000 Cooker Restaurant Corp. ..............................       341,250
     31,000 *Escalade Inc. .......................................       620,000
    104,000 First Years, Inc. ....................................     1,482,000
     72,400 *Fountain Power Boat Industries, Inc. ................       452,500
     72,500 *Play By Play Toys & Novelties, Inc. .................       761,250
                                                                     -----------
                                                                       3,657,000
                                                                     -----------

            ELECTRICAL EQUIPMENT &
             SERVICES - 5.0%
     30,000 *Ault, Inc. ..........................................       146,250
     63,270 *Del Global Technologies Corp. .......................       466,616
     19,200 *Graham Corp. ........................................       216,000
      8,400 L.S. Starrett, Co. Cl. A..............................       289,800
     62,800 *OSI Systems, Inc. ...................................       478,850
      8,500 *Powell Industries, Inc. .............................        65,875
     15,500 Todd-AO Corp. Cl. A...................................       114,313
    110,000 *Vicon Industries, Inc. ..............................       783,750
                                                                     -----------
                                                                       2,561,454
                                                                     -----------

            FINANCE & INSURANCE - 3.1%
     63,500 *ACE Cash Express, Inc. ..............................       762,000
     16,600 *CorVel Corp. ........................................       643,250
     11,804 Grand Premier Financial, Inc. ........................       177,060
                                                                     -----------
                                                                       1,582,310
                                                                     -----------

            FOOD & BEVERAGE PRODUCTS - 1.1%
     28,333 Worthington Foods, Inc. ..............................       548,952
                                                                     -----------

            HEALTHCARE PRODUCTS & SERVICES - 8.5%
    245,000 *Air Methods Corp. ...................................       918,750
     58,000 *Alcide Corp. ........................................     1,004,125
    120,500 *Biosource International, Inc. .......................       376,563
     44,888 Del Laboratories, Inc. ...............................       875,316
     10,000 *Empi, Inc. ..........................................       160,000
     45,000 Kewaunee Scientific Corp. ............................       525,937
     67,800 *Neogen Corp. ........................................       491,550
                                                                     -----------
                                                                       4,352,241
                                                                     -----------

            INDUSTRIAL SPECIALTY PRODUCTS &
             SERVICES - 12.8%
     50,000 *AG Services of America, Inc. ........................       712,500
     44,600 Badger Meter, Inc. ...................................     1,304,550
     11,500 *Benthos, Inc. .......................................        53,906
     20,000 *Chemfab Corp. .......................................       391,875
     14,850 *Ducommun, Inc. ......................................       297,000
     40,000 *General Bearing Corp. ...............................       250,000
     23,000 General Magnaplate Corp. .............................        96,313
     35,000 Gorman Rupp Co. ......................................       551,250
     40,000 *Meade Instruments Corp. .............................       387,500
     53,250 Met-Pro Corp. ........................................       599,062
     22,500 Modern Controls, Inc. ................................       118,125
     71,000 RPC, Inc. ............................................       630,125
     17,500 *Special Devices, Inc. ...............................       570,938
     46,350 World Fuel Services Corp. ............................       576,478
                                                                     -----------
                                                                       6,539,622
                                                                     -----------

            INFORMATION SERVICES &
             TECHNOLOGY - 10.0%
     75,000 *Advanced Communications Systems, Inc. ...............       707,813
     71,200 *American Science & Engineering, Inc. ................       863,300
     15,000 *Analytical Surveys, Inc. ............................       348,750
     29,600 *Diversified Corporate Resources Inc. ................       229,400
     59,500 *Equinox Systems, Inc. ...............................       476,000
     27,000 *Norstan, Inc. .......................................       472,500
     90,300 *Plasma Therm, Inc. ..................................       287,831
     40,000 *SBS Technologies, Inc. ..............................     1,000,000
     50,000 *Tidel Technologies Inc. .............................        78,125
    100,000 *WPI Group, Inc. .....................................       662,500
                                                                     -----------
                                                                       5,126,219
                                                                     -----------

--------------------------------------------------------------------------------
                                  EVERGREEN
                                Micro Cap Fund
--------------------------------------------------------------------------------

                       SCHEDULE OF INVESTMENTS(continued)
                               September 30, 1998

--------------------------------------------------------------------------------
   Shares                                                              Value
--------------------------------------------------------------------------------
 COMMON STOCKS - CONTINUED

            OIL/ENERGY - 0.4%
     14,500 *Prima Energy Corp. ..................................   $   213,875
                                                                     -----------

            OIL FIELD SERVICES - 2.6%
     48,500 *Dawson Geophysical Co. ..............................       563,813
     28,000 *Eagle Geophysical, Inc. .............................       194,250
     55,000 *Omni Energy Services Corp. ..........................       567,187
                                                                     -----------
                                                                       1,325,250
                                                                     -----------

            PUBLISHING, BROADCASTING &
             ENTERTAINMENT - 1.0%
     29,420 *Clark (Dick) Productions, Inc. ......................       422,912
     10,000 *Obie Media Corp. ....................................       117,500
                                                                     -----------
                                                                         540,412
                                                                     -----------

            RETAILING & WHOLESALE - 3.7%
     20,000 *Bowlin Outdoor Advertising &
             Travel Centers, Inc. ................................       100,000
     40,000 Craftmade International Inc. .........................       602,500
     20,000 *Kenneth Cole Productions, Inc. Cl. A.................       358,750
     65,000 *Rocky Shoes & Boots, Inc. ...........................       520,000
     45,000 *Shoe Pavilion, Inc. .................................       298,125
                                                                     -----------
                                                                       1,879,375
                                                                     -----------

            TELECOMMUNICATION SERVICES &
              EQUIPMENT - 4.5%
     70,000 *Cognitronics Corp. ..................................       726,250
     98,400 Hickory Tech Corp.....................................     1,156,200
     60,000 *Vari L Inc. .........................................       405,000
                                                                     -----------
                                                                       2,287,450
                                                                     -----------

            THRIFT INSTITUTIONS - 4.6%
     30,000 Horizon Financial Corp. ..............................       405,000
     14,600 Iroquois Bancorp, Inc. ...............................       306,600
     30,710 Parkvale Financial Corp. .............................       913,622
     25,000 *WSFS Financial Corp. ................................       401,563
     19,000 York Financial Corp. .................................       332,500
                                                                     -----------
                                                                       2,359,285
                                                                     -----------

            TRANSPORTATION - 0.3%
      5,100 Kenan Transport Co. ..................................       155,550
                                                                     -----------
            Total Common Stocks
             (cost $45,961,869)...................................    48,332,352
                                                                     -----------

--------------------------------------------------------------------------------
 Principal
   Amount
--------------------------------------------------------------------------------
 SHORT-TERM INVESTMENTS - 5.1%

            U.S. GOVERNMENT AGENCY
             OBLIGATIONS - 5.1%
            Federal Home Loan Bank Discount Notes:
 $  475,000 5.20%, 10/14/98.......................................       474,108
  1,100,000 5.22%, 10/14/98.......................................     1,097,926
    685,000 5.35%, 10/14/98.......................................       683,677
            Federal Home Loan Mortgage Discount Notes:
    140,000 5.44%, 10/2/98........................................       139,979
    220,000 5.45%, 10/14/98.......................................       219,567
                                                                     -----------
                                                                       2,615,257
                                                                     -----------
            Total Short-Term Investments
             (cost $2,615,257)....................................     2,615,257
                                                                     -----------
            TOTAL INVESTMENTS -
             (COST $48,577,126)............................    99.5%  50,947,609

            OTHER ASSETS AND LIABILITIES - NET.............     0.5      235,037
                                                              -----  -----------
            NET ASSETS -...................................   100.0% $51,182,646
                                                              =====  ===========

* Non-Income Producing Securities.

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   EVERGREEN
                                  Omega Fund
--------------------------------------------------------------------------------

                            SCHEDULE OF INVESTMENTS
                               September 30, 1998
--------------------------------------------------------------------------------
 Shares                                                                Value
--------------------------------------------------------------------------------
 COMMON STOCKS - 89.9%
         ADVERTISING & RELATED
          SERVICES - 1.4%
 200,000 *Outdoor Systems, Inc...................................   $  3,900,000
                                                                    ------------
         AUTOMOTIVE EQUIPMENT & MANUFACTURING - 1.2%
  40,000 Chrysler Corp...........................................      1,915,000
  35,000 Ford Motor Co...........................................      1,642,812
                                                                    ------------
                                                                       3,557,812
                                                                    ------------
         BANKS - 1.2%
  29,400 BankBoston Corp.........................................        970,200
  35,000 Fleet Financial Group, Inc..............................      2,570,313
                                                                    ------------
                                                                       3,540,513
                                                                    ------------
         BUILDING, CONSTRUCTION &
          FURNISHINGS - 0.7%
 105,000 *Furniture Brands International, Inc. ..................      2,047,500
                                                                    ------------
         BUSINESS EQUIPMENT &
          SERVICES - 2.2%
 120,000 Paychex, Inc. ..........................................      6,172,500
                                                                    ------------
         CHEMICAL & AGRICULTURAL
          PRODUCTS - 2.0%
 100,000 Monsanto Co.............................................      5,637,500
                                                                    ------------
         COMMUNICATION SYSTEMS &
          SERVICES - 1.3%
 140,000 *American Tower Systems Corp............................      3,570,000
                                                                    ------------
         DIVERSIFIED COMPANIES - 2.5%
 130,000 Tyco International Ltd. ................................      7,182,500
                                                                    ------------
         ELECTRICAL EQUIPMENT &
          SERVICES - 3.1%
 110,000 General Electric Co.....................................      8,751,875
                                                                    ------------
         FINANCE & INSURANCE - 7.2%
  25,000 American Express Co. ...................................      1,940,625
  60,000 American International Group, Inc.......................      4,620,000
  23,587 Associates First Capital Corp. Cl. A....................      1,539,052
 100,000 Federal Home Loan Mortgage Corp.........................      4,943,750
 140,000 Greenpoint Financial Corp...............................      4,462,500
  35,000 Lincoln National Corp...................................      2,878,750
                                                                    ------------
                                                                      20,384,677
                                                                    ------------
         HEALTHCARE PRODUCTS &
          SERVICES - 11.8%
  54,250 Cardinal Health, Inc....................................      5,601,313
  65,000 HBO & Co................................................      1,878,906
 281,250 *Health Management Associates,
          Inc. Cl. A.............................................      5,132,813
 115,000 IMS Health, Inc.........................................      7,122,812
  75,000 Medtronic, Inc..........................................      4,340,625
  94,100 Omnicare, Inc...........................................      3,317,025
 100,000 *Steris Corp............................................      2,828,125
  82,700 *Universal Health Services, Inc. Cl. B..................      3,452,725
                                                                    ------------
                                                                      33,674,344
                                                                    ------------

         INFORMATION SERVICES &
          TECHNOLOGY - 16.8%
 134,600 *EMC Corp...............................................      7,697,438
  90,000 *Gateway 2000, Inc......................................      4,691,250
  40,000 Intel Corp..............................................      3,431,250
  45,000 International Business Machines Corp. ..................      5,760,000
 130,000 *Learning Co., Inc......................................      2,575,625
 100,000 *Lycos, Inc.............................................      3,378,125
 125,000 *Microchip Technology, Inc..............................      2,722,656
  63,000 *Microsoft Corp. .......................................      6,935,906
  80,000 *PeopleSoft, Inc........................................      2,612,500
  60,000 *Solectron Corp.........................................      2,880,000
 105,000 *Sun Microsystems, Inc..................................      5,233,594
                                                                    ------------
                                                                      47,918,344
                                                                    ------------
         LEISURE & TOURISM - 0.8%
  90,000 Disney Walt Co. ........................................      2,278,125
                                                                    ------------
         OIL/ENERGY - 3.0%
 108,400 Anadarko Petroleum Corp. ...............................      4,261,475
 115,000 Burlington Resources, Inc...............................      4,298,125
                                                                    ------------
                                                                       8,559,600
                                                                    ------------
         PHARMACEUTICALS - 16.7%
 175,000 American Home Products Corp.............................      9,165,625
 115,000 *Forest Labs Inc........................................      3,953,125
  70,200 Pfizer, Inc.............................................      7,436,812
 140,000 Pharmacia & Upjohn, Inc. ...............................      7,026,250
  90,000 Schering-Plough Corp. ..................................      9,320,625
 140,000 Warner-Lambert Co.......................................     10,570,000
                                                                    ------------
                                                                      47,472,437
                                                                    ------------
         PUBLISHING, BROADCASTING & ENTERTAINMENT - 8.6%
 160,000 CBS Corp................................................      3,880,000
 105,000 *Clear Channel Communications, Inc......................      4,987,500
  70,000 Time Warner, Inc........................................      6,129,375
  85,000 *Viacom, Inc. Cl. B.....................................      4,930,000
 150,000 *World Color Press, Inc.................................      4,650,000
                                                                    ------------
                                                                      24,576,875
                                                                    ------------
         RETAILING & WHOLESALE - 3.2%
 162,500 *Staples, Inc. .........................................      4,778,516
  80,000 Wal-Mart Stores, Inc....................................      4,370,000
                                                                    ------------
                                                                       9,148,516
                                                                    ------------
         TELECOMMUNICATION SERVICES & EQUIPMENT - 6.2%
 250,000 *Antec Corp.............................................      3,859,375
 100,000 *Ascend Communications, Inc. ...........................      4,553,125
  60,000 *Broadcom Corp..........................................      4,252,500
  78,750 *Cisco Systems, Inc. ...................................      4,870,195
                                                                    ------------
                                                                      17,535,195
                                                                    ------------
         Total Common Stocks
          (cost $216,338,856)....................................    255,908,313
                                                                    ------------

--------------------------------------------------------------------------------
                                   EVERGREEN
                                  Omega Fund
--------------------------------------------------------------------------------

                       SCHEDULE OF INVESTMENTS(continued)
                               September 30, 1998

--------------------------------------------------------------------------------
  Principal
   Amount                                                           Value
--------------------------------------------------------------------------------
 SHORT-TERM INVESTMENTS - 9.9%
             REPURCHASE AGREEMENT - 9.9%
 $28,216,000 Keystone Joint
              Repurchase Agreement,
              Investments in
              repurchase agreements, in a joint
              trading account purchased
              9/30/98, 5.60%, maturing 10/1/98,
              maturity value $28,220,389,
              (cost $28,216,000) (a)............................    $ 28,216,000
                                                                    ------------
             Total Short-Term
              Investments
              (cost $28,216,000)................................      28,216,000
                                                                    ------------

             TOTAL INVESTMENTS -
              (COST $244,554,856).........................    99.8%  284,124,313
             OTHER ASSETS AND LIABILITIES - NET...........     0.2       486,890
                                                             -----  ------------
             NET ASSETS...................................   100.0% $284,611,203
                                                             =====  ============


*   Non-Income Producing Securities.
(a) The repurchase agreements are fully collateralized by U.S. Government and/or agency obligations based on market prices plus accrued interest at September 30, 1998.


                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                  EVERGREEN
                          Small Company Growth Fund
--------------------------------------------------------------------------------

                            SCHEDULE OF INVESTMENTS
                               September 30, 1998

--------------------------------------------------------------------------------
   Shares                                                              Value
--------------------------------------------------------------------------------
 COMMON STOCKS - 91.6%

             ADVERTISING & RELATED
              SERVICES - 1.9%
     360,400 *ADVO, Inc. ........................................   $  8,807,275
     300,000 *Outdoor Systems Inc. ..............................      5,850,000
                                                                    ------------
                                                                      14,657,275
                                                                    ------------

             AUTOMOTIVE EQUIPMENT &
               MANUFACTURING - 1.5%
     184,100 *Dura Automotive Systems, Inc. .....................      4,786,600
     373,720 *Tower Automotive, Inc. ............................      7,380,970
                                                                    ------------
                                                                      12,167,570
                                                                    ------------

             BANKS - 9.4%
     294,862 *Astoria Financial Corp. ...........................     12,439,490
     318,240 BostonFed Bancorp, Inc. ............................      5,410,080
     206,300 Charter One Financial, Inc. ........................      5,105,925
      30,200 Dime Community Bancorp, Inc. .......................        625,706
     171,370 *Long Island Bancorp, Inc. .........................      8,268,602
     577,620 *North Fork Bancorp, Inc. ..........................     11,552,400
     222,294 Queens County Bancorp, Inc. ........................      5,876,898
     847,235 *Sovereign Bancorp, Inc. ...........................     11,225,864
     559,760 *TCF Financial Corp. ...............................     11,125,230
     104,938 *Westamerica Bancorp ...............................      3,030,085
                                                                    ------------
                                                                      74,660,280
                                                                    ------------

             BUILDING, CONSTRUCTION &
               FURNISHINGS - 0.8%
     100,000 Miller (Herman), Inc. ..............................      1,993,750
     181,700 *Wackenhut Corrections Corp. .......................      4,031,469
                                                                    ------------
                                                                       6,025,219
                                                                    ------------

             BUSINESS EQUIPMENT &
              SERVICES - 5.2%
     175,855 *BISYS Group, Inc. (a)..............................      7,710,143
     909,340 *Comdisco, Inc. ....................................     12,389,757
      37,000 *CSG System International, Inc. ....................      1,640,719
     369,000 *GTS Duratek, Inc. .................................      2,098,688
     127,700 *Mercury Interactive Corp. .........................      5,072,084
     100,000 *Policy Management Systems Corp.....................      4,050,000
      96,300 *Rental Service Corp. ..............................      1,733,400
     150,000 *Superior Consultant, Inc. .........................      6,431,250
                                                                    ------------
                                                                      41,126,041
                                                                    ------------

             CHEMICAL & AGRICULTURAL
              PRODUCTS - 1.0%
     270,940 *OM Group, Inc. ....................................      7,637,121
                                                                    ------------

             CONSUMER PRODUCTS &
              SERVICES - 4.0%
     396,869 *Equity Corp. International.........................      8,929,552
     352,900 *Helen of Troy Ltd. ................................      6,815,381
      16,600 Oneida Ltd.  .......................................        282,200
     101,700 *Rock Of Ages Corp. Cl. A...........................      1,137,769
     124,000 *Russ Berrie & Co., Inc. ...........................      2,363,750
     172,500 *Scotts Co. Cl. A...................................      5,282,813
     182,900 Universal Corp. ....................................      6,538,675
                                                                    ------------
                                                                      31,350,140
                                                                    ------------

             EDUCATION - 6.1%
     100,000 *Apollo Group Inc. .................................   $  2,800,000
       1,500 *Bright Horizons Family Solutions,
              Inc. ..............................................         31,781
     279,600 *CBT Group Public Ltd. .............................      3,783,338
   1,448,600 *Computer Learning Centers, Inc. ...................     11,452,994
   1,024,968 *Devry, Inc. .......................................     24,022,687
      56,400 *Education Management Corp. ........................      2,023,350
     100,000 *ITT Educational Services Inc. .....................      3,200,000
      50,000 Strayer Education, Inc. ............................      1,290,625
                                                                    ------------
                                                                      48,604,775
                                                                    ------------

             ELECTRICAL EQUIPMENT &
              SERVICES - 7.5%
     411,080 *DII Group, Inc. ...................................      4,971,499
     350,000 Lattice Semiconductor Corp. ........................      8,695,312
     237,778 Maxim Integrated Products, Inc. ....................      6,635,492
     200,000 *Microchip Technology, Inc. ........................      4,356,250
     200,000 *Parlex Corp. ......................................      1,831,250
     512,514 *Sipex Corp. .......................................     13,069,107
     100,000 *Sofamor/Danek Group, Inc. .........................      8,900,000
     100,000 *Solectron Corp. ...................................      4,800,000
     200,000 *Windmere Durable Holdings, Inc. ...................      1,125,000
     150,000 *Xilinx, Inc. ......................................      5,245,313
                                                                    ------------
                                                                      59,629,223
                                                                    ------------

             FINANCE & INSURANCE - 6.5%
     100,000 Arthur J. Gallagher & Co. ..........................      4,125,000
     110,670 Delphi Financial Group, Inc. .......................      4,357,631
     100,000 *E Trade Group, Inc. ...............................      1,862,500
     360,000 Federated Investors, Inc. Cl. B.....................      5,175,000
     148,422 *First Alliance Co. ................................        932,276
     250,000 Firstplus Financial Group, Inc. ....................      2,859,375
     248,800 *Freedom Securities Corp. ..........................      3,296,600
     186,023 *HCC Insurance Holdings, Inc. ......................      3,604,196
     200,000 Horace Mann Educators Corp. ........................      6,000,000
     202,500 Leucadia National Corp. ............................      5,935,781
     150,000 Mercury General Corp. ..............................      5,625,000
     199,200 *Ocwen Financial Corp. .............................      1,743,000
      58,200 *Penn-America Group, Inc. ..........................        538,350
     100,000 Reinsurance Group America, Inc. ....................      5,893,750
                                                                    ------------
                                                                      51,948,459
                                                                    ------------

             FOOD & BEVERAGE PRODUCTS - 0.3%
     148,000 *Buffets, Inc. .....................................      1,586,375
      36,900 *Twinlab Corp. .....................................        943,256
                                                                    ------------
                                                                       2,529,631
                                                                    ------------
             HEALTHCARE PRODUCTS &
              SERVICES - 9.5%
      68,900 *Access Health, Inc.................................      2,534,228
     286,000 *Arterial Vascular Engineering, Inc. ...............     10,573,062
      20,500 *Chirex, Inc. ......................................        244,719
     306,000 *Cyberonics, Inc....................................      1,845,563
     131,100 *Envoy Corp. .......................................      2,835,038
     180,000 *Graham Field Health Products, Inc. ................        461,250
     770,358 *Health Management Associates, Inc. Cl..............
              A..................................................     14,059,033

--------------------------------------------------------------------------------
                                   EVERGREEN
                           Small Company Growth Fund
--------------------------------------------------------------------------------

                       SCHEDULE OF INVESTMENTS(continued)
                               September 30, 1998

--------------------------------------------------------------------------------
   Shares                                                              Value
--------------------------------------------------------------------------------
 COMMON STOCKS - CONTINUED

             HEALTHCARE PRODUCTS & SERVICES - CONTINUED
     277,585 *Idexx Laboratories, Inc. ..........................   $  6,609,993
     135,620 *Pediatrix Medical Group, Inc. .....................      6,085,947
     165,000 *Renal Care Group, Inc. ............................      4,222,969
      21,200 *Rexall Sundown, Inc. ..............................        328,600
     200,000 *Steris Corp........................................      5,656,250
     200,000 *Sunrise Assisted Living, Inc.......................      6,881,250
     253,380 *Thermo Cardiosystems, Inc..........................      4,054,080
     385,751 *Total Renal Care Holdings, Inc.....................      9,258,024
                                                                    ------------
                                                                      75,650,006
                                                                    ------------
             INDUSTRIAL SPECIALTY PRODUCTS &
              SERVICES - 3.5%
     500,000 *Halter Marine Group, Inc. .........................      5,687,500
     248,300 *Kaydon Corp. ......................................      6,533,394
     882,000 Roper Industries, Inc...............................     15,324,750
                                                                    ------------
                                                                      27,545,644
                                                                    ------------
             INFORMATION SERVICES & TECHNOLOGY -
               12.7%
     150,000 *Acxiom Corp........................................      3,721,875
     173,000 *Avid Technology, Inc...............................      4,092,531
     150,000 *BMC Software, Inc..................................      9,004,687
     250,000 *Broadvision, Inc...................................      2,625,000
     121,000 *CMG Information Services, Inc......................      6,443,250
     150,000 *DAOU Systems, Inc..................................        860,156
     380,000 *Electronics for Imaging, Inc. .....................      8,063,125
     137,800 *FileNet Corp.......................................      1,929,200
     100,000 *IDX Systems Corp...................................      5,271,875
     200,000 *Learning Company, Inc..............................      3,962,500
       3,100 *Lycos, Inc.........................................        104,722
     416,000 *Mapics, Inc. ......................................      9,126,000
     200,000 *Maximus, Inc. .....................................      6,100,000
     100,000 *Network Appliance, Inc.............................      5,068,750
      32,400 *Platinum Software Corp. ...........................        329,063
     210,000 *PMC-Sierra, Inc....................................      6,654,375
      66,300 *Project Software & Development,
              Inc. ..............................................        890,906
     812,300 *Radiant Systems, Inc...............................      6,219,172
     515,816 Safeguard Scientifics, Inc. ........................     13,378,977
     125,000 *Transition Systems, Inc............................      1,039,063
      90,000 *Unisys Corp........................................      2,047,500
     100,000 *Veritas DGC, Inc...................................      1,668,750
      51,997 *Wind River Systems, Inc. ..........................      2,463,358
                                                                    ------------
                                                                     101,064,835
                                                                    ------------
             LEISURE & TOURISM - 1.6%
     240,000 *Gametech International, Inc........................        757,500
     150,000 *Global Vacation Group, Inc.........................      1,078,125
     447,800 *Rio Hotel & Casino, Inc............................      6,185,238
     300,000 *Steiner Leisure Ltd................................      4,668,750
                                                                    ------------
                                                                      12,689,613
                                                                    ------------
             METAL PRODUCTS & SERVICES - 0.3%
     329,700 Maverick Tube Corp..................................      2,266,688
                                                                    ------------
             OIL / ENERGY - 1.3%
   1,307,656 *Newpark Resources, Inc.............................      8,990,135
     100,000 *Seven Seas Petroleum, Inc. ........................      1,037,500
                                                                    ------------
                                                                      10,027,635
                                                                    ------------

             OIL FIELD SERVICES - 0.5%
     360,100 *R & B Falcon Corp..................................      4,321,200
                                                                    ------------
             PHARMACEUTICALS - 0.2%
     100,000 *Millennium Pharmaceuticals.........................      1,718,750
                                                                    ------------
             PUBLISHING, BROADCASTING &
              ENTERTAINMENT - 3.0%
     227,600 *Big Flower Holdings, Inc...........................      5,320,150
      13,200 *Cox Radio, Inc.....................................        463,650
     108,700 *Hearst-Argyle Television, Inc. ....................      3,627,862
     259,000 *Jacor Communications, Inc. ........................     13,103,781
      83,700 *Sinclair Broadcast Group, Inc. Cl. A...............      1,354,894
                                                                    ------------
                                                                      23,870,337
                                                                    ------------
             REAL ESTATE - 0.0% (B)
       4,900 *Host Marriott Corp.................................         62,169
                                                                    ------------
             RETAILING & WHOLESALE - 6.4%
     300,000 *AnnTaylor Stores Corp..............................      6,093,750
      55,500 *Brylane, Inc. .....................................        888,000
   1,002,480 *Corporate Express, Inc. ...........................     11,935,777
     124,200 *Cutter & Buck, Inc.................................      2,879,888
     150,000 Ethan Allen Interiors, Inc..........................      5,437,500
     231,900 *Gadzooks, Inc. ....................................      2,116,088
     200,000 *Good Guys, Inc.....................................      1,168,750
     186,500 *Goodys Family Clothing, Inc........................      2,232,172
     103,500 *Kenneth Cole Productions, Inc. Cl. A...............      1,856,531
     352,500 Pier 1 Imports, Inc.................................      2,643,750
     140,000 *REX Stores Corp....................................      1,487,500
     200,000 Ross Stores, Inc....................................      5,762,500
     400,000 *Stage Stores, Inc..................................      4,875,000
     100,000 Talbots, Inc........................................      1,787,500
                                                                    ------------
                                                                      51,164,706
                                                                    ------------
             TELECOMMUNICATION SERVICES &
              EQUIPMENT - 4.5%
     500,000 *Advanced Fibre Communications......................      3,421,875
     345,000 *Antec Corp. .......................................      5,325,937
      79,000 *Esprit Telecom Group, Plc, ADR.....................      2,044,125
     211,600 *LCC International, Inc. ...........................      1,005,100
     800,000 Premiere Technologies, Inc. ........................      3,800,000
     566,400 Scientific Atlanta, Inc.............................     11,965,200
     251,800 *Univision Communications, Inc. Cl. A...............      7,491,050
      50,000 *Viatel, Inc........................................        528,125
                                                                    ------------
                                                                      35,581,412
                                                                    ------------
             TRANSPORTATION - 1.3%
     112,700 *ASA Holdings, Inc. ................................      3,986,763
     150,399 *Coach USA, Inc.....................................      3,712,975
     141,900 *Covenant Transport, Inc. Cl. A.....................      1,605,244
      84,900 *Eagle USA Airfreight, Inc. ........................      1,191,253
                                                                    ------------
                                                                      10,496,235
                                                                    ------------
             UTILITIES - TELEPHONE - 2.6%
     316,000 *McLeod USA, Inc., Cl. A............................      6,873,000
      50,000 *Rural Celluar Corp. Cl. A..........................        606,250

--------------------------------------------------------------------------------
                                   EVERGREEN
                           Small Company Growth Fund
--------------------------------------------------------------------------------

                       SCHEDULE OF INVESTMENTS(continued)
                               September 30, 1998

--------------------------------------------------------------------------------
   Shares                                                              Value
--------------------------------------------------------------------------------
 COMMON STOCKS - CONTINUED

             UTILITIES - TELEPHONE - CONTINUED
     345,000 *United States Cellular Corp........................   $ 10,285,312
     150,000 *Vanguard Cellular Systems, Inc. Cl.
              A..................................................      2,831,250
                                                                    ------------
                                                                      20,595,812
                                                                    ------------
             Total Common Stocks
              (cost $738,183,241)................................    727,390,776
                                                                    ------------
 WARRANTS - 0.0% (B)
             LEISURE & TOURISM - 0.0% (B)
      49,395 Casino America, Inc., Warrants Expires
              5/3/2001...........................................            494
                                                                    ------------
             Total Warrants
              (cost $284,412)....................................            494
                                                                    ------------
--------------------------------------------------------------------------------
  Principal
   Amount                                                             Value
--------------------------------------------------------------------------------
 SHORT-TERM INVESTMENTS - 8.0%
             REPURCHASE AGREEMENT - 8.0%
 $35,000,000 Goldman Sachs Repurchase Agreement purchased
              9/30/98, 5.60%, maturing 10/1/98, maturity value
              $35,005,444 (cost $35,000,000) (c).................   $ 35,000,000
  28,340,000 Keystone Joint Repurchase Agreement Investments in
              repurchase agreements, in a joint trading account,
              purchased 9/30/98, 5.60%, maturing 10/1/98,
              maturity value $28,344,408
              (cost $28,340,000) (d).............................     28,340,000
                                                                    ------------
                                                                      63,340,000
                                                                    ------------
             Total Short-Term Investments (cost $63,340,000).....     63,340,000
                                                                    ------------

             TOTAL INVESTMENTS -
              (COST $801,807,653).........................    99.6%  790,731,270
             OTHER ASSETS AND
              LIABILITIES - NET...........................     0.4     3,164,548
                                                             -----  ------------
             NET ASSETS - ................................   100.0% $793,895,818
                                                             =====  ============

*   Non-Income Producing Securities.
(a) At September 30, 1998, the Fund owned 175,855 shares of common stock of The BISYS Group, Inc. at a cost of $4,437,038. During the twelve months ended September 30, 1998 the Fund earned no dividend income from this investment. These shares were purchased prior to Evergreen Distributors Inc., a wholly owned subsidiary of The BISYS Group,
    Inc., becoming the Fund's principal underwriter and BISYS Fund
    Services, Inc. becoming the Fund's sub-administrator.
(b) Less than one-tenth percent.
(c) At September 30, 1998, the repurchase agreement was fully collateralized by:
    $35,000,000 FNMA, 6.131%, 4/01/35; value including interest - $35,294,148.
(d) The repurchase agreements are fully collateralized by U.S. Government and/or agency obligations based on market prices plus accrued interest at September 30, 1998.

SUMMARY OF ABBREVIATIONS:
ADR  American Depository Receipts

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                  EVERGREEN
                             Stock Selector Fund
--------------------------------------------------------------------------------

                            SCHEDULE OF INVESTMENTS
                               September 30, 1998

--------------------------------------------------------------------------------
  Shares                                                                Value
--------------------------------------------------------------------------------
 COMMON STOCKS - 95.3%

           AEROSPACE & DEFENSE - 0.5%
   67,800  Boeing Co.............................................   $  2,326,388
                                                                    ------------
           AUTOMOTIVE EQUIPMENT &
             MANUFACTURING - 0.8%
   48,700  Ford Motor Co.........................................      2,285,856
   99,500  Pep Boys-Manny Moe & Jack.............................      1,330,813
                                                                    ------------
                                                                       3,616,669
                                                                    ------------
           BANKS - 6.0%
   85,700  BankBoston Corp. .....................................      2,828,100
  152,800  Mellon Bank Corp......................................      8,413,550
  201,600  NationsBank Corp......................................     10,785,600
  113,100  Summit Bancorp........................................      4,241,250
                                                                    ------------
                                                                      26,268,500
                                                                    ------------
           BUILDING, CONSTRUCTION &
            FURNISHINGS - 2.1%
  199,200  Clayton Homes, Inc. ..................................      3,486,000
   47,600  Lennar Corp...........................................      1,062,075
  142,000  Lowe's Companies, Inc.................................      4,517,375
                                                                    ------------
                                                                       9,065,450
                                                                    ------------
           BUSINESS EQUIPMENT &
            SERVICES - 3.2%
  123,200  Lucent Technologies, Inc. ............................      8,508,500
  138,200  Seagate Technology....................................      3,463,637
  153,100  Thermo Electron Corp. ................................      2,306,069
                                                                    ------------
                                                                      14,278,206
                                                                    ------------
           CAPITAL GOODS - 0.2%
   38,500  Case Corp.............................................        837,375
                                                                    ------------
           CHEMICAL & AGRICULTURAL
            PRODUCTS - 2.3%
   84,600  Monsanto Co...........................................      4,769,325
   22,700  Potash Corp. of Saskatchewan, Inc. ...................      1,194,588
  123,800  Praxair, Inc. ........................................      4,046,712
                                                                    ------------
                                                                      10,010,625
                                                                    ------------
           COMMUNICATION SYSTEMS &
            SERVICES - 5.5%
   56,253  *AirTouch Communications, Inc. .......................      3,206,421
  433,800  *MCI WorldCom, Inc. ..................................     21,201,975
                                                                    ------------
                                                                      24,408,396
                                                                    ------------
           CONSUMER PRODUCTS &
            SERVICES - 2.1%
  669,400  Cendant Corp. ........................................      7,781,775
   14,700  Clorox Co. ...........................................      1,212,750
   39,900  USA Detergents, Inc. .................................        319,200
                                                                    ------------
                                                                       9,313,725
                                                                    ------------
           DIVERSIFIED COMPANIES - 1.7%
   95,300  AlliedSignal, Inc.....................................      3,371,237
   36,100  ITT Industries, Inc...................................      1,222,888
   43,900  Textron, Inc..........................................      2,661,438
                                                                    ------------
                                                                       7,255,563
                                                                    ------------
           ELECTRICAL EQUIPMENT &
            SERVICES - 3.3%
  171,400  General Electric Co...................................     13,637,012
   14,300  Honeywell, Inc........................................        916,094
                                                                    ------------
                                                                      14,553,106
                                                                    ------------
           FINANCE & INSURANCE - 12.0%
   74,000  Ace Ltd. .............................................      2,220,000
   54,700  Aetna, Inc............................................      3,801,650
   78,400  American International Group, Inc. ...................      6,036,800
  352,600  Conseco, Inc. ........................................     10,776,338
  438,900  Everest Reinsurance Holdings, Inc. ...................     16,376,456
  160,100  Lehman Brothers Holdings, Inc.........................      4,522,825
  243,000  Travelers Group, Inc..................................      9,112,500
                                                                    ------------
                                                                      52,846,569
                                                                    ------------
           FOOD & BEVERAGE PRODUCTS - 7.1%
  166,505  Canandaigua Wine Co., Inc.............................      6,576,947
  597,600  Chiquita Brands International, Inc. ..................      6,312,150
   32,500  Landry's Seafood Restaurant, Inc. ....................        219,375
  297,600  Nabisco Holdings Corp. Cl. A..........................     10,695,000
   36,100  Pepsico, Inc..........................................      1,062,694
  261,900  RJR Nabisco Holdings Corp. ...........................      6,596,606
                                                                    ------------
                                                                      31,462,772
                                                                    ------------
           HEALTHCARE PRODUCTS &
            SERVICES - 9.7%
  171,500  American Home Products Corp...........................      8,982,312
  200,800  *Boston Scientific Corp...............................     10,316,100
   31,800  Bristol-Myers Squibb Co. .............................      3,303,225
  524,900  *MedPartners, Inc. ...................................      1,705,925
  277,800  Mylan Laboratories, Inc...............................      8,195,100
   62,380  Pfizer, Inc. .........................................      6,608,381
   91,700  U.S Surgical Corp. ...................................      3,822,744
                                                                    ------------
                                                                      42,933,787
                                                                    ------------
           INDUSTRIAL SPECIALTY PRODUCTS &
            SERVICES - 2.8%
   99,600  Browning Ferris Industries, Inc. .....................      3,012,900
   59,600  Magna International, Inc. Cl. A.......................      3,464,250
  352,600  United States Filter Corp. ...........................      5,641,600
                                                                    ------------
                                                                      12,118,750
                                                                    ------------
           INFORMATION SERVICES &
            TECHNOLOGY - 9.6%
  108,400  America Online, Inc. Delaware.........................     12,059,500
   83,300  Computer Associates International,
            Inc. ................................................      3,082,100
  155,100  *Microsoft Corp. .....................................     17,070,694
  151,500  Storage Technology Corp. .............................      3,853,781
   97,300  Texas Instruments, Inc. ..............................      5,132,575
  165,900  VLSI Technology, Inc..................................      1,264,987
                                                                    ------------
                                                                      42,463,637
                                                                    ------------
           LEISURE & TOURISM - 0.5%
  128,100  Hilton Hotels Corp. ..................................      2,185,706
                                                                    ------------

--------------------------------------------------------------------------------
                                  EVERGREEN
                             Stock Selector Fund
--------------------------------------------------------------------------------

                       SCHEDULE OF INVESTMENTS(continued)
                               September 30, 1998

--------------------------------------------------------------------------------
  Shares                                                               Value
--------------------------------------------------------------------------------
 COMMON STOCKS - CONTINUED

           METAL PRODUCTS & SERVICES - 1.1%
   129,470 Crown Cork & Seal Co., Inc. ..........................   $  3,463,322
   109,100 Freeport McMoran Copper & Gold,
            Inc., Cl. B..........................................      1,295,563
                                                                    ------------
                                                                       4,758,885
                                                                    ------------
           OIL / ENERGY - 7.0%
    68,400 Apache Corp. .........................................      1,833,975
    77,696 British Petroleum Plc, ADR............................      6,778,997
   200,100 Mobil Corp............................................     15,195,094
    59,800 Triton Energy Ltd. ...................................        594,263
   188,600 USX Marathon Group....................................      6,683,512
                                                                    ------------
                                                                      31,085,841
                                                                    ------------
           OIL FIELD SERVICES - 0.6%
    99,600 *R & B Falcon Corp. ..................................      1,195,200
    64,000 Tidewater, Inc. ......................................      1,328,000
                                                                    ------------
                                                                       2,523,200
                                                                    ------------
           PHARMACEUTICALS - 0.8%
    73,500 Human Genome Sciences, Inc. ..........................      2,205,000
    86,300 ICN Pharmaceuticals, Inc. ............................      1,510,250
                                                                    ------------
                                                                       3,715,250
                                                                    ------------
           PUBLISHING, BROADCASTING &
            ENTERTAINMENT - 1.8%
    70,100 Emmis Broadcasting Corp. Cl. A........................      2,646,275
   268,600 USA Networks, Inc. ...................................      5,220,912
                                                                    ------------
                                                                       7,867,187
                                                                    ------------
           REAL ESTATE - 0.0% (B)
     7,200 Glenborough Reality Trust, Inc. ......................        153,000
                                                                    ------------
           RETAILING & WHOLESALE - 6.8%
    87,600 Abercrombie & Fitch Co. ..............................      3,854,400
   217,100 Corporate Express, Inc. ..............................      2,591,631
   273,105 Fred Meyer, Inc. .....................................     10,616,957
   296,200 *General Nutrition Companies, Inc. ...................      3,202,663
    98,200 IMC Global, Inc.......................................      1,902,625
    34,300 Kroger Co.............................................      1,715,000
   275,902 *Saks, Inc............................................      6,190,551
                                                                    ------------
                                                                      30,073,827
                                                                    ------------
           TELECOMMUNICATION SERVICES
             & EQUIPMENT - 2.4%
    19,525 Leap Wireless International, Inc. ....................         91,523
   234,800 Metromedia International Group, Inc. .................        909,850
   78,100  Qualcomm, Inc. .......................................      3,743,919
  187,400  *Qwest Communications
            International, Inc...................................      5,867,963
                                                                    ------------
                                                                      10,613,255
                                                                    ------------
           TRANSPORTATION - 1.3%
   63,600  Burlington Northern
            Santa Fe Corp. ......................................      2,035,200
    7,600  Canadian National
            Railway Co. .........................................        339,150
   36,100  CNF Transportation,
            Inc..................................................      1,051,412
   22,000  Delta Air Lines, Inc..................................      2,139,500
                                                                    ------------
                                                                       5,565,262
                                                                    ------------
           UTILITIES - ELECTRIC - 3.4%
  223,900  AES Corp. ............................................      8,298,295
  135,800  Calenergy, Inc. ......................................      3,598,700
   44,800  FPL Group, Inc. ......................................      3,122,000
                                                                    ------------
                                                                      15,018,995
                                                                    ------------
           UTILITIES - TELEPHONE - 0.7%
   49,200  *McLeod USA, Inc., Cl.
            A....................................................      1,076,250
  155,600  Star Telecommunications, Inc. ........................      1,925,550
                                                                    ------------
                                                                       3,001,800
                                                                    ------------
           Total Common Stocks
            (cost $418,849,083)..................................    420,321,726
                                                                    ------------
 PREFERRED STOCKS - 1.8%
           PUBLISHING, BROADCASTING
            & ENTERTAINMENT - 1.8%
  355,200  News Corp. Ltd. ......................................      7,947,600
                                                                    ------------
           Total Preferred Stocks
            (cost $7,558,657)....................................      7,947,600
                                                                    ------------
--------------------------------------------------------------------------------
 Principal
   Amount
--------------------------------------------------------------------------------
 SHORT-TERM INVESTMENTS - 1.2%

            REPURCHASE AGREEMENT - 1.2%
 $5,340,608 Dresdner Bank AG 5.00%, purchased
             9/30/98, maturing 10/1/98, maturity
             value $5,341,350
             (cost $5,340,608) (a)...............................      5,340,608
                                                                    ------------
            Total Short-Term Investments
             (cost $5,340,608)...................................      5,340,608
                                                                    ------------

            TOTAL INVESTMENTS -
             (COST $431,748,348)..........................    98.3%  433,609,934
            OTHER ASSETS AND
             LIABILITIES - NET............................     1.7     7,705,560
                                                             -----  ------------
            NET ASSETS - .................................   100.0% $441,315,494
                                                             =====  ============

*   Non-Income Producing Securities.
(a) At September 30, 1998, the repurchase agreement was collateralized by: $5,315,000 U.S. Treasury Notes, 5.62%, 12/31/99; value including accrued interest - $5,451,184.
(b) Less than one-tenth percent.

SUMMARY OF ABBREVIATIONS:
ADR  American Depository Receipts

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   EVERGREEN
                            Strategic Growth Fund
--------------------------------------------------------------------------------

                            SCHEDULE OF INVESTMENTS
                               September 30, 1998

--------------------------------------------------------------------------------
   Shares                                                            Value
--------------------------------------------------------------------------------
 COMMON STOCKS - 92.2%

            AUTOMOTIVE EQUIPMENT &
              MANUFACTURING - 1.3%
  115,000   Chrysler Corp. ......................................   $  5,505,625
  120,000   Ford Motor Co. ......................................      5,632,500
                                                                    ------------
                                                                      11,138,125
                                                                    ------------
            BANKS - 1.7%
  183,400   BankBoston Corp......................................      6,052,200
  110,000   Fleet Financial Group, Inc. .........................      8,078,125
                                                                    ------------
                                                                      14,130,325
                                                                    ------------
            BUILDING, CONSTRUCTION &
              FURNISHINGS - 0.6%
  275,000   *Furniture Brands International, Inc. ...............      5,362,500
                                                                    ------------
            BUSINESS EQUIPMENT &
             SERVICES - 1.8%
  297,500   Paychex, Inc. .......................................     15,302,656
                                                                    ------------
            CHEMICAL & AGRICULTURAL
             PRODUCTS - 1.7%
  255,000   Monsanto Co. ........................................     14,375,625
                                                                    ------------
            COMMUNICATION SYSTEMS & SERVICES - 1.5%
  255,000   *MCI WorldCom, Inc...................................     12,471,094
                                                                    ------------
            DIVERSIFIED COMPANIES - 1.9%
  281,600   Tyco International Ltd. .............................     15,558,400
                                                                    ------------
            ELECTRICAL EQUIPMENT &
             SERVICES - 3.4%
  355,000   General Electric Co. ................................     28,244,688
                                                                    ------------
            FINANCE & INSURANCE - 7.6%
   80,000   American Express Co. ................................      6,210,000
  157,500   American International Group, Inc. ..................     12,127,500
   72,073   Associates First Capital Corp. Cl. A.................      4,702,763
  280,000   Federal Home Loan Mortgage Corp. ....................     13,842,500
  430,000   Greenpoint Financial Corp............................     13,706,250
  110,000   Lincoln National Corp................................      9,047,500
   97,500   Travelers Group, Inc.................................      3,656,250
                                                                    ------------
                                                                      63,292,763
                                                                    ------------
            FOOD & BEVERAGE PRODUCTS - 0.8%
  115,000   Coca Cola Co.........................................      6,626,875
                                                                    ------------
            HEALTHCARE PRODUCTS &
             SERVICES - 13.7%
  141,200   Cardinal Health, Inc. ...............................     14,578,900
  192,500   HBO & Co. ...........................................      5,564,453
  510,000   *Health Management Associates,
             Inc. Cl. A..........................................      9,307,500
  250,000   IMS Health, Inc......................................     15,484,375
  165,000   Lilly (Eli) & Co. ...................................     12,921,563
  225,000   Medtronic, Inc. .....................................     13,021,875
  323,700   Omnicare, Inc. ......................................     11,410,425
  400,000   Pharmacia & Upjohn, Inc. ............................     20,075,000
  435,000   *Tenet Healthcare Corp. .............................     12,506,250
                                                                    ------------
                                                                     114,870,341
                                                                    ------------

            INFORMATION SERVICES &
              TECHNOLOGY - 15.5%
  210,000   *BMC Software, Inc. .................................     12,606,563
  410,600   *EMC Corp. ..........................................     23,481,187
  300,000   *Gateway 2000, Inc. .................................     15,637,500
  125,000   Intel Corp...........................................     10,722,656
  140,000   International Business Machines Corp. ...............     17,920,000
  275,000   *Microchip Technology, Inc. .........................      5,989,844
  190,000   *Microsoft Corp. ....................................     20,917,813
  175,000   *Solectron Corp......................................      8,400,000
  275,000   *Sun Microsystems, Inc. .............................     13,707,031
                                                                    ------------
                                                                     129,382,594
                                                                    ------------
            LEISURE & TOURISM - 0.9%
  292,500   Disney Walt Co. .....................................      7,403,906
                                                                    ------------
            OIL / ENERGY - 9.2%
  150,000   Amoco Corp. .........................................      8,081,250
  303,400   Anadarko Petroleum Corp. ............................     11,927,413
  340,000   Burlington Resources, Inc. ..........................     12,707,500
  215,000   Exxon Corp. .........................................     15,090,312
  100,000   Mobil Corp...........................................      7,593,750
  250,000   Texaco, Inc..........................................     15,671,875
  165,000   Unocal Corp..........................................      5,981,250
                                                                    ------------
                                                                      77,053,350
                                                                    ------------
            PHARMACEUTICALS - 13.7%
  510,000   American Home Products Corp. ........................     26,711,250
  222,800   Pfizer, Inc..........................................     23,602,875
  260,000   Schering-Plough Corp. ...............................     26,926,250
  400,000   *Shire Pharmaceuticals Group Plc. ...................      8,675,000
  380,000   Warner-Lambert Co. ..................................     28,690,000
                                                                    ------------
                                                                     114,605,375
                                                                    ------------
            PUBLISHING, BROADCASTING &
             ENTERTAINMENT - 8.8%
  475,000   CBS Corp.............................................     11,518,750
  275,000   *Clear Channel Communications, Inc. .................     13,062,500
  110,000   *Tele Communications, Inc. ..........................      4,307,187
  200,000   Time Warner, Inc. ...................................     17,512,500
  270,000   *Viacom, Inc. Cl. B..................................     15,660,000
  370,000   *World Color Press, Inc. ............................     11,470,000
                                                                    ------------
                                                                      73,530,937
                                                                    ------------
            RETAILING & WHOLESALE - 4.5%
  235,000   CVS Corp. ...........................................     10,295,937
  482,500   *Staples, Inc. ......................................     14,188,516
  250,000   Wal-Mart Stores, Inc. ...............................     13,656,250
                                                                    ------------
                                                                      38,140,703
                                                                    ------------
            TELECOMMUNICATION SERVICES &
              EQUIPMENT - 3.6%
  285,000   *Ascend Communications, Inc. ........................     12,976,406
  232,500   *Cisco Systems, Inc. ................................     14,378,672
   65,000   *Iridium World Communications, Inc. Cl. A............      2,494,375
                                                                    ------------
                                                                      29,849,453
                                                                    ------------
            Total Common Stocks
             (cost $632,520,201).................................    771,339,710
                                                                    ------------

--------------------------------------------------------------------------------
                                  EVERGREEN
                            Strategic Growth Fund
--------------------------------------------------------------------------------

                       SCHEDULE OF INVESTMENTS(continued)
                               September 30, 1998

--------------------------------------------------------------------------------
 Principal
   Amount                                                              Value
--------------------------------------------------------------------------------
 CONVERTIBLE DEBENTURES - 0.0% (A)
            IRON & STEEL - 0.0% (A)
 $  180,000 Compania Vale do Rio
             Doce Navegacao SA
             1.00%, 12/31/99.....................................   $         15
                                                                    ------------
            Total Convertible
             Debentures
             (cost $0)...........................................             15
                                                                    ------------
 SHORT-TERM INVESTMENTS - 6.8%
            REPURCHASE AGREEMENT - 6.8%
 50,000,000 Goldman Sachs Repurchase
             Agreement purchased 9/30/98,
             5.60%, maturing 10/1/98, maturity
             value $50,007,778
             (cost $50,000,000) (b)..............................     50,000,000
  7,210,000 Keystone Joint Repurchase
             Agreement Investments in
             repurchase agreements, in a joint
             trading account, purchased 9/30/98,
             5.60%, maturing 10/1/98, maturity
             value $7,211,122
             (cost $7,210,000) (c)...............................      7,210,000
                                                                    ------------
                                                                      57,210,000
                                                                    ------------
            Total Short-Term Investments
             (cost $57,210,000)..................................     57,210,000
                                                                    ------------
            TOTAL INVESTMENTS -
             (COST $689,730,201)..........................    99.0%  828,549,725
            OTHER ASSETS AND
             LIABILITIES - NET............................     1.0     8,216,672
                                                             -----  ------------
            NET ASSETS....................................   100.0% $836,766,397
                                                             =====  ============

*   Non-Income Producing Securities.
(a) Less than one-tenth percent.
(b) At September 30, 1998, the repurchase agreement was fully collateralized by:
    $32,682,000 FNMA, 6.131%, 10/01/32; value including interest -$32,935,340 and $17,318,000 FNMA, 6.131%, 10/01/32; value including interest - $17,452,437.
(c) The repurchase agreements are fully collateralized by U.S. Government and/or agency obligations based on market prices plus accrued interest at September 30, 1998.

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                  EVERGREEN
                            Domestic Growth Funds
--------------------------------------------------------------------------------

                      STATEMENTS OF ASSETS AND LIABILITIES
                               September 30, 1998

                                                                                      SMALL
                            AGGRESSIVE                                               COMPANY        STOCK      STRATEGIC
                              GROWTH       EVERGREEN     MICRO CAP      OMEGA         GROWTH       SELECTOR      GROWTH
                               FUND           FUND         FUND          FUND          FUND          FUND         FUND
---------------------------------------------------------------------------------------------------------------------------
 ASSETS
 Investments at value
  (identified cost -
  $134,332,397,
  $1,220,157,650,
  $48,577,126,
  $244,554,856,
  $801,807,653,
  $431,748,348 and
  $689,730,201,
  respectively)..........  $204,595,125  $1,890,946,248 $50,947,609  $284,124,313  $790,731,270  $433,609,934 $828,549,725
 Cash....................           465          26,416      92,830           797            95        12,782          660
 Receivable for
  investments sold.......             0       6,612,960     417,095     3,755,380    16,559,126    14,442,937   11,254,465
 Receivable for Fund
  shares sold............       824,870       2,100,765      47,424       248,094     2,070,141       316,529      305,018
 Dividends and interest
  receivable.............        19,404         968,458      16,744        83,323        63,713       650,785      289,419
 Unamortized
  organization
  expenses...............         9,452               0           0             0             0             0            0
 Prepaid expenses and
  other assets...........        25,589          55,633      18,693        53,412       148,027        58,600       87,225
---------------------------------------------------------------------------------------------------------------------------
   Total assets..........   205,474,905   1,900,710,480  51,540,395   288,265,319   809,572,372   449,091,567  840,486,512
---------------------------------------------------------------------------------------------------------------------------
 LIABILITIES
 Payable for investments
  purchased..............             0       1,058,303     242,856     2,864,344    13,780,148     2,189,707    2,497,239
 Payable for Fund shares
  repurchased............       361,716      50,538,714      22,219       499,960     1,265,088     5,048,361      563,653
 Advisory fee payable....        97,879       1,374,242      41,322       171,812       366,836       238,997      367,236
 Distribution fee
  payable................        27,171         138,993       9,412        96,926       121,880         4,116      115,080
 Due to related
  parties................         3,487               0           0         3,800        14,820        98,714       10,589
 Accrued expenses and
  other liabilities......        21,907         270,210      41,940        17,274       127,782       196,178      166,318
---------------------------------------------------------------------------------------------------------------------------
   Total liabilities.....       512,160      53,380,462     357,749     3,654,116    15,676,554     7,776,073    3,720,115
---------------------------------------------------------------------------------------------------------------------------
 NET ASSETS..............  $204,962,745  $1,847,330,018 $51,182,646  $284,611,203  $793,895,818  $441,315,494 $836,766,397
---------------------------------------------------------------------------------------------------------------------------
 NET ASSETS REPRESENTED
  BY
 Paid-in capital.........  $114,799,483  $1,168,338,213 $47,674,345  $210,183,587  $737,059,904  $347,671,295 $581,723,646
 Undistributed net
  investment income......       (13,651)      1,991,530     (12,286)       (4,940)      (31,807)      231,576      (20,596)
 Accumulated
  undistributed net
  realized gains or
  losses on securities,
  futures contracts and
  foreign currency
  related transactions...    19,914,185       6,211,677   1,150,104    34,863,099    67,944,104    91,551,143  116,243,773
 Net unrealized gains or
  losses on securities
  and foreign currency
  related transactions...    70,262,728     670,788,598   2,370,483    39,569,457   (11,076,383)    1,861,480  138,819,574
---------------------------------------------------------------------------------------------------------------------------
   TOTAL NET ASSETS......  $204,962,745  $1,847,330,018 $51,182,646  $284,611,203  $793,895,818  $441,315,494 $836,766,397
---------------------------------------------------------------------------------------------------------------------------
 NET ASSETS CONSISTS OF
 Class A.................  $137,776,477  $  182,590,060 $ 4,741,438  $156,219,847  $589,233,330  $ 15,910,099 $706,279,735
 Class B.................    36,301,385     623,644,288   4,235,649   114,068,435   199,876,815       413,056  130,033,248
 Class C.................     2,570,475      12,620,017   3,093,122    13,752,251     4,086,881            --      453,414
 Class Y.................    28,314,408   1,028,475,653  39,112,437       570,670       698,792   424,992,339           --
---------------------------------------------------------------------------------------------------------------------------
                           $204,962,745  $1,847,330,018 $51,182,646  $284,611,203  $793,895,818  $441,315,494 $836,766,397
---------------------------------------------------------------------------------------------------------------------------
 SHARES OUTSTANDING
 Class A.................     6,480,639       8,648,992     238,535     7,266,503   102,955,378       867,445   73,001,272
 Class B.................     1,746,951      29,947,478     219,404     5,612,889    35,096,950        22,664   13,507,691
 Class C.................       123,875         607,099     160,013       675,119       717,391            --       47,090
 Class Y.................     1,319,266      48,390,516   1,951,003        26,492       121,812    23,166,413           --
---------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE PER
  SHARE
 Class A.................  $      21.26  $        21.11 $     19.88  $      21.50  $       5.72  $      18.34 $       9.67
---------------------------------------------------------------------------------------------------------------------------
 Class A - Offering
  price (based on sales
  charge of 4.75%)         $      22.32  $        22.16 $     20.87  $      22.57  $       6.01  $      19.25 $      10.15
---------------------------------------------------------------------------------------------------------------------------
 Class B.................  $      20.78  $        20.82 $     19.31  $      20.32  $       5.69  $      18.23 $       9.63
---------------------------------------------------------------------------------------------------------------------------
 Class C.................  $      20.75  $        20.79 $     19.33  $      20.37  $       5.70            -- $       9.63
---------------------------------------------------------------------------------------------------------------------------
 Class Y.................  $      21.46  $        21.25 $     20.05  $      21.54  $       5.74  $      18.35           --
---------------------------------------------------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   EVERGREEN
                             Domestic Growth Funds
--------------------------------------------------------------------------------

                            STATEMENTS OF OPERATIONS
                         Year Ended September 30, 1998

                          AGGRESSIVE                                                 SMALL           STOCK       STRATEGIC
                            GROWTH       EVERGREEN     MICRO CAP       OMEGA     COMPANY GROWTH    SELECTOR        GROWTH
                             FUND          FUND           FUND         FUND           FUND           FUND*          FUND
-----------------------------------------------------------------------------------------------------------------------------
 INVESTMENT INCOME
 Dividends (net of
  foreign withholding
  taxes of $0,
  $19,485, $0, $319,
  $0, $23,917 and
  $76,459,
  respectively).......   $    356,777  $  14,368,085  $    401,736  $ 2,005,311  $   3,276,542   $   1,414,664  $  7,315,512
 Interest.............         81,217     18,768,768        22,193      828,568      2,909,517          47,371     3,145,575
 Securities lending
  income..............              0              0             0            0        913,249               0             0
-----------------------------------------------------------------------------------------------------------------------------
  Total income........        437,994     33,136,853       423,929    2,833,879      7,099,308       1,462,035    10,461,087
 EXPENSES
 Advisory fee.........      1,390,081     17,536,054       615,473    2,214,127      6,367,129         968,973     4,870,007
 Distribution Plan
  expenses............        812,992      6,797,255        79,603    1,697,051      5,187,679          12,491     3,317,412
 Transfer agent fees..        635,857      4,017,835        97,049      641,820      2,944,028           9,509     1,767,753
 Trustees fees and
  expenses............          3,956         51,288           382        5,723         32,253           1,442        21,940
 Custodian fees.......         66,285        529,231        13,795       84,057        390,606          22,867       380,772
 Administrative
  service fees........         68,149              0             0       50,291        223,424          35,239       155,809
 Professional fees....         32,284         66,617        34,549       24,051         89,868          45,045        40,864
 Printing.............        166,429        938,445         4,630      170,808        681,437          64,076       336,141
 Registration fees....        107,748        209,637        76,137      103,951        222,287         141,793        83,057
 Amortization of
  organization
  expenses............          5,110              0             0            0              0               0             0
 Other................         14,996         51,099        17,678       11,042         65,692          14,311        45,627
-----------------------------------------------------------------------------------------------------------------------------
  Total expenses......      3,303,887     30,197,461       939,296    5,002,921     16,204,403       1,315,746    11,019,382
 Less: Indirectly paid
  expenses............         (2,512)        (9,972)       (3,229)      (2,813)       (51,786)              0       (10,940)
  Fee waivers and/or
   reimbursement from
   investment
   adviser............              0              0             0            0              0         (85,492)            0
-----------------------------------------------------------------------------------------------------------------------------
  Net expenses........      3,301,375     30,187,489       936,067    5,000,108     16,152,617       1,230,254    11,008,442
-----------------------------------------------------------------------------------------------------------------------------
 NET INVESTMENT
  INCOME..............     (2,863,381)     2,949,364      (512,138)  (2,166,229)    (9,053,309)        231,781      (547,355)
-----------------------------------------------------------------------------------------------------------------------------
 NET REALIZED AND
  UNREALIZED GAINS OR
  LOSSES ON
  SECURITIES, FUTURES
  CONTRACTS AND
  FOREIGN CURRENCY
  RELATED TRANSACTIONS
 Net realized gains or
  losses on:
  Securities..........     21,129,001     11,080,737     1,277,329   47,348,560     92,508,170      17,941,434   149,288,259
  Futures contracts...              0              0             0            0      3,075,767               0             0
  Foreign currency
   related
   transactions.......              0              0             0            0           (493)           (205)      260,070
-----------------------------------------------------------------------------------------------------------------------------
 Net realized gains or
  losses on
  securities, futures
  contracts, foreign
  currency related
  transactions and
  foreign currency
  related
  transactions........     21,129,001     11,080,737     1,277,329   47,348,560     95,583,444      17,941,229   149,548,329
-----------------------------------------------------------------------------------------------------------------------------
 Net change in
  unrealized gains or
  losses on securities
  and foreign currency
  related
  transactions........    (32,882,258)  (131,256,024)  (14,974,624) (33,661,614)  (507,105,194)   (120,015,197) (105,851,911)
-----------------------------------------------------------------------------------------------------------------------------
 Net realized and
  unrealized gains or
  losses on
  securities, futures
  contracts and
  foreign currency
  related
  transactions........    (11,753,257)  (120,175,287)  (13,697,295)  13,686,946   (411,521,750)   (102,073,968)   43,696,418
-----------------------------------------------------------------------------------------------------------------------------
 NET INCREASE
  (DECREASE) IN NET
  ASSETS RESULTING
  FROM OPERATIONS.....   $(14,616,638) $(117,225,923) $(14,209,433) $11,520,717  $(420,575,059)  $(101,842,187) $ 43,149,063
-----------------------------------------------------------------------------------------------------------------------------

* For the three-month period ended September 30, 1998. The Fund changed its fiscal year end from June 30 to September 30, effective September 30, 1998.

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   EVERGREEN
                             Domestic Growth Funds
--------------------------------------------------------------------------------

                            STATEMENT OF OPERATIONS
                            Year Ended June 30, 1998

                                                                      STOCK
                                                                     SELECTOR
                                                                       FUND
--------------------------------------------------------------------------------
 INVESTMENT INCOME
 Dividends.......................................................  $  6,255,049
 Interest........................................................       348,724
--------------------------------------------------------------------------------
  Total income...................................................     6,603,773
 EXPENSES
 Advisory fee....................................................     4,270,615
 Distribution Plan expenses......................................        49,441
 Transfer agent fees.............................................       179,534
 Custodian fees..................................................           984
 Administrative service fees.....................................     1,442,317
 Professional fees...............................................        63,803
 Printing........................................................        79,413
 Registration fees...............................................        71,862
 Other...........................................................        78,284
--------------------------------------------------------------------------------
  Total expenses.................................................     6,236,253
 Less: Fee waivers and/or expense reimbursements.................      (421,178)
--------------------------------------------------------------------------------
  Net expenses...................................................     5,815,075
--------------------------------------------------------------------------------
 NET INVESTMENT INCOME...........................................       788,698
--------------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAINS OR LOSSES ON SECURITIES
 Net realized gains or losses on securities......................    99,737,743
 Net change in unrealized gains or losses on securities..........    10,477,319
--------------------------------------------------------------------------------
 Net realized and unrealized gains or losses on securities.......   110,215,062
--------------------------------------------------------------------------------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............  $111,003,760
--------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   EVERGREEN
                             Domestic Growth Funds
--------------------------------------------------------------------------------

                      STATEMENTS OF CHANGES IN NET ASSETS
                         Year Ended September 30, 1998

                      AGGRESSIVE                                                     SMALL           STOCK        STRATEGIC
                        GROWTH         EVERGREEN      MICRO CAP       OMEGA      COMPANY GROWTH    SELECTOR        GROWTH
                         FUND            FUND            FUND          FUND           FUND           FUND*          FUND
------------------------------------------------------------------------------------------------------------------------------
 OPERATIONS
 Net investment
  income..........   $  (2,863,381) $     2,949,364  $   (512,138) $ (2,166,229) $   (9,053,309) $     231,781  $    (547,355)
 Net realized
  gains or losses
  on securities,
  futures
  contracts and
  foreign currency
  related
  transactions....      21,129,001       11,080,737     1,277,329    47,348,560      95,583,444     17,941,229    149,548,329
 Net change in
  unrealized gains
  or losses on
  securities and
  foreign currency
  related
  transactions....     (32,882,258)    (131,256,024)  (14,974,624)  (33,661,614)   (507,105,194)  (120,015,197)  (105,851,911)
------------------------------------------------------------------------------------------------------------------------------
  Net increase
   (decrease) in
   net assets
   resulting from
   operations.....     (14,616,638)    (117,225,923)  (14,209,433)   11,520,717    (420,575,059)  (101,842,187)    43,149,063
------------------------------------------------------------------------------------------------------------------------------
 DISTRIBUTIONS TO
  SHAREHOLDERS
 From net
  investment
  income
  Class A.........               0         (756,350)            0             0               0              0              0
  Class B.........               0                0             0             0               0              0     (1,289,169)
  Class Y.........               0       (6,894,401)            0             0               0              0              0
 From net realized
  gains
  Class A.........      (6,090,321)      (3,670,523)     (142,183)  (14,940,773)              0              0              0
  Class B.........      (1,515,887)     (11,529,535)     (114,702)  (10,805,705)   (124,537,167)             0   (113,103,093)
  Class C.........        (134,112)        (199,185)      (57,650)   (1,549,758)              0              0              0
  Class Y.........      (1,606,606)     (23,699,502)   (2,593,995)         (493)              0              0              0
------------------------------------------------------------------------------------------------------------------------------
  Total
   distributions
   to
   shareholders...      (9,346,926)     (46,749,496)   (2,908,530)  (27,296,729)   (124,537,167)             0   (114,392,262)
------------------------------------------------------------------------------------------------------------------------------
 CAPITAL SHARE
  TRANSACTIONS
 Proceeds from
  shares sold.....      68,811,650    2,735,869,664    28,365,456    56,200,250     489,047,720     34,074,181     74,908,829
 Payment for
  shares
  redeemed........    (111,550,305)  (2,543,496,256)  (17,334,111)  (70,377,012)   (834,438,095)   (75,761,134)  (188,432,304)
 Net asset value
  of shares issued
  in reinvestment
  of
  distributions...       8,139,247       40,835,635     2,124,920    25,295,379     105,065,592              0    101,552,338
 Shares issued in
  acquisition of
  Keystone Small
  Company Growth
  Fund II.........               0                0             0             0      33,587,309              0              0
------------------------------------------------------------------------------------------------------------------------------
  Net increase
   (decrease) in
   net assets
   resulting from
   capital share
   transactions...     (34,599,408)     233,209,043    13,156,265    11,118,617    (206,737,474)   (41,686,953)   (11,971,137)
------------------------------------------------------------------------------------------------------------------------------
   Total increase
    (decrease) in
    net assets....     (58,562,972)      69,233,624    (3,961,698)   (4,657,395)   (751,849,700)  (143,529,140)   (83,214,336)
 NET ASSETS
 Beginning of
  year............     263,525,717    1,778,096,394    55,144,344   289,268,598   1,545,745,518    584,844,634    919,980,733
------------------------------------------------------------------------------------------------------------------------------
 END OF YEAR......   $ 204,962,745  $ 1,847,330,018  $ 51,182,646  $284,611,203  $  793,895,818  $ 441,315,494  $ 836,766,397
------------------------------------------------------------------------------------------------------------------------------
 Undistributed net
  investment
  income..........   $     (13,651) $     1,991,530  $    (12,286) $     (4,940) $      (31,807) $     231,576  $     (20,596)
------------------------------------------------------------------------------------------------------------------------------

* For the three-month period ended September 30, 1998. The Fund changed its fiscal year end from June 30 to September 30, effective September 30, 1998.

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                  EVERGREEN
                            Domestic Growth Funds
--------------------------------------------------------------------------------

                      STATEMENTS OF CHANGES IN NET ASSETS
                                 Prior Periods

                      AGGRESSIVE                                                    SMALL           STOCK        STRATEGIC
                        GROWTH        EVERGREEN      MICRO CAP       OMEGA      COMPANY GROWTH    SELECTOR        GROWTH
                      FUND*****       FUND*****      FUND*****      FUND****       FUND***         FUND**          FUND*
-----------------------------------------------------------------------------------------------------------------------------
 OPERATIONS
 Net investment
  income..........   $ (1,900,304) $     7,514,387  $   (209,402) $ (1,130,464) $   (7,065,364) $     788,698  $     655,106
 Net realized
  gains or losses
  on securities
  and foreign
  currency related
  transactions....     12,171,177       36,805,817     3,640,708    17,255,823     110,149,243     99,737,743     80,803,578
 Net change in
  unrealized gains
  or losses on
  securities and
  foreign currency
  related
  transactions....     16,257,433      388,053,134    16,316,906    35,276,768     184,561,753     10,477,319    105,055,036
-----------------------------------------------------------------------------------------------------------------------------
  Net increase
   (decrease) in
   net assets
   resulting from
   operations.....     26,528,306      432,373,338    19,748,212    51,402,127     287,645,632    111,003,760    186,513,720
-----------------------------------------------------------------------------------------------------------------------------
 DISTRIBUTIONS TO
  SHAREHOLDERS
 From net
  investment
  income
  Class A.........              0         (454,970)            0             0               0              0              0
  Class B.........              0                0             0             0               0         (3,827)             0
  Class Y.........              0       (5,485,239)            0             0               0     (1,044,935)             0
 From net realized
  gains
  Class A.........              0       (2,174,311)            0    (6,112,342)              0     (2,420,586)             0
  Class B.........              0       (6,498,011)            0    (4,386,128)   (114,171,454)       (16,877)   (59,854,176)
  Class C.........              0         (143,970)            0      (657,041)              0              0              0
  Class Y.........              0      (18,647,833)            0            (1)              0    (69,731,105)             0
-----------------------------------------------------------------------------------------------------------------------------
  Total
   distributions
   to
   shareholders...              0      (33,404,334)            0   (11,155,512)   (114,171,454)   (73,217,330)   (59,854,176)
-----------------------------------------------------------------------------------------------------------------------------
 CAPITAL SHARE
  TRANSACTIONS
 Proceeds from
  shares sold.....    109,161,502    1,988,694,819     7,828,678    43,285,351     243,488,031     86,624,977    120,935,075
 Payment for
  shares
  redeemed........    (99,552,842)  (1,825,979,211)  (14,445,981)  (66,967,170)   (369,839,740)  (137,373,206)  (165,997,292)
 Net asset value
  of shares issued
  in reinvestment
  of
  distributions...              0       28,705,464             0    10,330,073      91,854,430     66,747,336     53,539,767
 Shares issued in
  acquisition of
  Keystone America
  Hartwell
  Emerging Growth
  Fund............     82,227,499                0             0             0               0              0              0
 Shares issued in
  acquisition of
  Keystone Mid-Cap
  Growth Fund (S-
  3)..............              0                0             0             0               0              0    287,967,178
-----------------------------------------------------------------------------------------------------------------------------
  Net increase
   (decrease) in
   net assets
   resulting from
   capital share
   transactions...     91,836,159      191,421,072    (6,617,303)  (13,351,746)    (34,497,279)    15,999,107    296,444,728
-----------------------------------------------------------------------------------------------------------------------------
   Total increase
    (decrease) in
    net assets....    118,364,465      590,390,076    13,130,909    26,894,869     138,976,899     53,785,537    423,104,272
 NET ASSETS
 Beginning of
  period..........    145,161,252    1,187,706,318    42,013,435   262,373,729   1,406,768,619    531,059,097    496,876,461
-----------------------------------------------------------------------------------------------------------------------------
 END OF PERIOD....   $263,525,717  $ 1,778,096,394  $ 55,144,344  $289,268,598  $1,545,745,518  $ 584,844,634  $ 919,980,733
-----------------------------------------------------------------------------------------------------------------------------
 Undistributed net
  investment
  income..........   $    (11,041) $     6,784,258  $    (11,658) $     (2,889) $      (16,648) $      28,200  $     985,051
-----------------------------------------------------------------------------------------------------------------------------

* For the eleven-month period ended September 30, 1997. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 1997.
**    For the year ended June 30, 1997.
*** For the four-month period ended September 30, 1997. The Fund changed its fiscal year end from May 31 to September 30, effective September 30, 1997.
**** For the nine-month period ended September 30, 1997. The Fund changed its fiscal year end from December 31 to September 30, effective September 30, 1997.
***** For the year ended September 30, 1997.

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   EVERGREEN
                             Domestic Growth Funds
--------------------------------------------------------------------------------

                      STATEMENTS OF CHANGES IN NET ASSETS
                                 Prior Periods

                                               SMALL        STOCK      STRATEGIC
                               OMEGA      COMPANY GROWTH   SELECTOR     GROWTH
                              FUND****        FUND***       FUND**       FUND*
-----------------------------------------------------------------------------------
 OPERATIONS
 Net investment income...   $ (1,563,271) $   (22,139,802) $  2,927  $  (2,412,617)
 Net realized gains or
  losses on securities
  and foreign currency
  related transactions...     35,051,903      117,982,561    66,598     70,337,618
 Net change in unrealized
  gains or losses on
  securities and foreign
  currency related
  transactions...........     (8,092,996)    (279,047,661)   67,597     (7,283,970)
-----------------------------------------------------------------------------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............     25,395,636     (183,204,902)  137,122     60,641,031
-----------------------------------------------------------------------------------
 DISTRIBUTIONS TO
  SHAREHOLDERS
 From net investment
  income
  Class A................              0                0       (49)             0
  Class B................              0                0         0       (478,981)
  Class Y................              0                0    (2,858)             0
 From net realized gains
  Class A................    (15,011,932)               0      (977)             0
  Class B................     (9,027,710)    (200,508,632)        0    (22,079,862)
  Class C................     (1,879,136)               0         0              0
  Class Y................              0                0   (35,253)             0
-----------------------------------------------------------------------------------
  Total distributions to
   shareholders..........    (25,918,778)    (200,508,632)  (39,137)   (22,558,843)
-----------------------------------------------------------------------------------
 CAPITAL SHARE
  TRANSACTIONS
 Proceeds from shares
  sold...................     68,666,813    1,018,919,437    60,154     65,085,209
 Payment for shares
  redeemed...............    (69,108,584)  (1,402,606,782)   39,148   (118,085,204)
 Net asset value of
  shares issued in
  reinvestment of
  distributions..........     24,060,522      168,366,921   (92,231)    20,184,450
 Shares issued in
  acquisition of Keystone
  Hartwell Growth Fund...     18,599,730                0         0              0
-----------------------------------------------------------------------------------
  Net increase (decrease)
   in net assets
   resulting from capital
   share transactions....     42,218,481     (215,320,424)    7,071    (32,815,545)
-----------------------------------------------------------------------------------
   Total increase
    (decrease) in net
    assets...............     41,695,339     (599,033,958)  105,056      5,266,643
 NET ASSETS
 Beginning of period.....    220,678,390    2,005,802,577   426,002    491,609,818
-----------------------------------------------------------------------------------
 END OF PERIOD...........   $262,373,729  $ 1,406,768,619  $531,058  $ 496,876,461
-----------------------------------------------------------------------------------
 Undistributed net
  investment income......   $          0  $        (7,516) $      1  $      85,978
-----------------------------------------------------------------------------------

*    For the year ended October 31, 1996.
** For the year ended June 30, 1997. Values shown in thousands. This Fund was formerly known as the CoreFunds Inc., Core Equity Fund.
***  For the year ended May 31, 1997.
**** For the year ended December 31, 1996.

                  See Combined Notes to Financial Statements.

                     COMBINED NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

The Evergreen Domestic Growth Funds consist of Evergreen Aggressive Growth Fund ("Aggressive Growth Fund"), Evergreen Fund ("Evergreen Fund"), Evergreen Micro Cap Fund ("Micro Cap Fund"), Evergreen Omega Fund ("Omega Fund"), Evergreen Small Company Growth Fund ("Small Company Growth Fund"), Evergreen Stock Selec-tor Fund ("Stock Selector Fund") and Evergreen Strategic Growth Fund ("Strate-gic Growth Fund"), which are collectively referred to herein as the "Funds". Each Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as diversified, open-end management investment companies. Each Fund is a series of the Evergreen Equity Trust, a Delaware business Trust organized on September 18, 1997.

The Funds offer Class A, Class B, Class C and Class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B and Class C shares are sold without a front-end sales charge, but pay a higher ongoing dis-tribution fee than Class A. Class B shares are sold subject to a contingent de-ferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold subject to a con-tingent deferred sales charge payable on shares redeemed within one year after the month of purchase. Class B shares purchased after January 1, 1997 will au-tomatically convert to Class A shares after seven years. Class B shares pur-chased prior to January 1, 1997 retain their existing conversion rights. Class Y shares are sold at net asset value and are not subject to contingent deferred sales charges or distribution fees. Class Y shares are sold only to investment advisory clients of First Union Corporation ("First Union") and its affiliates, certain institutional investors or Class Y shareholders of record of certain other funds managed by First Union and its affiliates.

2. REORGANIZATION OF EVERGREEN STOCK SELECTOR FUND

Effective on the close of business on July 24, 1998, Stock Selector Fund ac-quired all of the net assets and certain liabilities of the CoreFund Core Eq-uity Fund (the "CoreFund") through a tax-free exchange of shares. Shareholders of Class A, Class B and Class Y shares of the CoreFund became owners of that number of full and fractional shares of Class A, Class B, and Class Y, respec-tively, of Stock Selector Fund having an aggregate net asset value equal to the aggregate net asset value of their shares of the CoreFund immediately prior to the close of business on July 24, 1998. The operating results for prior periods have been carried forward.

3. ACQUISITION INFORMATION

Effective on the close of business on August 14, 1997, Aggressive Growth Fund acquired the net assets of Keystone America Hartwell Emerging Growth Fund, an open-end management investment company registered under the 1940 Act, in an ex-change of shares. The net assets were exchanged through a non-taxable exchange for 3,462,126, 287,735, and 87,678 Class A, Class B and Class C shares, respec-tively, of Aggressive Growth Fund. The acquired net assets consisted primarily of portfolio securities with unrealized appreciation of $26,393,360. The aggre-gate net assets of Aggressive Growth Fund immediately after the acquisition were $245,798,619.

On April 25, 1996, Omega Fund acquired the net assets of Keystone Hartwell Growth Fund, an open-end management investment company registered under the 1940 Act, in an exchange of Class A, Class B and Class C shares. The net assets of Keystone Hartwell Growth Fund were exchanged through a nontaxable exchange for 910,037, 66,754, and 25,665 Class A, Class B, and Class C shares, respec-tively, of Omega Fund. The acquired net assets consisted primarily of portfolio securities with unrealized appreciation of $7,665,038. The aggregate net assets of Omega Fund immediately after the acquisition were $255,527,188.

Effective at the close of business on January 2, 1998, Small Company Growth Fund acquired the net assets of Keystone Small Company Growth Fund II, an open-end management investment company registered under the 1940 Act, in an exchange of shares. The net assets were exchanged through a non-taxable exchange for 1,123,086, 2,456,961, 675,716 and 87,676 Class A, Class B, Class C and Class Y
shares, respectively, of Small

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Company Growth Fund. The acquired net assets consisted primarily of portfolio securities with unrealized appreciation of $490,029. The aggregate net assets of Small Company Growth Fund immediately after the acquisition were $1,340,337,418.

Effective on the close of business on July 17, 1997, Strategic Growth Fund ac-quired the net assets of Keystone Mid-Cap Growth Fund (S-3), an open-end man-agement investment company registered under the 1940 Act, in an exchange of shares. The net assets were exchanged through a non-taxable exchange for 28,278,170 Class B shares of Strategic Growth Fund. The acquired net assets consisted primarily of portfolio securities with unrealized appreciation of $63,919,167. The aggregate net assets of Strategic Growth Fund immediately af-ter the acquisition were $880,849,984.

4. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently fol-lowed by the Funds in the preparation of their financial statements. The poli-cies are in conformity with generally accepted accounting principles, which re-quire management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. VALUATION OF SECURITIES
The Funds value securities traded on a national securities exchange or included on the Nasdaq National Market System ("NMS"), at the last reported sales price on the exchange where primarily traded. The Funds value securities traded on an exchange or NMS for which there has been no sale and other securities traded in the over-the-counter market at the mean between the last reported bid and asked price. U.S. government obligations held by the Funds are valued at the mean be-tween the over-the-counter bid and asked prices. Corporate bonds, other fixed-income securities, and mortgage and other asset-backed securities are valued at prices provided by an independent pricing service. In determining value for normal institutional-size transactions, the pricing service uses methods based on market transactions for comparable securities and analysis of various rela-tionships between similar securities which are generally recognized by institu-tional traders. Securities for which valuations are not available from an inde-pendent pricing service, which may include restricted securities, are valued at fair value as determined in good faith according to procedures established by the Board of Trustees. Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

B. REPURCHASE AGREEMENTS
Each Fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. Each Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securi-ties pledged falls below the carrying value of the repurchase agreement, in-cluding accrued interest. Each Fund will only enter into repurchase agreements with banks and other financial institutions which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

Pursuant to an exemptive order issued by the Securities and Exchange Commis-sion, Omega, Small Company Growth, and Strategic Growth, along with certain other funds managed by Evergreen Investment Management Company (formerly Key-stone Investment Management Company) ("EIMCO"), a subsidiary of First Union, may transfer uninvested cash balances into a joint trading account. These bal-ances are invested in one or more repurchase agreements that are fully collat-eralized by U.S. Treasury and/or federal agency obligations.

C. FOREIGN CURRENCY
The books and records of the Funds are maintained in United States (U.S.) dol-lars. Foreign currency amounts are translated into U.S. dollars as follows: market value of investments, assets and liabilities at the daily rate of ex-change; purchases and sales of investments, income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gain or loss resulting from changes in foreign cur-rency exchange rates is a component of net unrealized gains or losses on secu-rities and foreign currency related transactions. Net realized foreign currency gains and losses resulting from changes in

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exchange rates include: foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency re-lated transactions and the difference between the amounts of interest and divi-dends recorded on the books of the Funds and the amounts actually received. Such gains and losses are included in realized gains or losses on foreign cur-rency related transactions. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains or losses on security transactions.

D. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
The Funds may enter into forward foreign currency exchange contracts ("forward contracts") to settle portfolio purchases and sales of securities denominated in a foreign currency and to hedge certain foreign currency assets or liabili-ties. Forward contracts are recorded at the forward rate and marked-to-market daily. Realized gains and losses arising from such transactions are included in net realized gains or losses on foreign currency related transactions. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract and is subject to the credit risk that the other party will not fulfill their obligations under the contract. Forward con-tracts involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

E. FUTURES CONTRACTS
In order to gain exposure to or protect against changes in security values, the Funds may buy and sell futures contracts.

The initial margin deposited with a broker when entering into a futures trans-action is subsequently adjusted by daily payments or receipts as the value of the contract changes. Such changes are recorded as unrealized gains or losses. Realized gains or losses are recognized on closing the contract.

Risks of entering into futures contracts include (i) the possibility of an il-liquid market for the contract, (ii) the possibility that a change in the value of the contract may not correlate with changes in the value of the underlying instrument or index, and (iii) the credit risk that the other party will not fulfill their obligations under the contract. Futures contracts also involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

F. SECURITIES LENDING
In order to generate income and to offset expenses, the Funds may lend portfo-lio securities to brokers, dealers and other financial organizations. The Funds' investment adviser will monitor the creditworthiness of such borrowers. Loans of securities may not exceed 30% of a Fund's total assets and will be collateralized by cash, letters of credit or U.S. Government securities that are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities, including accrued interest. While such securities are on loan, the borrower will pay a Fund any income accruing there-on, and the Fund may invest the collateral in portfolio securities, thereby in-creasing its return. A Fund will have the right to call any such loan and ob-tain the securities loaned at any time on five days' notice. Any gain or loss in the market price of the loaned securities, which occurs during the term of the loan, would affect a Fund and its investors. A Fund may pay reasonable fees in connection with such loans.

G. SECURITY TRANSACTIONS AND INVESTMENT INCOME
Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date there-after when the Fund is made aware of the dividend. Foreign income may be sub-ject to foreign withholding taxes which are accrued as applicable. Capital gains realized on some foreign securities maybe subject to foreign taxes and are accrued as applicable.

H. FEDERAL TAXES
The Funds intend to continue to qualify as regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"). As such, the Funds will not incur any federal income tax liability since they

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are expected to distribute all of their net investment company taxable income and net realized capital gains, if any, to their shareholders. The Funds also intend to avoid any excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal income taxes is required. To the extent that realized capital gains can be offset by capital loss carryforwards, it is each Fund's policy not to distribute such gains.

I. DISTRIBUTIONS
Distributions from net investment income and/or net realized capital gains for the Funds are declared and paid at least annually. Distributions to sharehold-ers are recorded at the close of business on the ex-dividend date.

Income and capital gains distributions to shareholders are determined in accor-dance with income tax regulations, which may differ from generally accepted ac-counting principles. The significant differences between financial statements amounts available for distribution and distributions made in accordance with income tax regulations are primarily due to differing treatment for certain distributions received from real estate investment trusts and certain operating expenses.

J. CLASS ALLOCATIONS
Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the rela-tive net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for each class.

K. ORGANIZATION EXPENSES
Organization expenses are amortized over a five-year period on a straight-line basis. In the event any of the initial shares of the Funds are redeemed by any holder during the five-year amortization period, redemption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of the redemption.

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5. CAPITAL SHARE TRANSACTIONS

The Funds have an unlimited number of shares of beneficial interest authorized with a $0.001 par value. Shares of beneficial interest of the Funds are cur-rently divided into Class A, Class B, Class C and Class Y. Currently, Stock Se-lector Fund does not have any Class C shares and Strategic Growth Fund does not have any Class Y shares. Transactions in shares of the Funds were as follows:

--------------------------------------------------------------------------------
AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------

                                        Year Ended September 30,
                             -------------------------------------------------
                                      1998                      1997
                             ------------------------  -----------------------
                               Shares       Amount       Shares      Amount
-------------------------------------------------------------------------------
 CLASS A
 Shares sold................  1,458,678  $ 32,751,533   2,422,550  $47,560,544
 Shares redeemed............ (2,644,186)  (58,974,321) (3,066,636) (61,339,895)
 Shares issued in
  reinvestment of
  distributions.............    256,170     5,566,568           0            0
 Shares issued in
  acquisition of Keystone
  America Hartwell Emerging
  Growth Fund...............          0             0   3,462,126   74,280,008
-------------------------------------------------------------------------------
 Net increase (decrease)....   (929,338)  (20,656,220)  2,818,040   60,500,657
-------------------------------------------------------------------------------
 CLASS B
 Shares sold................    438,746     9,743,538     816,049   16,534,301
 Shares redeemed............   (537,072)  (11,598,031)   (363,564)  (7,410,013)
 Shares issued in
  reinvestment of
  distributions.............     69,204     1,481,656           0            0
 Shares issued in
  acquisition of Keystone
  America Hartwell Emerging
  Growth Fund...............          0             0     287,735    6,092,951
-------------------------------------------------------------------------------
 Net increase (decrease)....    (29,122)     (372,837)    740,220   15,217,239
-------------------------------------------------------------------------------
 CLASS C
 Shares sold................    257,084     5,525,299     147,478    2,974,904
 Shares redeemed............   (311,675)   (6,765,435)   (110,246)  (2,231,375)
 Shares issued in
  reinvestment of
  distributions.............      6,094       130,354           0            0
 Shares issued in
  acquisition of Keystone
  America Hartwell Emerging
  Growth Fund...............          0             0      87,678    1,854,540
-------------------------------------------------------------------------------
 Net increase (decrease)....    (48,497)   (1,109,782)    124,910    2,598,069
-------------------------------------------------------------------------------
 CLASS Y
 Shares sold................    948,746    20,791,280   2,044,324   42,091,753
 Shares redeemed............ (1,556,481)  (34,212,518) (1,390,494) (28,571,559)
 Shares issued in
  reinvestment of
  distributions.............     44,007       960,669           0            0
-------------------------------------------------------------------------------
 Net increase (decrease)....   (563,728)  (12,460,569)    653,830   13,520,194
-------------------------------------------------------------------------------
 Net increase (decrease).... (1,570,685) $(34,599,408)  4,337,000  $91,836,159
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EVERGREEN FUND
--------------------------------------------------------------------------------

                                        Year Ended September 30,
                         ----------------------------------------------------------
                                    1998                          1997
                         ----------------------------  ----------------------------
                           Shares         Amount         Shares         Amount
------------------------------------------------------------------------------------
CLASS A
Shares sold.............  26,892,204  $   635,409,399   10,240,806  $   201,289,910
Shares redeemed......... (25,471,595)    (602,607,887)  (8,297,731)    (163,949,566)
Shares issued in
 reinvestment of
 distributions..........     197,302        4,386,012      141,874        2,555,157
------------------------------------------------------------------------------------
Net increase............   1,617,911       37,187,524    2,084,949       39,895,501
------------------------------------------------------------------------------------
CLASS B
Shares sold.............  11,537,318      271,151,787    9,332,781      179,140,600
Shares redeemed.........  (4,288,369)     (99,320,748)  (2,027,269)     (39,748,674)
Shares issued in
 reinvestment of
 distributions..........     516,498       11,383,615      359,029        6,426,786
------------------------------------------------------------------------------------
Net increase............   7,765,447      183,214,654    7,664,541      145,818,712
------------------------------------------------------------------------------------
CLASS C
Shares sold.............     311,900        7,316,782      166,021        3,177,817
Shares redeemed.........    (105,425)      (2,443,473)    (123,428)      (2,398,358)
Shares issued in
 reinvestment of
 distributions..........       8,349          183,677        7,595          135,795
------------------------------------------------------------------------------------
Net increase............     214,824        5,056,986       50,188          915,254
------------------------------------------------------------------------------------
CLASS Y
Shares sold.............  77,736,786    1,821,991,696   82,859,843    1,605,086,492
Shares redeemed......... (78,332,089)  (1,839,124,148) (83,538,658)  (1,619,882,613)
Shares issued in
 reinvestment of
 distributions..........   1,115,299       24,882,331    1,085,192       19,587,726
------------------------------------------------------------------------------------
Net increase............     519,996        7,749,879      406,377        4,791,605
------------------------------------------------------------------------------------
Net increase............  10,118,178  $   233,209,043   10,206,055  $   191,421,072
------------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
MICRO CAP FUND
--------------------------------------------------------------------------------

                                         Year Ended September 30,
                                ---------------------------------------------
                                        1998                   1997
                                ---------------------  ----------------------
                                 Shares     Amount      Shares      Amount
------------------------------------------------------------------------------
CLASS A
Shares sold....................  359,192  $ 9,478,268   115,021  $  2,520,780
Shares redeemed................ (217,436)  (5,670,641)  (75,840)   (1,765,373)
Shares issued in reinvestment
 of distributions..............    5,408      138,923         0             0
------------------------------------------------------------------------------
Net increase...................  147,164    3,946,550    39,181       755,407
------------------------------------------------------------------------------
CLASS B
Shares sold....................  195,624    5,003,162    16,193       358,523
Shares redeemed................  (46,210)  (1,107,294)  (36,249)     (699,297)
Shares issued in reinvestment
 of distributions..............    4,452      111,788         0             0
------------------------------------------------------------------------------
Net increase (decrease)........  153,866    4,007,656   (20,056)     (340,774)
------------------------------------------------------------------------------
CLASS C
Shares sold....................  219,122    5,600,712     8,543       214,527
Shares redeemed................  (71,292)  (1,779,947)     (152)       (3,237)
Shares issued in reinvestment
 of distributions..............    2,222       55,851         0             0
------------------------------------------------------------------------------
Net increase...................  150,052    3,876,616     8,391       211,290
------------------------------------------------------------------------------
CLASS Y
Shares sold....................  325,348    8,283,314   216,277     4,734,848
Shares redeemed................ (335,562)  (8,776,229) (609,034)  (11,978,074)
Shares issued in reinvestment
 of distributions..............   70,343    1,818,358         0             0
------------------------------------------------------------------------------
Net increase (decrease)........   60,129    1,325,443  (392,757)   (7,243,226)
------------------------------------------------------------------------------
Net increase (decrease)........  511,211  $13,156,265  (365,241) $ (6,617,303)
------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OMEGA FUND
--------------------------------------------------------------------------------

                                     Year Ended September 30,
                          --------------------------------------------------        Year Ended
                                   1998                      1997*               December 31, 1996
                          ------------------------  ------------------------  ------------------------
                            Shares       Amount       Shares       Amount       Shares       Amount
-------------------------------------------------------------------------------------------------------
CLASS A
Shares sold.............   1,365,259  $ 31,279,961     764,570  $ 14,997,288   1,759,793  $ 33,571,953
Shares redeemed.........  (1,928,567)  (43,773,765) (1,812,460)  (35,414,920) (2,381,626)  (44,999,521)
Shares issued in
 reinvestment of
 distributions..........     652,599    13,593,635     292,502     5,545,839     736,752    13,822,516
Shares issued in
 acquisition of Keystone
 Hartwell Growth Fund...           0             0           0             0     910,037    16,929,242
-------------------------------------------------------------------------------------------------------
Net increase
 (decrease).............      89,291     1,099,831    (755,388)  (14,871,793)  1,024,956    19,324,190
-------------------------------------------------------------------------------------------------------
CLASS B
Shares sold.............   1,005,764    21,758,490   1,361,525    25,967,636   1,552,928    28,806,348
Shares redeemed.........    (992,163)  (21,153,692) (1,280,735)  (24,835,178) (1,062,059)  (19,500,081)
Shares issued in
 reinvestment of
 distributions..........     515,276    10,207,610     227,976     4,149,157     466,572     8,494,665
Shares issued in
 acquisition of Keystone
 Hartwell Growth Fund...           0             0           0             0      66,754     1,206,044
-------------------------------------------------------------------------------------------------------
Net increase............     528,877    10,812,408     308,766     5,281,615   1,024,195    19,006,976
-------------------------------------------------------------------------------------------------------
CLASS C
Shares sold.............     105,783     2,255,994     121,875     2,315,406     336,661     6,288,512
Shares redeemed.........    (244,821)   (5,151,403)   (352,354)   (6,717,072)   (253,439)   (4,608,982)
Shares issued in
 reinvestment of
 distributions..........      75,246     1,493,641      34,837       635,076      95,593     1,743,341
Shares issued in
 acquisition of Keystone
 Hartwell Growth Fund...           0             0           0             0      25,665       464,444
-------------------------------------------------------------------------------------------------------
Net increase
 (decrease).............     (63,792)   (1,401,768)   (195,642)   (3,766,590)    204,480     3,887,315
-------------------------------------------------------------------------------------------------------
CLASS Y**
Shares sold.............      38,657       905,805         232         5,021           0             0
Shares redeemed.........     (12,421)     (298,152)          0             0           0             0
Shares issued in
 reinvestment of
 distributions..........          24           493           0             1           0             0
-------------------------------------------------------------------------------------------------------
Net increase............      26,260       608,146         232         5,022           0             0
-------------------------------------------------------------------------------------------------------
Net increase
 (decrease).............     580,636  $ 11,118,617    (642,032) $(13,351,746)  2,253,631  $ 42,218,481
-------------------------------------------------------------------------------------------------------

 * For the nine month period ended September 30, 1997. The Fund changed its fiscal year end from December 31 to September 30, effective September 30, 1997.
** Omega Fund, Class Y shares commenced operations on July 23, 1997.

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--------------------------------------------------------------------------------
SMALL COMPANY GROWTH FUND
--------------------------------------------------------------------------------

                                         Year Ended September 30,
                          ---------------------------------------------------------           Year Ended
                                      1998                         1997*                     May 31, 1997
                          -----------------------------  --------------------------  -----------------------------
                             Shares         Amount         Shares        Amount         Shares         Amount
-------------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold.............    27,641,238  $   212,158,414            0              0             0                0
Automatic conversion of
 Class B shares to Class
 A shares...............   124,181,726      962,424,518            0              0             0                0
Shares redeemed.........   (49,990,672)    (395,810,407)           0              0             0                0
Shares issued in
 acquisition of Keystone
 Small Company Growth
 Fund II................     1,123,086        8,684,926            0              0             0                0
-------------------------------------------------------------------------------------------------------------------
Net increase............   102,955,378      787,457,451            0              0             0                0
-------------------------------------------------------------------------------------------------------------------
CLASS B
Shares sold.............    32,457,309      268,266,006   27,990,885  $ 243,488,031   121,645,715  $ 1,018,919,437
Automatic conversion of
 Class B shares to Class
 A shares...............  (124,181,726)    (962,424,518)           0              0             0                0
Shares redeemed.........   (52,395,091)    (430,471,220) (42,215,378)  (369,839,740) (168,659,715)  (1,402,606,782)
Shares issued in
 reinvestment of
 distributions..........    13,003,167      105,065,592   11,242,892     91,854,430    19,925,079      168,366,921
Shares issued in
 acquisition of Keystone
 Small Company Growth
 Fund II................     2,456,961       18,998,994            0              0             0                0
-------------------------------------------------------------------------------------------------------------------
Net decrease............  (128,659,380)  (1,000,565,146)  (2,981,601)   (34,497,279)  (27,088,921)    (215,320,424)
-------------------------------------------------------------------------------------------------------------------
CLASS C
Shares sold.............     1,067,525        7,292,107            0              0             0                0
Shares redeemed.........    (1,025,850)      (7,103,508)           0              0             0                0
Shares issued in
 acquisition of Keystone
 Small Company Growth
 Fund II................       675,716        5,225,388            0              0             0                0
-------------------------------------------------------------------------------------------------------------------
Net increase............       717,391        5,413,987            0              0             0                0
-------------------------------------------------------------------------------------------------------------------
CLASS Y
Shares sold.............       174,175        1,331,193            0              0             0                0
Shares redeemed.........      (140,039)      (1,052,960)           0              0             0                0
Shares issued in
 acquisition of Keystone
 Small Company Growth
 Fund II................        87,676          678,001            0              0             0                0
-------------------------------------------------------------------------------------------------------------------
Net increase............       121,812          956,234            0              0             0                0
-------------------------------------------------------------------------------------------------------------------
Net decrease............   (24,864,799) $  (206,737,474)  (2,981,601) $ (34,497,279)  (27,088,921) $  (215,320,424)
-------------------------------------------------------------------------------------------------------------------

 * For the four-month period ended September 30, 1997. The Fund changed its fiscal year end from May 31 to September 30, effective September 30, 1998.

--------------------------------------------------------------------------------
STOCK SELECTOR FUND
--------------------------------------------------------------------------------

                                                             Year Ended June 30,
                              Period Ended         -------------------------------------------
                          September 30, 1998**               1998                  1997*
                         ------------------------  -------------------------  ----------------
                           Shares       Amount       Shares       Amount      Shares   Amount
-----------------------------------------------------------------------------------------------
CLASS A
Shares sold.............      9,092  $    185,580     179,299  $   4,004,438     181  $  3,395
Shares redeemed.........    (56,116)   (1,183,750)   (144,091)    (3,155,375)   (126)   (2,376)
Shares issued in
 reinvestment of
 distributions..........          0             0     119,866      2,407,663      57     1,038
-----------------------------------------------------------------------------------------------
Net increase
 (decrease).............    (47,024)     (998,170)    155,074      3,256,726     112     2,057
-----------------------------------------------------------------------------------------------
CLASS B
Shares sold.............      8,269       159,003      17,128        335,684       0         0
Shares redeemed.........     (1,244)      (22,379)     (2,484)       (15,011)      0         0
Shares issued in
 reinvestment of
 distributions..........          0             0         995         17,497       0         0
-----------------------------------------------------------------------------------------------
Net increase............      7,025       136,624      15,639        338,170       0         0
-----------------------------------------------------------------------------------------------
CLASS Y
Shares sold.............  1,552,973    33,729,598   3,703,125     82,284,855   3,083    56,759
Shares redeemed......... (3,531,924)  (74,555,005) (6,152,133)  (134,202,820) (4,824)  (89,855)
Shares issued in
 reinvestment of
 distributions..........          0             0   3,198,533     64,322,176   2,104    38,110
-----------------------------------------------------------------------------------------------
Net increase
 (decrease)............. (1,978,951)  (40,825,407)    749,525     12,404,211     363     5,014
-----------------------------------------------------------------------------------------------
Net increase
 (decrease)............. (2,018,950) $(41,686,953)    920,238  $  15,999,107     475  $  7,071
-----------------------------------------------------------------------------------------------

 * Amounts shown in thousands.
** For the three-month period ended September 30, 1998. The Fund changed its fiscal year end from June 30 to September 30, effective September 30, 1998.

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--------------------------------------------------------------------------------
STRATEGIC GROWTH FUND
--------------------------------------------------------------------------------

                                       Year Ended September 30,
                          ------------------------------------------------------   Year Ended October 31,
                                    1998                        1997*                       1996
                          --------------------------  --------------------------  --------------------------
                            Shares        Amount        Shares        Amount        Shares        Amount
-------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold.............    2,441,784  $  24,888,096            0              0            0              0
Automatic conversion of
 Class B shares to Class
 A shares...............   80,710,264    735,774,137            0              0            0              0
Shares redeemed.........  (10,150,776)  (103,841,488)           0              0            0              0
-------------------------------------------------------------------------------------------------------------
Net increase............   73,001,272    656,820,745            0              0            0              0
-------------------------------------------------------------------------------------------------------------
CLASS B
Shares sold.............    4,930,584     49,374,717   13,375,436  $ 120,935,075    8,012,349  $  65,085,209
Automatic conversion of
 Class B shares to Class
 A shares...............  (80,710,264)  (735,774,137)           0              0            0              0
Shares redeemed.........   (8,473,644)   (84,439,886) (18,734,530)  (165,997,292) (14,456,998)  (118,085,204)
Shares issued in
 reinvestment of
 distributions..........   11,014,353    101,552,338    6,585,457     53,539,767    2,591,072     20,184,450
Shares issued in
 acquisition of Keystone
 Mid Cap Growth Fund....            0              0   28,278,170    287,967,178            0              0
-------------------------------------------------------------------------------------------------------------
Net increase
 (decrease).............  (73,238,971)  (669,286,968)  29,504,533    296,444,728   (3,853,577)   (32,815,545)
-------------------------------------------------------------------------------------------------------------
CLASS C
Shares sold.............       62,655        646,015            0              0            0              0
Shares redeemed.........      (15,565)      (150,929)           0              0            0              0
-------------------------------------------------------------------------------------------------------------
Net increase............       47,090        495,086            0              0            0              0
-------------------------------------------------------------------------------------------------------------
Net increase
 (decrease).............     (190,609) $ (11,971,137)  29,504,533  $ 296,444,728   (3,853,577) $ (32,815,545)
-------------------------------------------------------------------------------------------------------------

 * For the eleven-month period ended September 30, 1997. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 1997.

6. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, were as follows for the year ended September 30, 1998:

                                               Cost of        Proceeds
                                              Purchases      from Sales
                                            -----------------------------
         Aggressive Growth Fund............ $   50,254,882 $   98,048,122
         Evergreen Fund....................    280,760,053    119,838,170
         Micro Cap Fund....................     35,188,696     28,775,444
         Omega Fund........................    446,948,856    482,462,280
         Small Company Growth Fund.........  1,178,780,023  1,576,919,572
         Stock Selector Fund*..............    137,026,533    189,768,425
         Strategic Growth Fund.............  1,195,180,992  1,350,525,235

            -------
             * For the period from July 1, 1998 to September 30, 1998.

On September 30, 1998, the composition of unrealized appreciation and deprecia-tion of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

                                                                       Net
                                           Gross        Gross       Unrealized
                                         Unrealized   Unrealized  Appreciation/
                            Tax Cost    Appreciation Depreciation (Depreciation)
                         -----------------------------------------------------
         Aggressive
          Growth Fund... $  134,332,397 $ 89,730,633 $ 19,467,905  $ 70,262,728
         Evergreen
          Fund..........  1,220,062,867  763,461,052   92,577,671   670,883,381
         Micro Cap
          Fund..........     48,587,737    8,495,470    6,135,598     2,359,872
         Omega Fund.....    244,819,986   45,136,485    5,832,158    39,304,327
         Small Company
          Growth Fund...    804,094,846  126,219,606  139,583,182   (13,363,576)
         Stock Selector
          Fund..........    434,533,188   76,298,087   77,221,341      (923,254)
         Strategic
          Growth Fund...    690,147,444  152,211,650   13,809,384   138,402,266

Small Company Growth Fund loaned securities during the year ended September 30, 1998 to certain brokers who paid the Fund a negotiated lenders' fee. At Septem-ber 30, 1998, the Fund had no securities on loan.

At September 30, 1998, Small Company Growth Fund for federal tax purposes, had a capital loss carryforward of approximately $104,728,148. Pursuant to the In-ternal Revenue Code, such capital loss carryforward will expire in 2006.

                                    [LOGO]

7. DISTRIBUTION PLANS

Evergreen Distributor, Inc. ("EDI"), a wholly-owned subsidiary of The BISYS Group Inc. ("BISYS") serves as principal underwriter to the Funds.

Each Fund has adopted Distribution Plans for each class of shares as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit each Fund to reimburse its principal underwriter for costs related to selling shares of the fund and for various other services. These costs, which consist primarily of commissions and services fees to broker-dealers who sell shares of the Fund, are paid by shareholders through expenses called "Distribution Plan expenses". Each class, except Class Y, currently pays a service fee equal to 0.25% of the average daily net asset of the class. Class B and Class C also presently pay distribu-tion fees equal to 0.75% of the average daily net assets of the Class. Distri-bution Plan expenses are calculated daily and paid monthly. With respect to Class B and Class C shares, the principal underwriter may pay 12b-1 fees greater than the allowable annual amounts the Funds are permitted to pay. The Funds may reimburse the principal underwriter for such excess amounts in later years with annual interest at the prime rate plus 1.00%.

During the year ended September 30, 1998, amounts paid to EDI and/or its prede-cessor pursuant to each Fund's Class A, Class B and Class C Distribution Plans were as follows:

                                          Year Ended September 30, 1998
                                          ------------------------------
                                           Class A    Class B   Class C
                                          ------------------------------
         Aggressive Growth Fund.......... $  386,073 $  392,895 $ 34,024
         Evergreen Fund..................    487,965  6,189,891  119,399
         Micro Cap Fund..................     11,483     39,503   28,617
         Omega Fund......................    369,456  1,170,948  156,647
         Small Company Growth Fund.......  1,539,502  3,613,415   34,762
         Stock Selector Fund*............     11,597        894        0
         Strategic Growth Fund...........  1,356,293  1,959,585    1,534

            -------
            * For the period from July 1, 1998 to September 30, 1998.

Each of the Distribution Plans may be terminated at any time by vote of the In-dependent Trustees or by vote of a majority of the outstanding voting shares of the respective class.

Contingent deferred sales charges paid by redeeming shareholders are paid to EDI or its predecessor.

8. INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND OTHER AFFILIATED
TRANSACTIONS

The Capital Management Group of First Union ("CMG"), the investment adviser for Aggressive Growth Fund, is entitled to an annual fee of 0.60% of the average daily net assets, pursuant to the Fund's investment advisory agreement.

Pursuant to an agreement with Evergreen Fund and Micro Cap Fund, Evergreen As-set Management Corp. ("EAMC"), a wholly owned subsidiary of First Union, is en-titled to an annual fee based on each of Evergreen Fund's and Micro Cap Fund's average daily net assets, respectively, in accordance with the following sched-ule:

         First $750 million......................................... 1.00%
         Next $250 million.......................................... 0.90%
         Over $1 billion............................................ 0.80%

Lieber & Company, an affiliate of First Union, is the investment sub-adviser to Evergreen Fund and Micro Cap Fund. Lieber & Company provides these services at no additional cost to the Funds.

EIMCO, as the investment adviser for Omega Fund, Small Company Growth Fund and Strategic Growth Fund, receives a management fee that is calculated daily and paid monthly for providing investment advisory and management services. For Omega Fund, the management fee paid to EIMCO is determined by applying percent-age rates starting at 0.75% and declining to 0.50% per annum as net assets in-crease, to the average daily net asset value of the Fund. For Small Company Growth Fund and Strategic Growth Fund, the management fee paid to EIMCO is de-termined by applying percentage rates starting at 0.70% and declining to 0.35% per annum as net assets increase, to the average daily net asset value of the Fund.

                                    [LOGO]

The investment adviser to Stock Selector Fund is Meridian Investment Company ("Meridian"). Meridian is an indirect subsidiary of First Union. Meridian man-ages investments and supervises the daily business affairs of Stock Selector Fund subject to the authority of the Trustees. Meridian is entitled to an an-nual fee equal to 0.74% of the Fund's average daily net assets.

Prior to the reorganization of Stock Selector Fund on July 27, 1998, CoreStates Investment Advisers, Inc. ("CSIA") provided investment advisory services for Stock Selector Fund (formerly CoreFund Core Equity Fund). For its services, CSIA was entitled to an annual fee of 0.74% of the average daily net assets, pursuant to the Fund's investment advisory agreement dated April 12, 1996. Ad-visory fees were computed daily and paid monthly. Additionally, in 1998, CSIA voluntarily waived a portion of their fees in order to assist the Core Equity Fund in maintaining competitive expense ratios.

Evergreen Investment Services ("EIS"), a subsidiary of First Union, is the ad-ministrator and BISYS Fund Services ("BISYS") is sub-administrator to the Funds. As administrator, EIS provides the Funds with facilities, equipment and personnel. As sub-administrator to the Funds, BISYS provides the officers of the Funds. The administrator and sub-administrator for each Fund are entitled to an annual fee based on the average daily net assets of the funds adminis-tered by EIS for which First Union or its investment advisory subsidiaries are also the investment advisers. The administration fee is calculated by applying percentage rates, which start at 0.05% and decline to 0.01% per annum as net assets increase, to the average daily net asset value of the Fund. The sub-ad-ministration fee is calculated by applying percentage rates, which start at 0.01% and decline to .004% per annum as net assets increase, to the average daily net asset value of the Fund. For Evergreen Fund and Micro Cap Fund, the administration and sub-administration fee is paid by their respective invest-ment adviser and is not a Fund expense. For the year ended September 30, 1998, Aggressive Growth Fund paid administrative fees to EIS of $68,149. EIS and BISYS provide administration and sub-administration services to Omega Fund, Small Company Growth Fund and Strategic Growth Fund at no additional cost. Omega Fund, Small Company Growth Fund and Strategic Growth Fund reimbursed EIMCO for certain administrative and accounting expenses amounting to $50,291, $223,424 and $155,809, respectively, for the year ended September 30, 1998.

Prior to the reorganization of Stock Selector Fund on July 1, 1998, SEI Fund Resources ("SFR") acted as the Fund's Administrator. Under the terms of this agreement, SFR was entitled to receive an annual fee of 0.25% on the average net assets of the Fund. SFR voluntarily waived a portion of their fees in order to assist the Fund in maintaining competitive expense ratios.

Lieber & Company also provides brokerage services with respect to substantially all security transactions of Evergreen Fund and Micro Cap Fund effected on the New York or American Stock Exchanges. For the year ended September 30, 1998, Evergreen Fund and Micro Cap Fund incurred $405,182 and $56,631 respectively, in brokerage commissions with Lieber & Company. Lieber & Company is reimbursed by EAMC, at no additional expense to the Fund, for its cost of providing in-vestment advisory services.

Evergreen Service Company ("ESC"), an indirect, wholly-owned subsidiary of First Union, serves as the transfer and dividend disbursing agent for the Funds. The Funds have entered into an expense offset arrangement with ESC, re-lating to certain cash balances held at First Union for the benefit of the Ev-ergreen Funds.

Prior to the reorganization of Stock Selector Fund on July 1, 1998, Boston Fi-nancial Data Services ("BFDS"), a wholly owned subsidiary of State Street Bank and Trust Company acted as the Fund's Transfer Agent. As such, BFDS provided transfer agency, dividend disbursing and shareholder servicing to the Fund.

Officers of the Funds and affiliated Trustees receive no compensation directly from the Funds.

Prior to the reorganization of Stock Selector Fund on July 24, 1998, CoreStates Bank (now First Union) served as Custodian to the Company. Under the Custodian Agreement, CoreStates Bank held the Fund's securities and cash items, made re-ceipts and disbursements of money on behalf of the Fund, collected and received all

                                    [LOGO]
income and other payments and distributions on account of the Fund's securities and performed other related services.

9. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an expense offset arrangement with their custodian. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets.

10. DEFERRED TRUSTEES' FEES

Each Independent Trustee of the Funds may defer any or all compensation related to performance of duties as a Trustee. Each Trustee's deferred balances are al-located to deferral accounts which are included in the accrued expenses for the Funds. The investment performance of the deferral accounts are based on the in-vestment performance of certain Evergreen Funds. Any gains earned or losses in-curred in the deferral accounts are reported in the Fund's Trustees's fees and expenses. Trustees will be paid either in one lump sum or in quarterly install-ments for up to ten years at their election, not earlier than either the year in which the Trustee ceases to be a member of the Board of Trustees or January 1, 2000. As of September 30, 1998, the value of the Trustees deferral account for Aggressive Growth Fund, Evergreen Fund, Micro Cap Fund, Omega Fund, Small Company Growth Fund, Stock Selector Fund and Strategic Growth Fund were $13,652, $87,519, $12,286, $4,940, $31,807, $472 and $20,597.

11. FINANCING AGREEMENT

On October 31, 1996, a financing agreement among certain of the Evergreen Funds, State Street Bank & Trust ("State Street") and a group of Banks (the "Banks") became effective. Under this agreement, the Banks provided an unsecured credit facility in the aggregate amount of $225 million ($112.5 mil-lion committed and $112.5 million uncommitted) allocated evenly among the Banks. Borrowings under this facility bore interest at 0.75% per annum above the Federal Funds rate. A commitment fee of 0.10% per annum was incurred on the unused portion of the committed facility, which was allocated to all partici-pating Funds. State Street served as agent for the Banks, and as agent was en-titled to a fee of $15,000 which was allocated to all of the participating Funds. This agreement was terminated on October 31, 1997.

On October 31, 1997, a temporary financing agreement between the participating Funds and First Union became effective. Under this agreement, First Union pro-vided a fully committed unsecured credit facility in the aggregate amount of $300 million. Borrowings under this facility bore interest at 1.00% per annum above the Federal Funds rate. State Street served as administrative agent under this agreement, but received no compensation for its services. This agreement was terminated on December 22, 1997.

On December 22, 1997, a financing agreement among all of the Evergreen Funds, State Street and a group of Banks became effective. Under this agreement, the Banks provide an unsecured credit facility in the aggregate amount of $400 mil-lion ($275 million committed and $125 million uncommitted). The credit facility is allocated among the Banks, under the terms of the financing agreement. The credit facility is to be accessed by the Funds for temporary or emergency pur-poses only and is subject to each Fund's borrowing restrictions. Borrowings un-der this facility bear interest at 0.50% per annum above the Federal Funds rate. A commitment fee of 0.065% per annum will be incurred on the unused por-tion of the committed facility, which will be allocated to all funds. State Street serves as administrative agent for the Banks, and as administrative agent is entitled to a fee of $20,000 per annum which is allocated to all of the Funds.

At September 30, 1998, Stock Selector Fund was not included in this financing agreement.

During the year ended September 30, 1998, the Funds had no significant borrowings under these agreements.

                                    [LOGO]

                       REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF TRUSTEES OR DIRECTORS AND SHAREHOLDERS OF
EVERGREEN AGGRESSIVE GROWTH FUND, EVERGREEN FUND,
EVERGREEN MICRO CAP FUND AND
EVERGREEN STOCK SELECTOR FUND

In our opinion, the accompanying statements of assets and liabilities, includ-ing the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Evergreen Aggressive Growth Fund, Evergreen Fund, Evergreen Micro Cap Fund (formerly Evergreen Micro Cap Fund, Inc.) and Evergreen Stock Selector Fund (formerly Core Equity Fund) (the "Funds") at September 30, 1998, and the results of their operations, the changes in their net assets and the financial highlights for the periods indi-cated, in conformity with generally accepted accounting principles. These fi-nancial statements and financial highlights (hereafter referred to as "finan-cial statements") are the responsibility of the Funds' management; our respon-sibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and per-form the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presenta-tion. We believe that our audits, which included confirmation of securities at September 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The financial highlights of Evergreen Aggressive Growth Fund for each of the two years in the period ended October 31, 1994, and the financial highlights of Evergreen Micro Cap Fund for the year ended September 30, 1995, the four month period ended September 30, 1994 and the year ended May 31, 1994, were audited by other auditors, whose opinions, dated November 29, 1994 and November 16, 1995, respectively were un-qualified. The Statement of Operations of Evergreen Stock Selector Fund for the year ended June 30, 1998, the Statement of Changes in Net Assets for each of the two years in the period ended June 30, 1998 and the financial highlights for each of the five years in the period ended June 30, 1998 were audited by other auditors, whose opinion dated August 25, 1998 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

November 12, 1998

                                    [LOGO]

                          INDEPENDENT AUDITORS' REPORT

The Trustees and Shareholders of
Evergreen Equity Trust

We have audited the accompanying statements of assets and liabilities, includ-ing the schedules of investments, of three of the Funds, listed below, compris-ing Evergreen Equity Trust as of September 30, 1998, and the related statements of operations, and changes in net assets, and financial highlights for each of the years or periods listed below:

  Evergreen Omega Fund -- statement of operations for the year ended September 30, 1998, statements of changes in net assets for the year ended September 30, 1998, the nine-month period ended September 30, 1997 and the year ended December 31, 1996 and the financial highlights for the years or periods pre-sented on pages 35 through 36.

  Evergreen Small Company Growth Fund -- statement of operations for the year ended September 30, 1998, statements of changes in net assets for the year ended September 30, 1998, the four-month period ended September 30, 1997 and the year ended May 31, 1997 and the financial highlights for the years or periods presented on pages 37 through 38.

  Evergreen Strategic Growth Fund -- statement of operations for the year ended September 30, 1998, statements of changes in net assets for the year ended September 30, 1998, the eleven-month period ended September 30, 1997 and the year ended October 31, 1996 and the financial highlights for the years or periods presented on pages 41 through 42.

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these fi-nancial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial high-lights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reason-able basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ever-green Omega Fund, Evergreen Small Company Growth Fund and Evergreen Strategic Growth Fund as of September 30, 1998, the results of their operations, changes in their net assets and financial highlights for each of the years or periods specified in the first paragraph above in conformity with generally accepted accounting principles.

                                            KPMG Peat Marwick LLP

Boston, Massachusetts
November 6, 1998

                                    [LOGO]

                             ADDITIONAL INFORMATION

YEAR 2000 (UNAUDITED)

Like other investment companies, the Funds could be adversely affected if the computer systems used by the Funds' investment advisers and the Funds' other service providers are not able to perform their intended functions effectively after 1999 because of the inability of computer software to distinguish the year 2000 from the year 1900. The Funds' investment advisers are taking steps to address this potential year 2000 problem with respect to the computer sys-tems that they use and to obtain satisfactory assurances that comparable steps are being taken by the Funds' other major service providers. At this time, how-ever, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds from this problem.

                                    [LOGO]


                FEDERAL TAX STATUS OF DISTRIBUTIONS (UNAUDITED)

 Pursuant to section 852 of the Internal Revenue Code, the Funds have designated the following amounts as long-term 28% capital gain dis-tributions and long-term 20% capital gain distributions for the fis-cal year ended September 30, 1998:

                                           Aggregate         Per Share
                                    ----------------------- -----------
                                        28%         20%      28%   20%
            -----------------------------------------------------------
         Aggressive Growth Fund.... $         0 $ 9,346,926 $   0 $0.85
         Evergreen Fund............  15,413,075  18,551,491  0.20  0.23
         Micro Cap Fund............           0     364,949     0  0.17
         Omega Fund................   5,029,778  18,460,511  0.37  1.36
         Small Company Growth
          Fund.....................           0           0  0.00  0.00
         Stock Selector Fund.......           0           0  0.00  0.00
         Strategic Growth Fund.....  46,908,169  25,866,052  0.54  0.30

 For corporate shareholders, the following percentages of ordinary in-come dividends paid during the fiscal year ended September 30, 1998 qualified for the dividends received deduction.

         Aggressive Growth Fund...................................   0.00%
         Evergreen Fund........................................... 100.00%
         Micro Cap Fund...........................................   0.00%
         Omega Fund...............................................  52.63%
         Small Company Growth Fund................................   0.00%
         Stock Selector Fund......................................   0.00%
         Strategic Growth Fund....................................  74.36%

                                Evergreen Funds


Money Market
Treasury Money Market Fund
Money Market Fund
Municipal Money Market Fund
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New Jersey Municipal Money Market Fund
Pennsylvania Municipal Money Market Fund

Tax Exempt
Short Intermediate Municipal Fund
High Grade Tax Free Fund
Tax Free Fund
California Tax Free Fund
Connecticut Municipal Bond Fund
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Florida High Income Municipal Bond Fund
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Maryland Municipal Bond Fund
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Pennsylvania Tax Free Fund
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Income
Capital Preservation and Income Fund
Short Intermediate Bond Fund
Intermediate Term Government Securities Fund
Intermediate Term Bond Fund
U.S. Government Fund
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Strategic Income Fund
High Yield Bond Fund

Balanced
American Retirement Fund
Balanced Fund
Tax Strategic Foundation Fund
Foundation Fund

Growth & Income
Utility Fund
Income and Growth Fund
Fund for Total Return
Value Fund
Blue Chip Fund
Growth and Income Fund
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Domestic Growth
Tax Strategic Equity Fund
Strategic Growth Fund
Stock Selector Fund
Evergreen Fund
Omega Fund
Small Company Growth Fund
Aggressive Growth Fund
Micro Cap Fund

Global International
Global Leaders Fund
International Growth Fund
Global Opportunities Fund
Precious Metals Fund
Emerging Markets Growth Fund
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Express Line
800.346.3858

Investor Services
800.343.2898

Retirement Plan Services
800.247.4075

www.evergreen-funds.com


32990                                                       540979  RV2  11/98

                                                                     BULK RATE
                                                                    U.S. POSTAGE
[LOGO OF EVERGREEN FUNDS(SM)                                            PAID
      APPEARS HERE]                                                PERMIT NO. 19
                                                                     HUDSON, MA
200 Berkeley Street
Boston, MA 02116

                                   EVERGREEN
                           TAX STRATEGIC EQUITY FUND



                                 ANNUAL REPORT

                               SEPTEMBER 30, 1998


                     [LOGO OF EVERGREEN FUNDS APPEARS HERE]

                               Table of Contents
--------------------------------------------------------------------------------

A Report From Your Portfolio Manager........................................   1
Financial Highlights........................................................   2
Schedule of Investments.....................................................   3
Statement of Assets and Liabilities.........................................   4
Statement of Operations.....................................................   5
Statement of Changes in Net Assets..........................................   6
Notes to Financial Statements...............................................   7
Independent Auditor's Report................................................  10
Other Information...........................................................  11

                       E V E R G R E E N  F U N D S

Evergreen Funds is one of the nation's fastest growing investment companies with approximately $50 billion in assets under management.

With over 70 mutual funds to choose among and acclaimed service and operations capabilities, investors enjoy a broad range of quality investment products and services designed to meet their needs.

The Evergreen Funds employ intensive, research-driven investment strategies ex-ecuted by over 90 research analysts and portfolio managers. The fund company remains dedicated to meeting the needs of investors and their advisors in a global economy. Look to the Evergreen Funds to provide a distinctive level of service and excellence in investment management.

                      Evergreen Tax Strategic Equity Fund
-------------------------------------------------------------------------------

A REPORT FROM YOUR
PORTFOLIO MANAGER
Stephen A. Lieber

Evergreen Tax Strategic Equity Fund began operations on September 1, 1998. In its first month, the Fund's Class Y shares had a total return of 6.50%; Class A shares returned 5.34%, unadjusted for sales charges, and 1.43% with sales charges.

The investment strategy of this Fund is to achieve long-term growth in a tax efficient manner, minimizing the payout of taxable income and capital gains. The Fund will substantially follow the strategies of the Evergreen Tax Strategic Foundation Fund, limited, however, to equities only in this Fund. These strategies include concentration on the use of common stocks whose payout policies allow for significant stock buybacks as the most tax-efficient means of utilizing retained earnings and facilitating increased capital values for shareholders. The Fund will also favor non-dividend paying common stocks, and/or those with favorable tax treatment of dividend payouts, including dividends whose payouts are treated as capital gains only upon the sale of shares. Further, the Fund will employ investment strategies aimed at offsetting gains when realized. In selecting securities, the goal will be for long-term-holding growth opportunities necessitating limited turnover.

Forty-seven securities were purchased for the Fund's portfolio during its first month of operation. The largest positions established were, General Electric Co., Chubb Corp., Coca-Cola FEMSA S.A. de CV, and Kaufman & Broad Home Corp. The balance of the portfolio represents a mix between large and medium capitalization companies. We anticipate that these two segments of the market spectrum will provide the bulk of the Fund's holdings. Our objective is to build a liquid, high-quality equity portfolio.

Because the Fund commenced operations after a major recent stock market decline, we thought it appropriate to fully invest the Fund within its first few weeks. During that period, we followed a policy of gradual investment, taking advantage, particularly, of some of the sharp declines experienced in the equity market during this period. The largest appreciation, to date, is +20.3% in the shares of Park Electrochemical Corp., followed by +17.4% in the shares of Lennar Corp.; +17.3% in the shares of Raymond James Financial, Inc.; +16.9% in the shares of Perkin-Elmer Corp.; and +15.8% in the shares of Glenlyte Group Inc. 16 holdings show gains of 10% or more, and we have declines ranging from less than 11% to 27%. The sizable short-term increases reflect the recent volatility of the market, rather than the Fund's intended policy of acquiring volatile securities. Each of these is intended to be held for participation in long-term growth opportunities.

                               Top 5 Industries
                         (based on 9/30/98 net assets)

Banks                                 14.5%
 ...............................................................................
Finance                               13.4%
 ...............................................................................
Building, Construction & Furnishings  13.3%
 ...............................................................................
Insurance                             10.1%
 ...............................................................................
Electrical Equipment & Services        9.6%
 ...............................................................................

                            Top 10 Equity Holdings
                         (based on 9/30/98 net assets)

General Electric Co.                    4.4%
 ...............................................................................
Chubb Corp.                             3.5%
 ...............................................................................
Coca-Cola Co. Femsa SA ADR              3.4%
 ...............................................................................
Kaufman & Broad Home Corp.              3.2%
 ...............................................................................
Inversiones y Representaciones SA, GDR  3.0%
 ...............................................................................
MBIA, Inc.                              3.0%
 ...............................................................................
Armstrong World Industries, Inc.        2.9%
 ...............................................................................
Wilmington Trust Corp.                  2.9%
 ...............................................................................
Sonic Automotive, Inc.                  2.7%
 ...............................................................................
Citicorp                                2.6%
 ...............................................................................

Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

                      Evergreen Tax Strategic Equity Fund
--------------------------------------------------------------------------------
                              Financial Highlights

                (For a share outstanding throughout the period)

                                                                  PERIOD ENDED
                                                                  SEPTEMBER 30,
CLASS A SHARES                                                        1998*
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.............................    $10.11
                                                                     ------
INCOME FROM INVESTMENT OPERATIONS................................
 Net investment income...........................................      0.00+++
 Net realized and unrealized gains on securities.................      0.54
                                                                     ------
Total from investment operations.................................      0.54
                                                                     ------
NET ASSET VALUE, END OF PERIOD...................................    $10.65
                                                                     ------
Total return+....................................................      5.34%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands)............................    $   10
Ratios to average net assets:
 Total expenses..................................................      1.54%++
 Total expenses, excluding fee waivers and expense
  reimbursements.................................................      9.12%++
 Net investment income...........................................      0.43%++
Portfolio turnover rate..........................................         0%

                                                                  PERIOD ENDED
                                                                  SEPTEMBER 30,
CLASS Y SHARES                                                       1998**
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.............................    $10.00
                                                                     ------
INCOME FROM INVESTMENT OPERATIONS................................
 Net investment income...........................................      0.00+++
 Net realized and unrealized gains on securities.................      0.65
                                                                     ------
Total from investment operations.................................      0.65
                                                                     ------
NET ASSET VALUE, END OF PERIOD...................................    $10.65
                                                                     ------
Total return+....................................................      6.50%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands)............................    $3,629
Ratios to average net assets:
 Total expenses..................................................      1.30%++
 Total expenses, excluding fee waivers and expense
  reimbursements.................................................      8.87%++
 Net investment income...........................................      0.61%++
Portfolio turnover rate..........................................         0%

  + Excluding sales charges.
 ++ Annualized.
+++ Less than one cent per share.
  * For the period from September 4, 1998 (commencement of Class A operations) to September 30, 1998.
 ** For the period from September 1, 1998 (commencement of Class Y operations) to September 30, 1998.

                       See Notes to Financial Statements.

                      Evergreen Tax Strategic Equity Fund
--------------------------------------------------------------------------------
                            Schedule of Investments
                               September 30, 1998

 SHARES                                                                 VALUE

--------------------------------------------------------------------------------
 COMMON STOCKS--88.3%
         AUTOMOTIVE EQUIPMENT & MANUFACTURING--2.7%
   5,000 *Sonic Automotive, Inc....................................   $   99,062
                                                                      ----------
         BANKS--14.5%
   2,500 BankBoston Corp...........................................       82,500
   1,000 Citicorp..................................................       92,937
   1,000 Crestar Financial Corp....................................       56,750
   2,000 Republic New York Corp....................................       79,000
   1,000 State Street Corp.........................................       54,563
   2,000 Westamerica Bancorp.......................................       57,875
   2,000 Wilmington Trust Corp.....................................      104,000
                                                                      ----------
                                                                         527,625
                                                                      ----------
         BUILDING, CONSTRUCTION & FURNISHINGS--13.3%
   2,000 Armstrong World Industries, Inc...........................      107,000
   1,200 Carlisle Companies, Inc...................................       46,725
   1,000 *Crossmann Communities, Inc...............................       20,125
   5,000 Kaufman & Broad Home Corp.................................      117,187
   3,000 Lennar Corp...............................................       66,938
   2,000 Royal Group Technologies Ltd..............................       33,500
   4,000 *Toll Brothers, Inc.......................................       91,750
                                                                      ----------
                                                                         483,225
                                                                      ----------
         CAPITAL GOODS--1.2%
   1,000 Caterpillar, Inc..........................................       44,563
                                                                      ----------
         CHEMICAL & AGRICULTURAL PRODUCTS--1.5%
   1,000 Du Pont (E. I.) De Nemours & Co...........................       56,125
                                                                      ----------
         ELECTRICAL EQUIPMENT & SERVICES--9.6%
   2,000 General Electric Co.......................................      159,125
   1,000 Honeywell, Inc............................................       64,063
   1,000 Perkin Elmer Corp.........................................       68,687
   1,500 Thomas & Betts Corp.......................................       57,094
                                                                      ----------
                                                                         348,969
                                                                      ----------
         FINANCE--13.4%
   1,000 American Express Co.......................................       77,625
   1,000 Federal National Mortgage Association.....................       64,250
   2,000 MBIA, Inc.................................................      107,375
   1,000 Merrill Lynch & Co., Inc..................................       47,375
   1,500 MGIC Investment Corp......................................       55,312
   2,000 Morgan Keegan, Inc........................................       35,375
   3,000 Raymond James Financial, Inc..............................       63,000
   2,000 Waddell & Reed Financial, Inc.............................       38,000
                                                                      ----------
                                                                         488,312
                                                                      ----------
         FOOD & BEVERAGE PRODUCTS--3.3%
  10,000 Coca-Cola Co. Femsa SA ADR................................      121,875
                                                                      ----------
         HEALTHCARE PRODUCTS & SERVICES--1.2%
   1,000 Alza Corp.................................................       43,375
                                                                      ----------

* Non-Income Producing Securities.

SUMMARY OF ABBREVIATIONS:
ADR--American Depository Receipts
GDR--Global Depository Receipts
REIT--Real Estate Investment Trust

 SHARES                                                               VALUE

------------------------------------------------------------------------------
 COMMON STOCKS--CONTINUED
         INDUSTRIAL SPECIALTY PRODUCTS & SERVICES--3.6%
   3,000 *Genlyte Group, Inc.....................................   $   61,500
   5,000 Park Electrochemical Corp...............................       68,125
                                                                    ----------
                                                                       129,625
                                                                    ----------
         INFORMATION SERVICES & TECHNOLOGY--2.4%
   1,000 Intel Corp..............................................       85,750
                                                                    ----------
         INSURANCE--10.1%
   3,000 AFLAC, Inc..............................................       85,687
     500 American International Group, Inc.......................       38,500
   2,000 Chubb Corp..............................................      126,000
   2,000 Edwards (A.G.), Inc.....................................       60,625
     500 Progressive Corp. Ohio..................................       56,375
                                                                    ----------
                                                                       367,187
                                                                    ----------
         MACHINERY--DIVERSIFIED--1.2%
   1,000 W.W. Grainger, Inc......................................       42,125
                                                                    ----------
         OIL/ENERGY--0.4%
     500 Williams Companies, Inc.................................       14,375
                                                                    ----------
         OIL FIELD SERVICES--1.4%
   1,000 Schlumberger Ltd........................................       50,313
                                                                    ----------
         REAL ESTATE--4.0%
     500 *Alexander's, Inc. REIT.................................       38,375
   5,000 Inversiones y Representaciones SA, GDR..................      107,500
                                                                    ----------
                                                                       145,875
                                                                    ----------
         RETAILING & WHOLESALE--2.5%
   1,000 Ethan Allen Interiors, Inc..............................       36,250
   2,460 Saks, Inc...............................................       55,196
                                                                    ----------
                                                                        91,446
                                                                    ----------
         UTILITIES--TELEPHONE--2.0%
   1,000 Sprint Corp.............................................       72,000
                                                                    ----------
         Total Common Stocks (cost $3,077,201)...................    3,211,827
                                                                    ----------
 SHORT-TERM INVESTMENTS--8.2%
         U.S. GOVERNMENT AGENCY OBLIGATIONS--8.2%
 200,000 Federal Home Loan Bank Discount Notes 5.35%, 10/14/98...      199,614
 100,000 Federal Home Loan Mortgage Discount Notes
          5.45%, 10/14/98........................................       99,803
                                                                    ----------
                                                                       299,417
                                                                    ----------
         Total Short-Term Investments (cost $299,417)............      299,417
                                                                    ----------
         TOTAL INVESTMENTS--(COST $3,376,618)...............  96.5%  3,511,244
         OTHER ASSETS AND LIABILITIES--NET..................   3.5     128,423
                                                             -----  ----------
         NET ASSETS......................................... 100.0% $3,639,667
                                                             =====  ==========

                       See Notes to Financial Statements

                      Evergreen Tax Strategic Equity Fund
--------------------------------------------------------------------------------
                      Statement of Assets and Liabilities
                               September 30, 1998

--------------------------------------------------------------------------------
ASSETS
 Investments at value (identified cost--$3,376,618).................  $3,511,244
 Cash...............................................................      15,554
 Dividends and interest receivable..................................       2,990
 Receivable from investment advisor.................................      14,490
 Prepaid expenses and other assets..................................      96,980
--------------------------------------------------------------------------------
 Total assets.......................................................   3,641,258
--------------------------------------------------------------------------------
LIABILITIES
 Due to related parties.............................................          62
 Accrued expenses and other liabilities.............................       1,529
--------------------------------------------------------------------------------
 Total liabilities..................................................       1,591
--------------------------------------------------------------------------------
NET ASSETS..........................................................  $3,639,667
--------------------------------------------------------------------------------
NET ASSETS REPRESENTED BY
 Paid-in capital....................................................  $3,487,938
 Undistributed net investment income................................      17,081
 Accumulated net realized gains on securities.......................          22
 Net unrealized gains on securities.................................     134,626
--------------------------------------------------------------------------------
 Total net assets...................................................  $3,639,667
--------------------------------------------------------------------------------
NET ASSETS CONSISTS OF
 Class A............................................................  $   10,264
 Class Y............................................................   3,629,403
--------------------------------------------------------------------------------
                                                                      $3,639,667
--------------------------------------------------------------------------------
SHARES OUTSTANDING
 Class A............................................................         964
 Class Y............................................................     340,703
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
 Class A............................................................  $    10.65
--------------------------------------------------------------------------------
 Class A--Offering price (based on sales charge of 4.75%)...........  $    11.18
--------------------------------------------------------------------------------
 Class Y............................................................  $    10.65
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

                      Evergreen Tax Strategic Equity Fund
--------------------------------------------------------------------------------
                            Statement of Operations
                        Period Ended September 30, 1998*

--------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends..................................................            $  3,301
 Interest...................................................                 881
--------------------------------------------------------------------------------
TOTAL INCOME................................................               4,182
--------------------------------------------------------------------------------
EXPENSES
 Advisory fee...............................................  $  2,079
 Administrative service fees................................        59
 Trustees fees and expenses.................................         6
 Transfer agent fees........................................         2
 Distribution Plan expenses.................................         1
 Organization expenses......................................    15,588
 Professional fees..........................................     1,548
 Custodian fees.............................................        66
 Registration fees..........................................        10
 Other......................................................        56
--------------------------------------------------------------------------------
 Total expenses.............................................    19,415
 Less: Fee waivers and/or reimbursement from investment
  advisor...................................................   (16,569)
--------------------------------------------------------------------------------
 Net expenses...............................................               2,846
--------------------------------------------------------------------------------
 Net investment income......................................               1,336
--------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAINS ON SECURITIES
 Net realized gains on securities...........................        22
 Net change in unrealized gains on securities...............   134,626
--------------------------------------------------------------------------------
 Net realized and unrealized gains on securities............             134,648
--------------------------------------------------------------------------------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.......            $135,984
--------------------------------------------------------------------------------

* For the period from September 1, 1998 (commencement of operations) to September 30, 1998.

                       See Notes to Financial Statements.

                      Evergreen Tax Strategic Equity Fund
--------------------------------------------------------------------------------
                       Statement of Changes in Net Assets
                        Period Ended September 30, 1998*

-------------------------------------------------------------------------------
OPERATIONS
 Net investment income.............................................  $    1,336
 Net realized gains on securities..................................          22
 Net change in unrealized gains on securities......................     134,626
-------------------------------------------------------------------------------
 Net increase in net assets resulting from operations..............     135,984
-------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
 Proceeds from shares sold.........................................   3,503,683
 Payment for shares redeemed.......................................           0
-------------------------------------------------------------------------------
 Net increase in net assets resulting from capital share
  transactions.....................................................   3,503,683
-------------------------------------------------------------------------------
 Total increase in net assets......................................   3,639,667
NET ASSETS
 Beginning of period...............................................           0
-------------------------------------------------------------------------------
 End of period.....................................................  $3,639,667
-------------------------------------------------------------------------------
 Undistributed net investment income...............................  $   17,081
-------------------------------------------------------------------------------

* For the period from September 1, 1998 (commencement of operations) to September 30, 1998.

                       See Notes to Financial Statements.

                      Evergreen Tax Strategic Equity Fund
-------------------------------------------------------------------------------
                         Notes to Financial Statements

1. ORGANIZATION

The Evergreen Tax Strategic Equity Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Fund is a series of the Evergreen Equity Trust, a Delaware Business Trust organized on September 18, 1997.

The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B and Class C shares are sold without a front-end sales charge, but pay a higher ongoing distribution fee than Class A. Class B shares are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class B shares will automatically convert to Class A shares after seven years. Class C shares are sold subject to a contingent deferred sales charge payable on shares redeemed within one year after the month of purchase. Class Y shares are sold at net asset value and are not subject to contingent deferred sales charges or distribution fees. Class Y shares are sold only to investment advisory clients of First Union and its affiliates, certain institutional investors or Class Y shareholders of record of certain other funds managed by First Union Corporation ("First Union") and its affiliates as of December 30, 1994.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Securities--The Fund values securities traded on a national securities exchange or included on the NASDAQ National Market System ("NMS") at the last reported sales price on the exchange where primarily traded. The Fund values securities traded on an exchange or NMS for which there has been no sale and other securities traded in the over-the-counter market at the mean between the last reported bid and asked price. Securities for which valuations are not available from an independent pricing service, including restricted securities, are valued at fair value as determined in good faith according to procedures established by the Board of Trustees. Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

B. Repurchase Agreements--The Fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. The Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. The Fund will only enter into repurchase agreements with banks and other financial institutions which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

C. Foreign Currency--The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currency amounts are translated into U.S. dollars as follows: market value of investments, assets and liabilities at the daily rate of exchange; purchases and sales of investments, income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gain or loss resulting from changes in foreign currency exchange rates is a component of net unrealized gains or losses on securities and foreign currency related transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include: foreign currency gains and losses between trade date and settlement date on investment securities, foreign currency related transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. Such gains and losses are included in realized gains or losses on foreign currency related transactions. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains or losses on securities transactions.

D. Security Transactions and Investment Income--Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Foreign income may be subject to foreign withholding taxes which are accrued as applicable. Capital gains realized on some foreign securities maybe subject to foreign taxes and are accrued as applicable.

E. Federal Taxes--The Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). As such, the Fund will not incur any federal income tax liability since it is expected to distribute all of its net investment company taxable income and net realized capital gains, if any, to its shareholders. The Fund also intends to avoid any excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal income taxes is required. To the extent that realized capital gains can be offset by capital loss carryforwards, it is the Fund's policy not to distribute such gains.

F. Distributions--Distributions from net investment income and net realized capital gains, if any, for the Fund will be declared and paid at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date. Income and capital gains distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

G. Class Allocations--Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for each class.

                      Evergreen Tax Strategic Equity Fund
-------------------------------------------------------------------------------
                   Notes to Financial Statements (Continued)


3. CAPITAL SHARE TRANSACTIONS

The Fund has an unlimited number of shares of beneficial interest authorized with a $0.001 par value. Shares of beneficial interest of the Fund are currently divided into Class A, Class B, Class C and Class Y. At September 30, 1998, only Class A and Class Y shares had been sold. Transactions in shares of the Fund were as follows:

                                                                PERIOD ENDED
                                                               SEPTEMBER 30,
                                                                    1998
                                                             ------------------
                                                             SHARES    AMOUNT
-------------------------------------------------------------------------------
CLASS A*
Shares sold.................................................     964 $    9,623
Shares redeemed.............................................      --         --
-------------------------------------------------------------------------------
Net increase................................................     964 $    9,623
-------------------------------------------------------------------------------
CLASS Y**
Shares sold................................................. 340,703 $3,494,060
Shares redeemed.............................................      --         --
-------------------------------------------------------------------------------
Net increase................................................ 340,703 $3,494,060
-------------------------------------------------------------------------------
Net increase all Classes of shares..........................         $3,503,683
-------------------------------------------------------------------------------

 *For the period from September 4, 1998 (commencement of Class A operations) to September 30, 1998.
**For the period from September 1, 1998 (commencement of Class Y operations) to September 30, 1998.

4. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, were $3,077,201 and $0, respectively, for the period ended September 30, 1998.

On September 30, 1998, the cost of investments for federal income tax purposes is $3,376,618. Gross unrealized appreciation and depreciation of investments, based on identified tax cost at September 30, 1998 were $175,118 and $40,492, respectively. Net unrealized appreciation was $134,626 at September 30, 1998.

5. DISTRIBUTION PLANS

Evergreen Distributor, Inc. ("EDI"), a wholly-owned subsidiary of The BISYS Group Inc. ("BISYS") serves as principal underwriter to the Fund.

The Fund has adopted Distribution Plans for each class of shares as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit the fund to reimburse its principal underwriter for costs related to selling shares of the fund and for various other services. These costs, which consist primarily of commissions and services fees to broker-dealers who sell shares of the fund, are paid by shareholders through expenses called "Distribution Plan Expenses". Each class, except Class Y, currently pays a service fee equal to 0.25% of the average daily net asset of the class. Class B and Class C also will pay distribution fees equal to 0.75% of the average daily net assets of the Class. Distribution Plan expenses are calculated daily and paid monthly. With respect to Class B and Class C shares, the principal underwriter may pay 12b-1 fees greater than the allowable annual amounts the Fund is permitted to pay. The Fund may reimburse the principal underwriter for such excess amounts in later years with annual interest at prime rate plus 1.00%.

During the period ended September 30, 1998, amounts paid to EDI pursuant to the Fund's Class A Distribution Plan were $1. For the period ended September 30, 1998, the Fund did not incur any expenses pursuant to the Distribution Plans for Class B and Class C shares.

Each of the Distribution Plans may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the respective class.

Contingent deferred sales charges paid by redeeming shareholders are paid to EDI.

6. INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND OTHER AFFILIATED
TRANSACTIONS

Pursuant to an agreement with the Fund's investment advisor, Evergreen Asset Management Corp. ("EAMC"), a wholly owned subsidiary of First Union, is entitled to an annual fee equal to 0.95% of average daily net assets of the Fund. Lieber & Company, an affiliate of First Union, is the investment sub-advisor to the Fund. Lieber & Company provides these services at no additional cost to the Fund.

Evergreen Investment Services ("EIS"), a subsidiary of First Union, is the administrator and BISYS Fund Services is sub-administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel. As sub-administrator to the Fund, BISYS Fund Services provides the officers of the Fund. The administrator and sub-administrator for the Fund are entitled to an annual fee based on the average daily net assets of the funds administered by EIS for which First Union or its investment advisory subsidiaries are also the investment advisors. The administration fee is calculated by applying percentage rates, which start at 0.05% and decline to 0.01% per annum as net assets increase, to the average daily net asset value of the Fund. The sub-administration fee is calculated by applying percentage rates, which start at 0.01% and decline to .004% per

                      Evergreen Tax Strategic Equity Fund
-------------------------------------------------------------------------------
                   Notes to Financial Statements (Continued)

annum as net assets increase, to the average daily net asset value of the Fund. For the period ended September 30, 1998, the Fund paid $59 to EIS for providing administrative services.

Lieber & Company also provides brokerage services with respect to substantially all security transactions of the Fund effected on the New York or American Stock Exchanges. For the period ended September 30, 1998, the Fund incurred $5,693 in brokerage commissions with Lieber & Company.

Evergreen Service Company ("ESC"), an indirect, wholly-owned subsidiary of First Union, serves as the transfer and dividend disbursing agent for the Fund. The Fund has entered into an expense offset arrangement with ESC, relating to certain cash balances held at First Union for the benefit of the Evergreen Funds.

Officers of the Fund and affiliated Trustees receive no compensation directly from the Fund.

7. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an expense offset arrangement with its custodian. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets.

8. DEFERRED TRUSTEES' FEES

Each Independent Trustee of the Fund may defer any or all compensation related to performance of duties as a Trustee. Each Trustee's deferred balances are allocated to deferral accounts which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. Trustees will be paid either in one lump sum or in quarterly installments for up to ten years at their election, not earlier than either the year in which the Trustee ceases to be a member of the Board of Trustees or January 1, 2000. As of September 30, 1998, the Trustees had not deferred fees relating to the Fund.

                      Evergreen Tax Strategic Equity Fund
-------------------------------------------------------------------------------
                         Independent Auditors' Report

The Trustees and Shareholders of
Evergreen Tax Strategic Equity Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Evergreen Tax Strategic Equity Fund, a series of Evergreen Equity Trust, as of September 30, 1998, and the related statements of operations, changes in net assets and financial highlights, for Class Y shares, for the period from September 1, 1998 (commencement of operations) to September 30, 1998 and financial highlights, for Class A shares, for the period from September 4, 1998 (commencement of Class operations) to September 30, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Evergreen Tax Strategic Equity Fund as of September 30, 1998, the results of its operations, changes in its net assets and financial highlights for the periods specified in the first paragraph above in conformity with generally accepted accounting principles.

                                             KPMG Peat Marwick LLP

Boston, Massachusetts
October 6, 1998

                      Evergreen Tax Strategic Equity Fund
-------------------------------------------------------------------------------


YEAR 2000 (UNAUDITED)

Like other investment companies, the Fund could be adversely affected if the computer systems used by the Fund's investment advisors and the Fund's other service providers are not able to perform their intended functions effectively after 1999 because of the inability of computer software to distinguish the year 2000 from the year 1900. The Fund's investment advisors are taking steps to address this potential year 2000 problem with respect to the computer systems that they use and to obtain satisfactory assurances that comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund from this problem.

This report must be preceded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.


                          NOT       May lose value
                          FDIC
                          INSURED   No bank guarantee


                          EVERGREEN DISTRIBUTORS, INC.

32991                                                           546606 RV0 10/98